UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23449

Mutual of America Variable Insurance Portfolios, Inc.

(Exact name of registrant as specified in charter)

320 Park Avenue, New York, N.Y. 10022

(Address of principal executive offices) (Zip code)

James J. Roth

Chairman of the Board, President and Chief Executive Officer

Mutual of America Variable Insurance Portfolios, Inc.

320 Park Avenue

New York, NY 10022

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 224-1600

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders follows:

DECEMBER 31, 2021

Annual Reports of Mutual of America Variable Insurance Portfolios

This report is not to be construed as an offering for sale of any Variable Policy. No offering is made except in conjunction with a prospectus, which must precede or accompany this report.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

We are pleased to present the Mutual of America Variable Insurance Portfolios, Inc. (the “Investment Company”) Annual Report. The Investment Company’s Portfolios launched on January 24, 2020. This Report includes important information regarding the performance and financial position of the Investment Company’s Portfolios for the year ended December 31, 2021.

During 2021, all three of the major financial markets provided an extraordinarily good year for equities, with the Dow Jones Industrial Average, Nasdaq and S&P 500® Index (S&P 500) finishing the year at or near all-time highs. Several events led to these record highs, including the rollout of Covid-19 vaccines, unprecedented U.S. government fiscal and monetary support, strong consumer balance sheets, sturdy consumer spending and robust corporate earnings. Building in the background on the domestic front, however, were some potentially unfavorable trends, especially by year-end: the highly contagious Omicron variant of Covid-19, tighter monetary policy, the highest inflation in 30 years, the failure to pass more fiscal stimulus, and modest earnings growth in the equity market. Mutual of America Capital Management LLC looks at the impact these issues had on the economy and financial markets in 2021 and explores how they may influence market movements in early 2022.

Strong Year in Equity Markets

Even in the face of accelerating headwinds last year, the equity markets rallied. For example, the S&P 500 increased by 4.5% in December and finished 2021 up 28.7% — easily outpacing its 18.4% rise in 2020. During the year, the S&P 500 set 70 record highs, which is the second-most ever, behind the 77 in 1995. It was also the third-highest annual gain on record; and there was only one pullback of 5% in September. In the last three-year period, the S&P 500 doubled, something the Index had not achieved in a three-year period since the 1995-2000 stretch of the Technology Bubble, also known as the Dot-Com Bubble. Over the most recent two-year period, U.S. equity markets outperformed international equity markets, reflecting the earlier vaccination adoption success in the United States. Value stocks, both large and small, achieved much better returns than in 2020. This was especially true in the first half of 2021, given their high operating leverage to the reopening of the economy.

Performance of Select Indexes — Calendar-Year Returns
Select Indexes	2021	2020
S&P 500® Index	28.7%	18.4%
Nasdaq	22.2%	45.1%
Russell 1000® Growth	27.6%	38.5%
Russell 1000 Value	25.1%	2.8%
Russell 2000®	14.8%	19.9%
Russell 2000 Growth	2.8%	34.6%
Russell 2000 Value	28.2%	4.6%
MSCI EAFE	11.3%	7.8%

Source: Bloomberg

The 10-year U.S. Treasury bond yield was on a roller coaster most of the year as investors debated whether inflation in the economy was transitory or more of a long-term problem. To recap, yields began the year at 0.91%, hit a one-year high of 1.74% on March 31, 2021, fell to 1.17% by August 3, 2021, and rose once again to 1.51% by December 31, 2021. At this point, the 10-year Treasury is back to pre-pandemic levels and, given the outlook on inflation, yields appear likely to trend higher. For the full-year period, the 10-year Treasury was down 3.7%, the 30-year Treasury declined 4.7%, the Bloomberg U.S. Corporate Bond Index declined 1.0% and the Bloomberg U.S. Aggregate Index declined 1.5%.

Inflation Concerns Grow

Inflation continues to be problematic, and its rise is being caused by a variety of factors, including increases in global commodities, rising consumer demand, wage pressures and supply-chain bottlenecks. By November of last year, all three well-known inflation gauges showed heightened and increasing levels well above the U.S. Federal Reserve’s (Fed) average target of 2.0%: 1) the Bureau of Economic Affairs’ Personal Consumption Expenditures (PCE) — the Fed’s preferred inflation gauge — was up 4.7% year-over-year; 2) the Producer Price Index, which sometimes predicts the direction of consumer prices, was up 9.6%; and 3) the Consumer Price Index (CPI), the most widely recognized gauge, was up 6.8% — its highest level since June of 1982. The CPI provides a statistical measure of the average change in prices in a fixed market basket of consumer goods and services. The December CPI came in at 7.0%, marking the 10th consecutive month that inflation was above the Fed’s target rate.

The ongoing effect of inflation has directly impacted consumers’ purchasing power. Gas prices jumped nationwide during 2021, with an average of $3.38 per gallon on December 27, 2021 — an increase of more than $1.00 per gallon from December 2020. Food prices jumped 6.1% over the year, while used car and truck prices increased 31.4%. Home prices surged, as well. The most recent S&P/Case-Shiller U.S. National Home Price Index, from October 2021, reported a 19.1% annual gain. While down slightly from 19.7% in September 2021, these are very strong numbers that will continue to keep the CPI elevated in the coming months.

Supply-chain issues also added to the heightened concern about inflation over the last year. These issues include global chip shortages due to supply-chain disruptions caused by the Covid-19 pandemic, a sharp rise in demand for electronic goods because more people are working from home, and a lack of investing in chip manufacturing capacity. Industries most hurt by the chip shortage include automotive and technology (especially computer, cell phone and video game manufacturers). Shipping and transportation also were affected by mounting supply-chain issues, due to a shortage of dockworkers and truckers. At the end of November, there were 94 ships waiting to dock at the ports of Los Angeles and Long Beach, California. The delays in shipping increased costs for consumers and continued to affect the availability of goods during the holiday season and into the new year.

The Powell Pivot

With such increases affecting consumers, it’s no surprise the Fed is keenly focused on curbing inflation. The December 2021 meeting of the Federal Open Market Committee (FOMC), which included seven members of the Board of Governors of the Federal Reserve System, made it clear that the Fed’s inflation goals have been achieved and that Chairman Jerome Powell had signaled a hawkish pivot. Part of that pivot included an accelerated pace of tapering, and the Fed now anticipates their program of quantitative easing will be concluded by March of 2022. The Fed also released a revised schedule of economic projections, which now indicates that they anticipate at least three 25-basis-point interest-rate increases during 2022. The Fed also projects that the labor market will continue to improve, with the unemployment rate declining to 3.5% by the end of 2022, which is well below its longer-run rate of 4.0%. The Fed is sending a clear message to the market that it is concerned about inflation, and it will use the tools at its disposal to keep the economy from derailing as a result of inflation.

Build Back Better Act

As for major legislation by the federal government, President Joe Biden and Democratic leaders have already twice scaled back their ambitions for the social-spending and climate-change bill known as the Build Back Better Act — first by reducing its cost from $6 trillion to $3.5 trillion, and then down to $1.7 trillion. While West Virginia Senator Joe Manchin’s opposition in December ended his party’s hopes of passing the $1.75 trillion bill before the end of 2021, some Democrats hoped they could get Manchin to support an even smaller version in 2022, or pass popular components of the bill as separate, stand-alone measures. Although Manchin said he has not restarted talks with party leaders yet, it does not mean negotiations have ended. Democratic leaders see the bill’s passage as critical in helping their party to gain political momentum going into the midterm elections this November. If a bill does come together, it would probably include these Democratic priorities: major climate-change provisions that include generous subsidies for green energy, enhanced child tax credits, Medicare expansion, childcare and universal preschool. These priorities would be financed with tax increases and drug price controls. The child tax credit remains the biggest sticking point, and meeting Manchin’s demands would mean dropping several other major Democratic priorities.

A Challenged Labor Market

With consistent job growth every month in 2021, the economy added 6.45 million jobs, the highest aggregate calendar-year gain on record going back to 1940. This represents 84% of the jobs lost at the start of the pandemic, leaving the total employment level 3.6 million jobs shy of where it stood in February of 2020. The unemployment rate of 3.9% in December 2021 represented a decline of 0.3 percentage points from 4.2% in November. This marked the first time that unemployment has been under 4.0% since the pandemic began, and the largest-ever one-year drop in the unemployment rate on record. As a point of comparison, in February 2020, before the outbreak of the pandemic in the U.S., the unemployment rate was at a 50-year low of 3.5%, and the number of unemployed persons was 5.7 million.

Even with strong job growth and a low unemployment rate, there are some indications that the labor markets may be challenged going forward. First, the U.S. Bureau of Labor Statistics’ Job Openings and Labor Turnover Survey (JOLTS) for November showed that the number of job openings nationwide was still above 10 million for the fifth month in a row. Second, the labor force participation rate in the U.S. was 61.9% in December 2021, remaining 1.5 percentage points lower than in February 2020 (63.4%) before the pandemic started — and thus representing a labor force that is nearly 2.4 million smaller. The workforce has shrunk for a number of reasons, including that: 1) many people close to retirement decided not to return to work, due to healthcare concerns and lifestyle changes; 2) childcare issues, as there is a lack of caretakers to meet demand, and the cost of care has increased; and 3) more recently, workers are hesitant to reenter the workforce due to the emergence of the Omicron variant. Another indication is that average hourly earnings continued to climb in December and were up 4.7% year over year. All told, millions of job openings, fewer people in the labor market and rising wages could exacerbate the already high levels of inflation.

Equity Valuations

The earnings recovery in 2021 was among the most remarkable in the modern history of the equity markets, with earnings increasing by an estimated 49%. This increase, which is the result of soaring revenue combined with a cost structure that was held flat through the pandemic, is similar to what happened after the financial crisis of 2008-09. Most macroeconomists estimate that the S&P 500 will earn $227 a share in 2022, which represents year-over-year earnings growth of 9%. Currently, the S&P 500 trades at a forward price-to-earnings (P/E) multiple of 21, which is elevated relative to the historic range of 14 to 15 times for forward multiples. Last year, the market became even more narrow, with a relatively small number of stocks driving returns. During the final week of December, while the S&P 500 was setting new record highs, 334 companies in the Index hit new 52-week lows, more than double the number that marked new one-year highs. This has happened only three other times, all in December of 1999, during the Dot-Com Bubble. Another take on this phenomenon is to look at the five largest names in the Index — Apple, Microsoft, Amazon, Facebook and Alphabet — they accounted for roughly 25% of the overall 28.7% return to the Index in 2021. In related news, on January 3, 2022, Apple became the first company to be worth $3 trillion. Apple’s market value is greater than the $2.76 trillion Gross Domestic Product (GDP) of the United Kingdom, and it is approaching the $3.85 trillion GDP of Germany.

Outlook

As we begin a new year, there are a number of positives and negatives facing the U.S. economy and financial markets. On the positive side, the country has experienced strong jobs growth, robust corporate earnings, strong consumer spending and low interest rates. On the negative side, there are higher levels of inflation, created by a sluggish supply of labor participation and supply-chain issues. Additionally, the Omicron variant emerged, and infections surged. This variant appears to be more contagious but less lethal than previous variants, at least among the segment of the population who have been vaccinated. Therefore, it is less likely that widespread lockdowns will occur to hamper economic growth. However, this remains a risk. Finally, many stocks, especially the top names in the S&P 500, carry valuations that are potentially stretched. With this in mind, we continue to favor value-oriented stocks, which have better valuation support. We will continue to monitor these issues and other events that might impact our outlook in the coming months.

The total return performance (net of investment management and other operating expenses) for each of the Investment Company Portfolios is reflected below:

Total Returns — Year Ended December 31, 2021

Equity Index Portfolio	28.51%
All America Portfolio	27.10%
Small Cap Value Portfolio	31.86%
Small Cap Growth Portfolio	10.26%
Small Cap Equity Index Portfolio	26.57%
Mid Cap Value Portfolio	33.91%
Mid-Cap Equity Index Portfolio	24.56%
International Portfolio	10.53%
Retirement Income Portfolio	6.05%
2015 Retirement Portfolio	7.37%
2020 Retirement Portfolio	9.52%
2025 Retirement Portfolio	12.15%
2030 Retirement Portfolio	15.57%
2035 Retirement Portfolio	17.55%
2040 Retirement Portfolio	19.22%
2045 Retirement Portfolio	19.61%
2050 Retirement Portfolio	19.95%
2055 Retirement Portfolio	20.28%
2060 Retirement Portfolio	20.02%
Conservative Allocation Portfolio	8.28%
Moderate Allocation Portfolio	14.70%

Total Returns — Year Ended December 31, 2021
Aggressive Allocation Portfolio	18.44%
Money Market Portfolio	-0.16%
Mid-Term Bond Portfolio	-1.74%
Bond Portfolio	-2.52%

The above performance figures do not reflect the deduction of respective Separate Account fees and expenses imposed by Mutual of America Life Insurance Company. All Portfolio performances presented throughout this report are historical, reflect the full reinvestment of dividends paid, and should not be considered indicative of future results.

The pages that immediately follow include brief discussions of each Portfolio’s performance for the year ended December 31, 2021, compared to its relevant index. Also presented are graphs and tables for each Fund (except for the Money Market Portfolio) which illustrates each Fund’s respective:

●	Historical total return achieved over specific periods and expressed as an average annual rate;

●	Value in dollars of a $10,000 hypothetical investment at the beginning of each specified period; and

●	Historical performance compared to an appropriate index.

Following the discussions are the graphical representations of the asset allocations of each Portfolio and an illustration of each Portfolio’s operating expenses. The portfolios of each Portfolio and financial statements are presented in the pages that follow.

Thank you for your continued investment in our Portfolios.

Sincerely,

James J. Roth

Chairman of the Board,

President and Chief Executive Officer

Mutual of America Variable Insurance Portfolios, Inc.

The views expressed in this Annual Report are subject to change at any time based on market and other conditions and should not be construed as a recommendation. This Report contains forward-looking statements which speak only as of the date they were made and involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed herein. Readers are cautioned not to place undue reliance on our forward-looking statements, as we assume no obligation to update these forward-looking statements. Readers assume any and all responsibility for any investment decision made as a result of the views expressed herein.

S&P® and S&P 500® are trademarks of Standard & Poor’s Financial Services LLC.

EQUITY INDEX PORTFOLIO (Unaudited)

The Equity Index Portfolio’s objective is to replicate the performance of the S&P 500® Index (S&P 500), which consists of 500 stocks chosen by Standard & Poor’s for market size, liquidity and industry group representation. The S&P 500 is a market-weighted index of 500 stocks traded on the New York Stock Exchange, American Stock Exchange and NASDAQ, with each stock’s weight in the index proportionate to its market value. The weightings make each company’s influence on the S&P 500’s performance directly proportional to that company’s market value.

The Equity Index Portfolio’s performance for the year ended December 31, 2021, was 28.68% before expenses and 28.51% after expenses. The benchmark returned 28.71%. Note that the Equity Index Portfolio’s performance includes expenses, such as transaction costs and management fees, which are not applicable to the benchmark.

GROWTH OF A $10,000 INVESTMENT

Equity Index Portfolio
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$12,851	28.51%
Since 1/24/20 (Inception)	$14,909	22.93%

S & P 500 Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$12,871	28.71%
Since 1/24/20 (Inception)	$14,925	22.97%

The line representing the performance return of the Equity Index Portfolio includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

ALL AMERICA PORTFOLIO (Unaudited)

The investment objective of the All America Portfolio is to outperform the S&P 500® Index (S&P 500). The All America Portfolio is approximately 60% passively invested in the 500 stocks that comprise the S&P 500, with the remaining 40% actively managed, comprised of 20% mid-cap capitalization stocks and 20% small cap stocks, thus providing exposure to all levels of market capitalization among domestic stocks.

For the year ended December 31, 2021, the S&P 500 of large capitalization stocks increased by 28.71% on a total return basis, while the Russell® Midcap Core Index was up 22.58% and the Russell Midcap® Value Index was up 28.34%. The Russell 2000® Growth Index up 2.83% and the Russell 2000® Value Index up 28.27%.

The All America Portfolio’s return for the year ended December 31, 2021, before expenses was 27.76% and 27.10% after expenses versus the benchmark return of 28.71%.

GROWTH OF A $10,000 INVESTMENT

All America Portfolio
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$12,710	27.10%
Since 1/24/20 (Inception)	$14,627	21.72%

S & P 500 INDEX
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$12,871	28.71%
Since 1/24/20 (Inception)	$14,925	22.97%

The line representing the performance return of the All America Portfolio includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

SMALL CAP VALUE PORTFOLIO (Unaudited)

The investment objective of the Small Cap Value Portfolio is capital appreciation. The Small Cap Value Portfolio generally invests in companies that are below $3 billion in market capitalization and have lower price-to-book characteristics than the overall market.

For the year ended December 31, 2021, the Small Cap Value Portfolio returned 32.93% before expenses and 31.86% after expenses versus a 28.27% return for the Russell 2000® Value Index. Within the benchmark the best performing sectors were Energy and Retail, while the worst performing sectors were Healthcare and Utilities.

Stock selection was the primary driver of positive performance versus the benchmark. Sectors contributing to Fund performance included Industrials and Technology, while sectors detracting from Fund performance included Retail and Real Estate.

GROWTH OF A $10,000 INVESTMENT

Small Cap Value Portfolio
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$13,186	31.86%
Since 1/24/20 (Inception)	$12,919	14.16%

Russell 2000 Value Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$12,827	28.27%
Since 1/24/20 (Inception)	$13,724	17.76%

The line representing the performance return of the Small Cap Value Portfolio includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

SMALL CAP GROWTH PORTFOLIO (Unaudited)

The investment objective of the Small Cap Growth Portfolio is capital appreciation. The Small Cap Growth Portfolio invests in growth stocks within the small capitalization marketplace. The Portfolio returned 11.16% before expenses and 10.26% after expenses for the year ended December 31, 2021. The Portfolio’s benchmark, the Russell 2000® Growth Index, returned 2.83% for the comparable period.

We had attractive results outperforming by just over 8.3 percentage points, gross of fees. Our performance was largely driven by stock selection as opposed to large sector exposures. The Fund’s strong relative performance came from the Consumer Discretionary and Healthcare sectors. The Industrial and Consumer Service sectors were drags on performance but not meaningfully. Although the Russell 2000 Growth Index hit a new high on February 9th of 2021, the index had a fairly underwhelming calendar year. Growth stocks ended the year similar to how they began with higher-growth companies lagging their lower growth cohorts and valuation multiples compressing. We continue to focus on companies with improving fundamentals. We believe as geo-political uncertainties and economic concerns abate from current levels, growth companies could become more favorably viewed by the investment community.

GROWTH OF A $10,000 INVESTMENT

Small Cap Growth Portfolio
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$11,026	10.26%
Since 1/24/20 (Inception)	$15,428	25.13%

Russell 2000 Growth Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$10,283	2.83%
Since 1/24/20 (Inception)	$13,642	17.40%

The line representing the performance return of the Small Cap Growth Portfolio includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

SMALL CAP EQUITY INDEX PORTFOLIO (Unaudited)

The Small Cap Equity Index Portfolio invests in the 600 stocks that comprise the S&P SmallCap 600® Index (S&P SmallCap 600). The S&P SmallCap 600 is a market-weighted index of 600 stocks traded on the New York Stock Exchange, American Stock Exchange and NASDAQ. The weightings make each company’s influence on the S&P SmallCap 600’s performance directly proportional to that company’s market value.

The Small Cap Equity Index Portfolio’s return for the year ended December 31, 2021, was 26.75% before expenses and 26.57% after expenses. The return of the S&P SmallCap 600 was 26.82%. Note that the performance of the Small Cap Equity Index Portfolio includes expenses, such as transaction costs and management fees, which are not applicable to the benchmark.

GROWTH OF A $10,000 INVESTMENT

Small Cap Equity Index Portfolio
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$12,656	26.57%
Since 1/24/20 (Inception)	$14,116	19.51%

S & P 600 Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$12,682	26.82%
Since 1/24/20 (Inception)	$14,172	19.73%

The line representing the performance return of the Small Cap Equity Index Portfolio includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

MID CAP VALUE PORTFOLIO (Unaudited)

The investment objective of the Mid Cap Value Portfolio is to outperform the Russell Midcap® Value Index. The Mid Cap Value Portfolio generally invests in companies that are between $1 billion and $20 billion in market capitalization and have lower price-to-book characteristics.

For the year ended December 31, 2021, the Mid Cap Value Portfolio returned 34.78% before expenses and 33.91% after expenses versus a 28.34% return for the Russell Midcap® Value Index. Within the benchmark the best performing sectors were Energy and Finance, while the worst performing sectors were Consumer Cyclical and Healthcare.

Stock selection was the primary driver of positive performance versus the benchmark. Sectors contributing to Fund performance included Industrial and Healthcare, while sectors detracting from Fund performance included Real Estate and Basic Materials.

GROWTH OF A $10,000 INVESTMENT

Mid Cap Value Portfolio
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$13,391	33.91%
Since 1/24/20 (Inception)	$13,817	18.19%

Russell Mid Cap Value Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$12,834	28.34%
Since 1/24/20 (Inception)	$13,413	16.37%

The line representing the performance return of the Mid Cap Value Portfolio includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

MID-CAP EQUITY INDEX PORTFOLIO (Unaudited)

The Mid-Cap Equity Index Portfolio invests in the 400 stocks that comprise the S&P MidCap 400® Index (S&P MidCap 400). The S&P MidCap 400 is a market-weighted index of 400 stocks traded on the New York Stock Exchange, American Stock Exchange and NASDAQ. The weightings make each company’s influence on the S&P MidCap 400’s performance directly proportional to that company’s market value. The companies included in the S&P MidCap 400 tend to be typical of this asset class, the medium-capitalized sector of the U.S. securities market.

The Mid-Cap Equity Index Portfolio’s performance for the year ended December 31, 2021, was 24.73% before expenses and 24.56% after expenses. The return of the S&P MidCap 400 was 24.76%. Note that the performance of the Mid-Cap Equity Index Portfolio includes expenses, such as transaction costs and management fees, which are not applicable to the benchmark.

GROWTH OF A $10,000 INVESTMENT

Mid-Cap Equity Index Portfolio
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$12,456	24.56%
Since 1/24/20 (Inception)	$14,069	19.30%

S & P MidCap 400 Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$12,476	24.76%
Since 1/24/20 (Inception)	$14,157	19.66%

The line representing the performance return of the Mid-Cap Equity Index Portfolio includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

INTERNATIONAL PORTFOLIO (Unaudited)

The International Portfolio seeks capital appreciation by investing, directly or indirectly, mainly in exchange traded Portfolios that invest in stocks of large and mid-cap companies in developed market countries located outside of the United States and Canada that are reflected or contained in the Morgan Stanley Capital International, Inc. Europe, Australasia and Far East® Index (MSCI EAFE® Index). Previously, the International Portfolio was invested mainly in exchange traded Portfolios that reflect, replicate or follow the country weightings of the MSCI EAFE® Index. The Portfolio had also invested a small percentage of assets in exchange traded funds that provide exposure to emerging markets and to companies with small market capitalizations in developed market countries. The Securities and Exchange Commission revoked the exemptive orders that allowed these investments effective on January 19, 2022. Currently, the International Portfolio is invested directly in the stocks of companies represented in the MSCI EAFE® Index, except to the extent that it is permissible to invest in exchange traded funds within the general limitations of the Investment Company Act of 1940.

For the year ended December 31, 2021, the International Portfolio returned 10.66% before expenses and 10.53% after expenses. The return of the MSCI EAFE benchmark was 11.26%. The Portfolio’s benchmark closes earlier in the day than the actual market for the Portfolio’s investments. This time lag can result in both positive and negative performance differences.

GROWTH OF A $10,000 INVESTMENT

International Portfolio
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$11,053	10.53%
Since 1/24/20 (Inception)	$11,989	9.83%

MSCI EAFE Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$11,126	11.26%
Since 1/24/20 (Inception)	$11,996	9.85%

The line representing the performance return of the International Portfolio includes expenses, such as direct management fees and expenses of the underlying ETFs in which the Fund invests that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

RETIREMENT INCOME PORTFOLIO (Unaudited)

The objective of the Retirement Income Portfolio is current income consistent with the preservation of capital and, to a lesser extent, capital appreciation. The Retirement Income Portfolio invests primarily in the fixed-income Portfolios of the Investment Company and also invests in two equity Portfolios of the Investment Company. The Portfolio’s current target allocation is approximately 75% of net assets in fixed-income Portfolios (approximately 35% in the Bond Portfolio, 25% in the Mid-Term Bond Portfolio and 15% in the Money Market Portfolio) and approximately 25% of net assets in equity Portfolios (20% in the Equity Index Portfolio and 5% in the Mid-Cap Equity Index Portfolio) (See Note 1 in the Notes to Financial Statements for additional information on changes to Portfolio target allocations during 2021).

Performance for the Retirement Income Portfolio is compared to the Bloomberg Barclays U.S. Aggregate Bond Index (60% weighting), the FTSE 3-Month Treasury Bill Index (15% weighting) and the S&P 500® Index (25% weighting). For the year ended December 31, 2021, the Portfolio returned 6.13% before expenses and 6.05% after expenses, versus a 5.70% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

Retirement Income Portfolio
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$10,605	6.05%
Since 1/24/20 (Inception)	$11,334	6.69%

S & P 500 Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$12,871	28.71%
Since 1/24/20 (Inception)	$14,925	22.97%

Bloomberg Barclays U.S. Aggregate Bond Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$9,846	-1.54%
Since 1/24/20 (Inception)	$10,450	2.30%

FTSE 3 - Month T-Bill Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$10,005	0.05%
Since 1/24/20 (Inception)	$10,053	0.27%

The line representing the performance return of the Retirement Income Portfolio includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2015 RETIREMENT PORTFOLIO (Unaudited)

The objective of the 2015 Retirement Portfolio is current income and capital appreciation appropriate for the asset allocation associated with a retirement in 2015. The 2015 Retirement Portfolio invests in Portfolios of the Investment Company. The Portfolio’s current target allocation is approximately 67% of net assets in fixed-income Portfolios (37% in the Bond Portfolio, 20% in the Mid-Term Bond Portfolio and 10% in the Money Market Portfolio) and approximately 33% of net assets in equity Portfolios (approximately 22% in the Equity Index Portfolio, 6% in the Mid-Cap Equity Index Portfolio and 5% in the International Portfolio) (See Note 1 in the Notes to Financial Statements for additional information on changes to Portfolio target allocations during 2021).

Performance for the 2015 Retirement Portfolio is compared to the Bloomberg Barclays U.S. Aggregate Bond Index (57% weighting), the FTSE 3-Month Treasury Bill Index (10% weighting) and the S&P 500® Index (33% weighting). For the year ended December 31, 2021, the Portfolio returned 7.45% before expenses and 7.37% after expenses, versus a 7.93% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

2015 Retirement Portfolio
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$10,737	7.37%
Since 1/24/20 (Inception)	$11,530	7.64%

S & P 500 Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$12,871	28.71%
Since 1/24/20 (Inception)	$14,925	22.97%

Bloomberg Barclays U.S. Aggregate Bond Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$9,846	-1.54%
Since 1/24/20 (Inception)	$10,450	2.30%

FTSE 3 - Month T-Bill Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$10,005	0.05%
Since 1/24/20 (Inception)	$10,053	0.27%

The line representing the performance return of the 2015 Retirement Portfolio includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2020 RETIREMENT PORTFOLIO (Unaudited)

The objective of the 2020 Retirement Portfolio is current income and capital appreciation appropriate for the asset allocation associated with a retirement in 2020. The 2020 Retirement Portfolio invests in Portfolios of the Investment Company. The Portfolio’s current target allocation is approximately 57% of net assets in fixed-income Portfolios (37% in the Bond Portfolio, 15% in the Mid-Term Bond Portfolio and 5% in the Money Market Portfolio) and approximately 43% of net assets in equity Portfolios (approximately 23% in the Equity Index Portfolio, 8% in the Mid-Cap Equity Index Portfolio, 8% in the International Portfolio and 2% each in the Small Cap Growth and Small Cap Value Portfolios) (See Note 1 in the Notes to Financial Statements for additional information on changes to Portfolio target allocations during 2021).

Performance for the 2020 Retirement Portfolio is compared to the Bloomberg Barclays U.S. Aggregate Bond Index (52% weighting), the FTSE 3-Month Treasury Bill Index (5% weighting) and the S&P 500® Index (43% weighting). For the year ended December 31, 2021, the Portfolio returned 9.60% before expenses and 9.52% after expenses, versus a 10.79% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

2020 Retirement Portfolio
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$10,952	9.52%
Since 1/24/20 (Inception)	$11,895	9.39%

S & P 500 Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$12,871	28.71%
Since 1/24/20 (Inception)	$14,925	22.97%

Bloomberg Barclays U.S. Aggregate Bond Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$9,846	-1.54%
Since 1/24/20 (Inception)	$10,450	2.30%

FTSE 3 - Month T-Bill Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$10,005	0.05%
Since 1/24/20 (Inception)	$10,053	0.27%

The line representing the performance return of the 2020 Retirement Portfolio includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the indices do not. Past performance is not indicative of future results.

2025 RETIREMENT PORTFOLIO (Unaudited)

The objective of the 2025 Retirement Portfolio is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2025. The 2025 Retirement Portfolio invests in Portfolios of the Investment Company. The Portfolio’s current target allocation is approximately 53% of net assets in equity Portfolios (approximately 27% in the Equity Index Portfolio, 12% in the Mid-Cap Equity Index Portfolio, 10% in the International Portfolio and 2% each in the Small Cap Growth and Small Cap Value Portfolios) and approximately 47% of net assets in fixed-income Portfolios (32% in the Bond Portfolio, 10% in the Mid-Term Bond Portfolio and 5% in the Money Market Portfolio) (See Note 1 in the Notes to Financial Statements for additional information on changes to Portfolio target allocations during 2021).

Performance for the 2025 Retirement Portfolio is compared to the S&P 500® Index (53% weighting), the Bloomberg Barclays U.S. Aggregate Bond Index (42% weighting) and the FTSE 3-Month Treasury Bill Index (5% weighting). For the year ended December 31, 2021, the Portfolio returned 12.22% before expenses and 12.15% after expenses, versus a 13.80% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

2025 Retirement Portfolio
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$11,215	12.15%
Since 1/24/20 (Inception)	$12,296	11.28%

S & P 500 Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$12,871	28.71%
Since 1/24/20 (Inception)	$14,925	22.97%

Bloomberg Barclays U.S. Aggregate Bond Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$9,846	-1.54%
Since 1/24/20 (Inception)	$10,450	2.30%

FTSE 3 - Month T-Bill Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$10,005	0.05%
Since 1/24/20 (Inception)	$10,053	0.27%

The line representing the performance return of the 2025 Retirement Portfolio includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2030 RETIREMENT PORTFOLIO (Unaudited)

The objective of the 2030 Retirement Portfolio is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2030. The 2030 Retirement Portfolio invests in Portfolios of the Investment Company. The Portfolio’s current target allocation is approximately 65% of net assets in equity Portfolios (approximately 33% in the Equity Index Portfolio, 15% in the Mid-Cap Equity Index Portfolio, 12% in the International Portfolio 1% in the Small Cap Equity Index Portfolio and 2% each in the Small Cap Growth and Small Cap Value Portfolios) and approximately 35% of net assets in fixed-income Portfolios (25% in the Bond Portfolio, 5% in the Mid-Term Bond Portfolio and 5% in the Money Market Portfolio) (See Note 1 in the Notes to Financial Statements for additional information on changes to Portfolio target allocations during 2021).

Performance for the 2030 Retirement Portfolio is compared to the S&P 500® Index (65% weighting), the Bloomberg Barclays U.S. Aggregate Bond Index (30% weighting) and the FTSE 3-Month Treasury Bill Index (5% weighting). For the period year ended December 31, 2021, the Portfolio returned 15.64% before expenses and 15.57% after expenses, versus a 17.50% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

2030 Retirement Portfolio
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$11,557	15.57%
Since 1/24/20 (Inception)	$12,815	13.68%

S & P 500 Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$12,871	28.71%
Since 1/24/20 (Inception)	$14,925	22.97%

Bloomberg Barclays U.S. Aggregate Bond Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$9,846	-1.54%
Since 1/24/20 (Inception)	$10,450	2.30%

FTSE 3 - Month T-Bill Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$10,005	0.05%
Since 1/24/20 (Inception)	$10,053	0.27%

The line representing the performance return of the 2030 Retirement Portfolio includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2035 RETIREMENT PORTFOLIO (Unaudited)

The objective of the 2035 Retirement Portfolio is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2035. The 2035 Retirement Portfolio invests in Portfolios of the Investment Company. The Portfolio’s current target allocation is approximately 75% of net assets in equity Portfolios (approximately 37% in the Equity Index Portfolio, 16% in the Mid-Cap Equity Index Portfolio, 15% in the International Portfolio, 3% each in the Small Cap Growth and Small Cap Value Portfolios and 1% in the Small-Cap Equity Index Portfolio) and approximately 25% of net assets in the Bond Portfolio (See Note 1 in the Notes to Financial Statements for additional information on changes to Portfolio target allocations during 2021).

Performance for the 2035 Retirement Portfolio is compared to the S&P 500® Index (75% weighting) and the Bloomberg Barclays U.S. Aggregate Bond Index (25% weighting). For the year ended December 31, 2021, the Portfolio returned 17.63% before expenses and 17.55% after expenses, versus a 20.55% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

2035 Retirement Portfolio
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$11,755	17.55%
Since 1/24/20 (Inception)	$13,166	15.28%

S & P 500 Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$12,871	28.71%
Since 1/24/20 (Inception)	$14,925	22.98%

Bloomberg Barclays U.S. Aggregate Bond Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$9,846	-1.54%
Since 1/24/20 (Inception)	$10,450	2.30%

The line representing the performance return of the 2035 Retirement Portfolio includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2040 RETIREMENT PORTFOLIO (Unaudited)

The objective of the 2040 Retirement Portfolio is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2040. The 2040 Retirement Portfolio invests in Portfolios of the Investment Company. The Portfolio’s current target allocation is approximately 83% of net assets in equity Portfolios (approximately 41% in the Equity Index Portfolio, 17% in the Mid-Cap Equity Index Portfolio, 17% in the International Portfolio, 3% each in the Small Cap Growth and Small Cap Value Portfolios and 2% in the Small-Cap Equity Index Portfolio) and approximately 17% of net assets in the Bond Portfolio (See Note 1 in the Notes to Financial Statements for additional information on changes to Portfolio target allocations during 2021).

Performance for the 2040 Retirement Portfolio is compared to the S&P 500® Index (83% weighting) and the Bloomberg Barclays U.S. Aggregate Bond Index (17% weighting). For the year ended December 31, 2021, the Portfolio returned 19.30% before expenses and 19.22% after expenses, versus a 23.12% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

2040 Retirement Portfolio
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$11,922	19.22%
Since 1/24/20 (Inception)	$13,430	16.47%

S & P 500 Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$12,871	28.71%
Since 1/24/20 (Inception)	$14,925	22.97%

Bloomberg Barclays U.S. Aggregate Bond Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$9,846	-1.54%
Since 1/24/20 (Inception)	$10,450	2.30%

The line representing the performance return of the 2040 Retirement Portfolio includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2045 RETIREMENT PORTFOLIO (Unaudited)

The objective of the 2045 Retirement Portfolio is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2045. The 2045 Retirement Portfolio invests in Portfolios of the Investment Company. The Portfolio’s current target allocation is approximately 86% of net assets in equity Portfolios (approximately 42% in the Equity Index Portfolio, 17% in the Mid-Cap Equity Index Portfolio, 18% in the International Portfolio, 4% each in the Small Cap Growth and Small Cap Value Portfolios and 1% in the Small-Cap Equity Index Portfolio) and approximately 14% of net assets in the Bond Portfolio (See Note 1 in the Notes to Financial Statements for additional information on changes to Portfolio target allocations during 2021).

Performance for the 2045 Retirement Portfolio is compared to the S&P 500® Index (86% weighting) and the Bloomberg Barclays U.S. Aggregate Bond Index (14% weighting). For the year ended December 31, 2021, the Portfolio returned 19.69% before expenses and 19.61% after expenses, versus a 24.09% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

2045 Retirement Portfolio
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$11,961	19.61%
Since 1/24/20 (Inception)	$13,493	16.75%

S & P 500 Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$12,871	28.71%
Since 1/24/20 (Inception)	$14,925	22.97%

Bloomberg Barclays U.S. Aggregate Bond Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$9,846	-1.54%
Since 1/24/20 (Inception)	$10,450	2.30%

The line representing the performance return of the 2045 Retirement Portfolio includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2050 RETIREMENT PORTFOLIO (Unaudited)

The objective of the 2050 Retirement Portfolio is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2050. The 2050 Retirement Portfolio invests in Portfolios of the Investment Company. The Portfolio’s current target allocation is approximately 88% of net assets in equity Portfolios (approximately 41% in the Equity Index Portfolio, 18% in the Mid-Cap Equity Index Portfolio, 19% in the International Portfolio, 4% each in the Small Cap Growth and Small Cap Value Portfolios and 2% in the Small-Cap Equity Index Portfolio) and approximately 12% of net assets in the Bond Portfolio (See Note 1 in the Notes to Financial Statements for additional information on changes to Portfolio target allocations during 2021).

Performance for the 2050 Retirement Portfolio is compared to the S&P 500® Index (88% weighting) and the Bloomberg Barclays U.S. Aggregate Bond Index (12% weighting). For the year ended December 31, 2021, the Portfolio returned 20.03% before expenses and 19.95% after expenses, versus a 24.74% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

2050 Retirement Portfolio
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$11,995	19.95%
Since 1/24/20 (Inception)	$13,544	16.98%

S & P 500 Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$12,871	28.71%
Since 1/24/20 (Inception)	$14,925	22.97%

Bloomberg Barclays U.S. Aggregate Bond Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$9,846	-1.54%
Since 1/24/20 (Inception)	$10,450	2.30%

The line representing the performance return of the 2050 Retirement Portfolio includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2055 RETIREMENT PORTFOLIO (Unaudited)

The objective of the 2055 Retirement Portfolio is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2055. The 2055 Retirement Portfolio invests in Portfolios of the Investment Company. The Portfolio’s current target allocation is approximately 90% of net assets in equity Portfolios (approximately 40% in the Equity Index Portfolio, 19% in the Mid-Cap Equity Index Portfolio, 20% in the International Portfolio, 5% each in the Small Cap Growth and Small Cap Value Portfolios and 1% in the Small-Cap Equity Index Portfolio) and approximately 10% of net assets in the Bond Portfolio (See Note 1 in the Notes to Financial Statements for additional information on changes to Portfolio target allocations during 2021).

Performance for the 2055 Retirement Portfolio is compared to the S&P 500® Index (90% weighting) and the Bloomberg Barclays U.S. Aggregate Bond Index (10% weighting). For the year ended December 31, 2021, the Portfolio returned 20.34% before expenses and 20.28% after expenses, versus a 25.40% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

2055 Retirement Portfolio
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$12,028	20.28%
Since 1/24/20 (Inception)	$13,556	17.04%

S & P 500 Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$12,871	28.71%
Since 1/24/20 (Inception)	$14,925	22.97%

Bloomberg Barclays U.S. Aggregate Bond Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$9,846	-1.54%
Since 1/24/20 (Inception)	$10,450	2.30%

The line representing the performance return of the 2055 Retirement Portfolio includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2060 RETIREMENT PORTFOLIO (Unaudited)

The objective of the 2060 Retirement Portfolio is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2060. The 2060 Retirement Portfolio invests in Portfolios of the Investment Company. The Portfolio’s current target allocation is approximately 92% of net assets in equity Portfolios (approximately 39% in the Equity Index Portfolio, 20% in the Mid-Cap Equity Index Portfolio, 21% in the International Portfolio, 5% each in the Small Cap Growth and Small Cap Value Portfolios and 2% in the Small-Cap Equity Index Portfolio) and approximately 8% of net assets in the Bond (See Note 1 in the Notes to Financial Statements for additional information on changes to Portfolio target allocations during 2021).

Performance for the 2060 Retirement Portfolio is compared to the S&P 500® Index (92% weighting) and the Bloomberg Barclays U.S. Aggregate Bond Index (8% weighting). For the year ended December 31, 2021, the Portfolio returned 20.08% before expenses and 20.02% after expenses, versus a 26.05% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

2060 Retirement Portfolio
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$12,002	20.02%
Since 1/24/20 (Inception)	$13,585	17.16%

S & P 500 Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$12,871	28.71%
Since 1/24/20 (Inception)	$14,925	22.97%

Bloomberg Barclays U.S. Aggregate Bond Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$9,846	-1.54%
Since 1/24/20 (Inception)	$10,450	2.30%

The line representing the performance return of the 2060 Retirement Portfolio includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

CONSERVATIVE ALLOCATION PORTFOLIO (Unaudited)

The objective of the Conservative Allocation Portfolio is current income and, to a lesser extent, capital appreciation. The Conservative Allocation Portfolio invests primarily in the fixed-income Portfolios of the Investment Company and also invests in the equity Portfolios of the Investment Company. The Conservative Allocation Portfolio’s target allocation is approximately 65% of net assets in fixed-income Portfolios (approximately 30% in the Bond Portfolio and 35% in the Mid-Term Bond Portfolio) and approximately 35% of net assets in equity Portfolios (approximately 25% in the Equity Index Portfolio, 5% in the Mid-Cap Equity Index Portfolio and 5% in the International Portfolio).

Performance for the Conservative Allocation Portfolio is compared to the Bloomberg Barclays U.S. Aggregate Bond Index (65% weighting) and the S&P 500® Index (35% weighting). For the year ended December 31, 2021, the Conservative Allocation Portfolio returned 8.30% before expenses and 8.28% after expenses, versus a 8.34% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

Conservative Allocation Portfolio
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$10,828	8.28%
Since 1/24/20 (Inception)	$11,703	8.47%

S & P 500 Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$12,871	28.71%
Since 1/24/20 (Inception)	$14,925	22.97%

Bloomberg Barclays U.S. Aggregate Bond Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$9,846	-1.54%
Since 1/24/20 (Inception)	$10,450	2.30%

The line representing the performance return of the Conservative Allocation Portfolio includes direct operating expenses and expenses in the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indicies do not. Past performance is not indicative of future results.

MODERATE ALLOCATION PORTFOLIO (Unaudited)

The objective of the Moderate Allocation Portfolio is capital appreciation and current income. The Moderate Allocation Portfolio invests in the equity and fixed-income Portfolios of the Investment Company. The Moderate Allocation Portfolio’s target allocation is approximately 60% of net assets in equity Portfolios (approximately 35% of its net assets in the Equity Index Portfolio, 15% in the Mid-Cap Equity Index Portfolio and 10% in the International Portfolio) and approximately 40% of net assets in fixed-income Portfolios (approximately 25% of its net assets in the Bond Portfolio and approximately 15% of its net assets in the Mid-Term Bond Portfolio).

Performance for the Moderate Allocation Portfolio is compared to the S&P 500® Index (60% weighting) and the Bloomberg Barclays U.S. Aggregate Bond Index (40% weighting). For the year ended December 31, 2021, the Moderate Allocation Portfolio returned 14.72% before expenses and 14.70% after expenses, versus an 15.86% return for the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

Moderate Allocation Portfolio
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$11,470	14.70%
Since 1/24/20 (Inception)	$12,628	12.82%

S & P 500 Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$12,871	28.71%
Since 1/24/20 (Inception)	$14,925	22.97%

Bloomberg Barclays U.S. Aggregate Bond Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$9,846	-1.54%
Since 1/24/20 (Inception)	$10,450	2.30%

The line representing the performance return of the Moderate Allocation Portfolio includes direct operating expenses and expenses in the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indicies do not. Past performance is not indicative of future results.

AGGRESSIVE ALLOCATION PORTFOLIO (Unaudited)

The objective of the Aggressive Allocation Portfolio is capital appreciation and, to a lesser extent, current income. The Aggressive Allocation Portfolio invests in the equity and fixed-income Portfolios of the Investment Company. The Aggressive Allocation Portfolio’s target allocation is approximately 80% of net assets in equity Portfolios (approximately 35% of its net assets in the Equity Index Portfolio, 20% in the Mid-Cap Equity Index Portfolio, 5% each in the Small Cap Value Portfolio and Small Cap Growth Portfolios and 15% in the International Portfolio) and approximately 20% of net assets in the Bond Portfolio.

Performance for the Aggressive Allocation Portfolio is compared to the S&P 500® Index (80% weighting) and the Bloomberg Barclays U.S. Aggregate Bond Index (20% weighting). For the year ended December 31, 2021, the Aggressive Allocation Portfolio returned 18.46% before expenses and 18.44% after expenses, versus a 22.15% return for the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

Aggressive Allocation Portfolio
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$11,844	18.44%
Since 1/24/20 (Inception)	$13,326	16.00%

S & P 500 Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$12,871	28.71%
Since 1/24/20 (Inception)	$14,925	22.97%

Bloomberg Barclays U.S. Aggregate Bond Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$9,846	-1.54%
Since 1/24/20 (Inception)	$10,450	2.30%

The line representing the performance return of the Aggressive Allocation Portfolio includes direct operating expenses and expenses in the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indicies do not. Past performance is not indicative of future results.

MONEY MARKET PORTFOLIO (Unaudited)

The Money Market Portfolio’s investment objective is to realize current income while maintaining liquidity, investment quality and stability of capital through investing in high-quality commercial paper issued by U.S. corporations and securities issued by the U.S. government and its agencies. For the year ended December 31, 2021, the Money Market Portfolio returned 0.04% before expenses and -0.16% after expenses, compared to a 0.05% return for the FTSE 3-Month Treasury Bill Index. Note that the benchmark performance does not reflect any expenses.

The Portfolio’s strategy will continue to focus on quality, liquidity, and maintaining a relatively short weighted average maturity. On December 31, 2021, the Portfolio held 38% in U.S. Treasury Bills, 16% in U.S. agency discount notes and the remainder in commercial paper. The average maturity was 30 days.

The seven-day effective yield as of February 15, 2022, was -0.12%. As with all performance reporting, this yield is not necessarily indicative of future annual yields. Neither the Federal Deposit Insurance Corporation nor any other U.S. government agency insures or guarantees investments in shares of the Money Market Portfolio.

The Treasury curve bear flattened through 2021 as shorter-term rates rose more than long term rates. On December 31, the two-year yield had risen 61 basis points or 0.61% from levels at the beginning of the year and stood at 0.73%. The five-year rate rose 90 basis points to 1.26% and the long bond, or the thirty year, was just 25 basis points higher at 1.90%.

The changes in the yield curve are fairly consistent with expected Fed hikes in the Fed Funds rate, a level that has stood at 0.00-0.25% since March of 2020. At this writing, futures suggest the first hike in March of this year followed by a series of three to four more through December 2022. On December 31, the futures had the first hike in June 2022 with a possibility of a second in November. It is often said that the Fed controls the front part of the curve and inflation the back end. The Fed’s influence is felt directly out to about five years and the longer end of the curve reflects the Fed’s efforts to slow the economy and curtail inflation. Curve behavior, especially since July 2021, reflected this. Short term rates were higher and long term rates had actually fallen.

The Fed began to taper its purchase of $80 billion Treasuries per month and $40 billion of mortgage-backed securities (MBS) per month by $10 billion and $5 billion, respectively, in November. In January, the Fed accelerated the taper to a reduction of $20 billion Treasuries and $10 billion MBS per month with the goal of bringing the program to an end in early March. This withdrawal of liquidity will take an uneconomic buyer of size out the market and could put additional upward pressure on rates.

MID-TERM BOND PORTFOLIO (Unaudited)

The Mid-Term Bond Portfolio seeks a high level of return consistent with the preservation of capital through investment in publicly traded debt securities. Under normal circumstances, the portfolio emphasizes corporate issues, particularly BBB-rated bonds, in order to capture incremental income. At this time, we’ve chosen to add U.S. Treasury and U.S. agency exposure to increase the overall quality of the Portfolio. The objective of the Portfolio is to maintain a maturity profile similar to that of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index benchmark. To achieve the duration target, intermediate corporate and U.S. Treasury maturities are emphasized. In addition, the Portfolio’s corporate positions will remain highly diversified in order to help shield the portfolio from any credit risks.

For the year ended December 31, 2021, the Mid-Term Bond Portfolio returned -1.30% before expenses and -1.74% after expenses versus a -1.44% return of the Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index during the same period.

GROWTH OF A $10,000 INVESTMENT

Mid-Term Bond Portfolio
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$9,826	-1.74%
Since 1/24/20 (Inception)	$10,256	1.31%

Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$9,856	-1.44%
Since 1/24/20 (Inception)	$10,404	2.07%

The line representing the performance return of the Mid-Term Bond Portfolio includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

BOND PORTFOLIO (Unaudited)

The Bond Portfolio’s primary investment objective is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. It does this by investing primarily in investment grade publicly traded debt securities. A secondary objective is preservation of capital. The securities held by the Bond Portfolio include corporate, U.S. agency and mortgage-backed securities, all of which normally yield more than U.S. Treasury issues.

Over the long term, the Bond Portfolio’s strategy is to overweight corporate bonds, underweight U.S. Treasuries, and market weight mortgage-backed securities. The portfolio’s aim is to maintain a similar maturity profile to the benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, with an overweighting of BBB-rated issuers. To achieve the duration target, intermediate corporate and longer U.S. Treasury maturities are emphasized. The Bond Portfolio also stresses diversification in order to protect it from unexpected credit events.

The benchmark returned -1.54% for year ended December 31, 2021. The Bond Portfolio returned -2.08% before expenses and -2.52% after expenses during the same period.

The Treasury curve bear flattened through 2021 as shorter-term rates rose more than long term rates. On December 31, the two-year yield had risen 61 basis points or 0.61% from levels at the beginning of the year and stood at 0.73%. The five-year rate rose 90 basis points to 1.26% and the long bond, or the thirty year, was just 25 basis points higher at 1.90%.

The changes in the yield curve are fairly consistent with expected Fed hikes in the Fed Funds rate, a level that has stood at 0.00-0.25% since March of 2020. At this writing, futures suggest the first hike in March of this year followed by a series of three to four more through December 2022. On December 31, the futures had the first hike in June 2022 with a possibility of a second in November. It is often said that the Fed controls the front part of the curve and inflation the back end. The Fed’s influence is felt directly out to about five years and the longer end of the curve reflects the Fed’s efforts to slow the economy and curtail inflation. Curve behavior, especially since July 2021, reflected this. Short term rates were higher and long term rates had actually fallen.

The Fed began to taper its purchase of $80 billion Treasuries per month and $40 billion of mortgage-backed securities (MBS) per month by $10 billion and $5 billion, respectively, in November. In January, the Fed accelerated the taper to a reduction of $20 billion Treasuries and $10 billion MBS per month with the goal of bringing the program to an end in early March. This withdrawal of liquidity will take an uneconomic buyer of size out the market and could put additional upward pressure on rates. It is for this reason we expect to continue to maintain a shorter duration than that of the benchmark.

The Bloomberg Barclays Corporate Index started 2021 with a spread of 96. During the first half of the year, as the Fed indicated little urgency to withdraw liquidity and vaccinations became more readily available, spreads tightened to a post Global Financial Crisis low of 80 on June 30. Since then, as Fed action has become more likely, spreads have widened to 92 on December 31. But they have not moved in tandem. While short spreads have risen, longer spreads remain tighter. This is unusual as a bear flattening yield curve often results in wider spreads in the long end as investors anticipate slower growth.

It’s this effect that is responsible for much of the underperformance of the portfolio. Part of our process excludes long corporate bonds from our investment mix. We prefer to stay within a ten year window where it is more likely we can anticipate company creditworthiness.

We believe that it is prudent to continue our process of investing in the short and intermediate part of the curve in corporate bonds. If the Fed tightens more than expected and slows the economy, long spreads should be negatively impacted more than short. If, and this is the bigger danger to spreads, the Fed appears to be behind the curve with respect to tightening, inflation expectations could spike and spreads would move much wider. We expect the first scenario but cannot discount the second.

BOND PORTFOLIO (Unaudited) (Continued)

GROWTH OF A $10,000 INVESTMENT

Bond Portfolio
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$9,748	-2.52%
Since 1/24/20 (Inception)	$10,231	1.19%

Bloomberg Barclays U.S. Aggregate Bond Index
Period Ended 12/31/2021	Growth of $10,000	Average Annual Total Return
1 Year	$9,846	-1.54%
Since 1/24/20 (Inception)	$10,450	2.30%

The line representing the performance return of the Bond Portfolio includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

ASSET ALLOCATIONS AS OF DECEMBER 31, 2021 (Unaudited)

Equity Index Portfolio

All America Portfolio

Small Cap Value Portfolio

Small Cap Growth Portfolio

Small Cap Equity Index Portfolio

Mid Cap Value Portfolio

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

ASSET ALLOCATIONS AS OF DECEMBER 31, 2021 (Unaudited) (Continued)

Mid-Cap Equity Index Portfolio

International Portfolio

Retirement Income Portfolio

2015 Retirement Portfolio

2020 Retirement Portfolio

2025 Retirement Portfolio

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

ASSET ALLOCATIONS AS OF DECEMBER 31, 2021 (Unaudited) (Continued)

2030 Retirement Portfolio

2035 Retirement Portfolio

2040 Retirement Portfolio

2045 Retirement Portfolio

2050 Retirement Portfolio

2055 Retirement Portfolio

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

ASSET ALLOCATIONS AS OF DECEMBER 31, 2021 (Unaudited) (Continued)

2060 Retirement Portfolio

Conservative Allocation Portfolio

Moderate Allocation Portfolio

Aggressive Allocation Portfolio

Money Market Portfolio

Mid-Term Bond Portfolio

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

ASSET ALLOCATIONS AS OF DECEMBER 31, 2021 (Unaudited) (Continued)

Bond Portfolio

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

EXPENSE EXAMPLE (Unaudited)

EXAMPLE

As a shareholder of one of the Mutual of America Variable Insurance Portfolios, you incur ongoing costs, including management fees and other Portfolio expenses. You do not incur transactional costs, such as sales charges (loads), redemption fees or exchange fees. Additionally, Mutual of America Capital Management LLC, the Portfolios’ Adviser, has contractually agreed to reimburse the Portfolios’ expenses to the extent that the Total Annual Operating Expenses exceed the rate in the table below (excluding any Acquired Fund Fees, as applicable, and any extraordinary expenses that may arise and charges incurred in trading portfolio securities) from inception of the Portfolios through April 30, 2023. From May 1, 2023 through the termination of the agreement, the Adviser will reimburse Other Expenses to the extent that Other Expenses exceed 0.15%. This contractual obligation may not be terminated before April 30, 2030, and will continue for succeeding 12 month periods thereafter, unless terminated by either the Investment Company or the Adviser upon proper notice.

Total Annual Portfolio Operating Expenses after Expense Reimbursement through April 30, 2023

Equity Index Portfolio	0.13%
All America Portfolio	0.52%
Small Cap Value Portfolio	0.81%
Small Cap Growth Portfolio	0.81%
Small Cap Equity Index Portfolio	0.14%
Mid Cap Value Portfolio	0.65%
Mid-Cap Equity Index Portfolio	0.14%
International Portfolio	0.12%
Retirement Income Portfolio	0.08%
2015 Retirement Portfolio	0.07%
2020 Retirement Portfolio	0.07%
2025 Retirement Portfolio	0.06%
2030 Retirement Portfolio	0.06%
2035 Retirement Portfolio	0.07%
2040 Retirement Portfolio	0.07%
2045 Retirement Portfolio	0.07%
2050 Retirement Portfolio	0.07%
2055 Retirement Portfolio	0.05%
2060 Retirement Portfolio	0.05%
Conservative Allocation Portfolio	0.02%
Moderate Allocation Portfolio	0.02%
Aggressive Allocation Portfolio	0.02%
Money Market Portfolio	0.20%
Mid-Term Bond Portfolio	0.45%
Bond Portfolio	0.45%

This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual Portfolios. The Example is based on an investment of $1,000 invested at July 1, 2021 and held for the entire period ending December 31, 2021 under the expense reimbursement agreement in effect during that period as described above.

The estimate of expenses does not include fees and charges associated with your variable annuity contract or variable life insurance policy. If those fees and charges were included, the estimate of expenses for the period would be higher and your ending account value would be lower.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6),

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

EXPENSE EXAMPLE (Unaudited) (Continued)

then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio with other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning other non-Mutual of America Portfolios, which may also charge transactional costs, such as sales charges (loads), redemption fees or exchange fees, which the Mutual of America Variable Insurance Portfolios do not charge.

Equity Index Portfolio
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period* July 1, 2021 to December 31, 2021
Actual	$1,000.00	$1,117.79	$0.69
Hypothetical (5% return before expenses)	$1,000.00	$1,024.23	$0.66

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.13%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

All America Portfolio
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period* July 1, 2021 to December 31, 2021
Actual	$1,000.00	$1,092.99	$2.74
Hypothetical (5% return before expenses)	$1,000.00	$1,022.22	$2.65

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.52%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Small Cap Value Portfolio
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period* July 1, 2021 to December 31, 2021
Actual	$1,000.00	$1,053.49	$4.19
Hypothetical (5% return before expenses)	$1,000.00	$1,020.72	$4.13

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.81%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

EXPENSE EXAMPLE (Unaudited) (Continued)

Small Cap Growth Portfolio
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period* July 1, 2021 to December 31, 2021
Actual	$1,000.00	$1,003.07	$4.09
Hypothetical (5% return before expenses)	$1,000.00	$1,020.72	$4.13

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.81%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Small Cap Equity Index Portfolio
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period* July 1, 2021 to December 31, 2021
Actual	$1,000.00	$1,025.98	$0.71
Hypothetical (5% return before expenses)	$1,000.00	$1,024.18	$0.71

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.14%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Mid Cap Value Portfolio
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period* July 1, 2021 to December 31, 2021
Actual	$1,000.00	$1,098.01	$3.44
Hypothetical (5% return before expenses)	$1,000.00	$1,021.55	$3.31

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Mid-Cap Equity Index Portfolio
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period* July 1, 2021 to December 31, 2021
Actual	$1,000.00	$1,060.89	$0.73
Hypothetical (5% return before expenses)	$1,000.00	$1,024.18	$0.71

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.14%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

EXPENSE EXAMPLE (Unaudited) (Continued)

International Portfolio
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period* July 1, 2021 to December 31, 2021
Actual	$1,000.00	$1,011.73	$1.57
Hypothetical (5% return before expenses)	$1,000.00	$1,023.30	$1.58

*

Expenses are equal to the Portfolio’s annualized expense ratio of 0.31% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Portfolio invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Retirement Income Portfolio
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period* July 1, 2021 to December 31, 2021
Actual	$1,000.00	$1,026.33	$2.04
Hypothetical (5% return before expenses)	$1,000.00	$1,022.84	$2.04

*

Expenses are equal to the Portfolio’s annualized expense ratio of 0.40% (reflecting direct expenses and the proportional expense ratios of the underlying Portfolios in which the Portfolio invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2015 Retirement Portfolio
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period* July 1, 2021 to December 31, 2021
Actual	$1,000.00	$1,027.31	$1.94
Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	$1.94

*

Expenses are equal to the Portfolio’s annualized expense ratio of 0.38% (reflecting direct expenses and the proportional expense ratios of the underlying Portfolios in which the Portfolio invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2020 Retirement Portfolio
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period* July 1, 2021 to December 31, 2021
Actual	$1,000.00	$1,032.99	$1.95
Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	$1.94

*

Expenses are equal to the Portfolio’s annualized expense ratio of 0.38% (reflecting direct expenses and the proportional expense ratios of the underlying Portfolios in which the Portfolio invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

EXPENSE EXAMPLE (Unaudited) (Continued)

2025 Retirement Portfolio
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period* July 1, 2021 to December 31, 2021
Actual	$1,000.00	$1,041.79	$1.85
Hypothetical (5% return before expenses)	$1,000.00	$1,023.04	$1.84

*

Expenses are equal to the Portfolio’s annualized expense ratio of 0.36% (reflecting direct expenses and the proportional expense ratios of the underlying Portfolios in which the Portfolio invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2030 Retirement Portfolio
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period* July 1, 2021 to December 31, 2021
Actual	$1,000.00	$1,052.44	$1.71
Hypothetical (5% return before expenses)	$1,000.00	$1,023.20	$1.68

*

Expenses are equal to the Portfolio’s annualized expense ratio of 0.33% (reflecting direct expenses and the proportional expense ratios of the underlying Portfolios in which the Portfolio invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2035 Retirement Portfolio
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period* July 1, 2021 to December 31, 2021
Actual	$1,000.00	$1,056.36	$1.66
Hypothetical (5% return before expenses)	$1,000.00	$1,023.25	$1.63

*

Expenses are equal to the Portfolio’s annualized expense ratio of 0.32% (reflecting direct expenses and the proportional expense ratios of the underlying Portfolios in which the Portfolio invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2040 Retirement Portfolio
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period* July 1, 2021 to December 31, 2021
Actual	$1,000.00	$1,060.84	$1.56
Hypothetical (5% return before expenses)	$1,000.00	$1,023.35	$1.53

*

Expenses are equal to the Portfolio’s annualized expense ratio of 0.30% (reflecting direct expenses and the proportional expense ratios of the underlying Portfolios in which the Portfolio invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

EXPENSE EXAMPLE (Unaudited) (Continued)

2045 Retirement Portfolio
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period* July 1, 2021 to December 31, 2021
Actual	$1,000.00	$1,060.75	$1.61
Hypothetical (5% return before expenses)	$1,000.00	$1,023.30	$1.58

*

Expenses are equal to the Portfolio’s annualized expense ratio of 0.31% (reflecting direct expenses and the proportional expense ratios of the underlying Portfolios in which the Portfolio invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2050 Retirement Portfolio
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period* July 1, 2021 to December 31, 2021
Actual	$1,000.00	$1,060.13	$1.56
Hypothetical (5% return before expenses)	$1,000.00	$1,023.35	$1.53

*

Expenses are equal to the Portfolio’s annualized expense ratio of 0.30% (reflecting direct expenses and the proportional expense ratios of the underlying Portfolios in which the Portfolio invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2055 Retirement Portfolio
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period* July 1, 2021 to December 31, 2021
Actual	$1,000.00	$1,060.36	$1.51
Hypothetical (5% return before expenses)	$1,000.00	$1,023.40	$1.48

*

Expenses are equal to the Portfolio’s annualized expense ratio of 0.29% (reflecting direct expenses and the proportional expense ratios of the underlying Portfolios in which the Portfolio invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2060 Retirement Portfolio
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period* July 1, 2021 to December 31, 2021
Actual	$1,000.00	$1,059.41	$1.45
Hypothetical (5% return before expenses)	$1,000.00	$1,023.45	$1.43

*

Expenses are equal to the Portfolio’s annualized expense ratio of 0.28% (reflecting direct expenses and the proportional expense ratios of the underlying Portfolios in which the Portfolio invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

EXPENSE EXAMPLE (Unaudited) (Continued)

Conservative Allocation Portfolio
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period* July 1, 2021 to December 31, 2021
Actual	$1,000.00	$1,035.77	$1.74
Hypothetical (5% return before expenses)	$1,000.00	$1,023.15	$1.73

*

Expenses are equal to the Portfolio’s annualized expense ratio of 0.34% (reflecting direct operating expenses and the proportional expense ratios of the underlying Portfolios in which the Portfolio invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Moderate Allocation Portfolio
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period* July 1, 2021 to December 31, 2021
Actual	$1,000.00	$1,055.74	$1.35
Hypothetical (5% return before expenses)	$1,000.00	$1,023.56	$1.33

*

Expenses are equal to the Portfolio’s annualized expense ratio of 0.26% (reflecting direct operating expenses and the proportional expense ratios of the underlying Portfolios in which the Portfolio invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Aggressive Allocation Portfolio
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period* July 1, 2021 to December 31, 2021
Actual	$1,000.00	$1,060.36	$1.45
Hypothetical (5% return before expenses)	$1,000.00	$1,023.45	$1.43

*

Expenses are equal to the Portfolio’s annualized expense ratio of 0.28% (reflecting direct operating expenses and the proportional expense ratios of the underlying Portfolios in which the Portfolio invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Money Market Portfolio
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period* July 1, 2021 to December 31, 2021
Actual	$1,000.00	$999.19	$1.01
Hypothetical (5% return before expenses)	$1,000.00	$1,023.87	$1.02

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

EXPENSE EXAMPLE (Unaudited) (Continued)

Mid-Term Bond Portfolio
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period* July 1, 2021 to December 31, 2021
Actual	$1,000.00	$991.29	$2.26
Hypothetical (5% return before expenses)	$1,000.00	$1,022.58	$2.29

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.45%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Bond Portfolio
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period* July 1, 2021 to December 31, 2021
Actual	$1,000.00	$997.63	$2.27
Hypothetical (5% return before expenses)	$1,000.00	$1,022.58	$2.29

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.45%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2021

	Shares	Value
INDEXED ASSETS:
COMMON STOCKS:
COMMUNICATION SERVICES (9.9%)
Activision Blizzard, Inc.	2,334	$155,281
Alphabet, Inc. Cl A*	901	2,610,233
Alphabet, Inc. Cl C*	837	2,421,935
AT&T, Inc.	21,398	526,391
Charter Communications, Inc. Cl A*	370	241,229
Comcast Corp. Cl A	13,663	687,659
Discovery, Inc. Cl A*	507	11,935
Discovery, Inc. Cl C*	910	20,839
DISH Network Corp. Cl A*	748	24,265
Electronic Arts, Inc.	847	111,719
Fox Corp. Cl A	959	35,387
Fox Corp. Cl B	440	15,079
Interpublic Group of Cos., Inc.	1,179	44,153
Live Nation Entertainment, Inc.*	405	48,474
Lumen Technologies, Inc.	2,761	34,651
Match Group, Inc.*	848	112,148
Meta Platforms, Inc. Cl A*	7,091	2,385,058
Netflix, Inc.*	1,327	799,438
News Corp. Cl A	1,178	26,281
News Corp. Cl B	364	8,190
Omnicom Group, Inc.	636	46,600
Take-Two Interactive Software, Inc.*	346	61,491
T-Mobile US, Inc.*	1,759	204,009
Twitter, Inc.*	2,396	103,555
Verizon Communications, Inc.	12,406	644,616
ViacomCBS, Inc. Cl B	1,818	54,867
Walt Disney Co.*	5,445	843,376

		12,278,859

CONSUMER DISCRETIONARY (12.2%)
Advance Auto Parts, Inc.	189	45,337
Amazon.com, Inc.*	1,307	4,357,982
Aptiv PLC*	810	133,610
AutoZone, Inc.*	63	132,073
Bath & Body Works, Inc.	792	55,274
Best Buy Co., Inc.	663	67,361
Booking Hldgs., Inc.*	123	295,105
BorgWarner, Inc.	718	32,360
Caesars Entertainment, Inc.*	640	59,859
CarMax, Inc.*	485	63,162
Carnival Corp.*	2,411	48,509
Chipotle Mexican Grill, Inc. Cl A*	85	148,601
Darden Restaurants, Inc.	388	58,448
Dollar General Corp.	699	164,845
Dollar Tree, Inc.*	673	94,570
Domino’s Pizza, Inc.	109	61,512
DR Horton, Inc.	976	105,847
eBay, Inc.	1,876	124,754
Etsy, Inc.*	380	83,197
Expedia Group, Inc.*	438	79,155
Ford Motor Co.	11,763	244,318
Gap, Inc.	642	11,331
Garmin Ltd.	455	61,957

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
CONSUMER DISCRETIONARY (CONTINUED)
General Motors Co.*	4,351	$255,099
Genuine Parts Co.	426	59,725
Hasbro, Inc.	389	39,592
Hilton Worldwide Hldgs., Inc.*	835	130,252
Home Depot, Inc.	3,162	1,312,262
Las Vegas Sands Corp.*	1,030	38,769
Lennar Corp. Cl A	814	94,554
LKQ Corp.	803	48,204
Lowe’s Cos., Inc.	2,075	536,346
Marriott International, Inc. Cl A*	819	135,332
McDonald’s Corp.	2,239	600,209
MGM Resorts International	1,166	52,330
Mohawk Industries, Inc.*	165	30,060
Newell Brands, Inc.	1,135	24,788
NIKE, Inc. Cl B	3,829	638,179
Norwegian Cruise Line Hldgs. Ltd.*	1,108	22,980
NVR, Inc.*	10	59,089
O’Reilly Automotive, Inc.*	202	142,659
Penn National Gaming, Inc.*	497	25,769
Pool Corp.	120	67,920
PulteGroup, Inc.	758	43,327
PVH Corp.	213	22,717
Ralph Lauren Corp. Cl A	146	17,354
Ross Stores, Inc.	1,064	121,594
Royal Caribbean Cruises Ltd.*	671	51,600
Starbucks Corp.	3,536	413,606
Tapestry, Inc.	824	33,454
Target Corp.	1,462	338,365
Tesla, Inc.*	2,438	2,576,430
TJX Cos., Inc.	3,603	273,540
Tractor Supply Co.	341	81,363
Ulta Beauty, Inc.*	163	67,211
Under Armour, Inc. Cl A*	565	11,972
Under Armour, Inc. Cl C*	644	11,618
VF Corp.	976	71,463
Whirlpool Corp.	182	42,708
Wynn Resorts Ltd.*	316	26,873
Yum! Brands, Inc.	878	121,919

		15,170,399

CONSUMER STAPLES (5.7%)
Altria Group, Inc.	5,505	260,882
Archer-Daniels-Midland Co.	1,676	113,281
Brown-Forman Corp. Cl B	547	39,854
Campbell Soup Co.	606	26,337
Church & Dwight Co., Inc.	731	74,927
Clorox Co.	368	64,164
Coca-Cola Co.	11,649	689,737
Colgate-Palmolive Co.	2,526	215,569
Conagra Brands, Inc.	1,437	49,074
Constellation Brands, Inc. Cl A	492	123,477
Costco Wholesale Corp.	1,324	751,635
Estee Lauder Cos., Inc. Cl A	694	256,919
General Mills, Inc.	1,815	122,295

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
CONSUMER STAPLES (CONTINUED)
Hershey Co.	436	$84,353
Hormel Foods Corp.	845	41,244
J M Smucker Co.	325	44,142
Kellogg Co.	766	49,346
Kimberly-Clark Corp.	1,008	144,063
Kraft Heinz Co.	2,127	76,359
Kroger Co.	2,028	91,787
Lamb Weston Hldgs., Inc.	437	27,697
McCormick & Co., Inc.	747	72,168
Molson Coors Beverage Co. Cl B	564	26,141
Mondelez International, Inc. Cl A	4,180	277,176
Monster Beverage Corp.*	1,125	108,045
PepsiCo, Inc.	4,143	719,681
Philip Morris International, Inc.	4,665	443,175
Procter & Gamble Co.	7,251	1,186,119
Sysco Corp.	1,536	120,653
Tyson Foods, Inc. Cl A	883	76,962
Walgreens Boots Alliance, Inc.	2,153	112,300
Walmart, Inc.	4,261	616,524

		7,106,086

ENERGY (2.6%)
APA Corp.	1,089	29,283
Baker Hughes Co. Cl A	2,619	63,013
Chevron Corp.	5,776	677,814
ConocoPhillips	3,952	285,255
Coterra Energy, Inc.	2,438	46,322
Devon Energy Corp.	1,887	83,122
Diamondback Energy, Inc.	510	55,004
EOG Resources, Inc.	1,753	155,719
Exxon Mobil Corp.	12,686	776,256
Halliburton Co.	2,682	61,337
Hess Corp.	826	61,149
Kinder Morgan, Inc.	5,843	92,670
Marathon Oil Corp.	2,333	38,308
Marathon Petroleum Corp.	1,845	118,062
Occidental Petroleum Corp.	2,659	77,084
ONEOK, Inc.	1,336	78,503
Phillips 66	1,312	95,068
Pioneer Natural Resources Co.	680	123,678
Schlumberger NV	4,203	125,880
Valero Energy Corp.	1,225	92,010
Williams Cos., Inc.	3,641	94,812

		3,230,349

FINANCIALS (11.2%)
Aflac, Inc.	1,824	106,503
Allstate Corp.	859	101,061
American Express Co.	1,880	307,568
American International Group, Inc.	2,488	141,468
Ameriprise Financial, Inc.	335	101,056
Aon PLC Cl A	660	198,370

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
Arthur J. Gallagher & Co.	621	$105,365
Assurant, Inc.	171	26,652
Bank of America Corp.	21,581	960,139
Bank of New York Mellon Corp.	2,277	132,248
Berkshire Hathaway, Inc. Cl B*	5,488	1,640,912
BlackRock, Inc. Cl A	428	391,860
Brown & Brown, Inc.	702	49,337
Capital One Financial Corp.	1,275	184,990
Cboe Global Markets, Inc.	320	41,728
Charles Schwab Corp.	4,505	378,870
Chubb Ltd.	1,291	249,563
Cincinnati Financial Corp.	449	51,155
Citigroup, Inc.	5,946	359,079
Citizens Financial Group, Inc.	1,277	60,338
CME Group, Inc. Cl A	1,076	245,823
Comerica, Inc.	393	34,191
Discover Financial Svcs.	878	101,462
Everest Re Group Ltd.	118	32,323
FactSet Research Systems, Inc.	113	54,919
Fifth Third Bancorp	2,049	89,234
First Republic Bank	537	110,896
Franklin Resources, Inc.	842	28,199
Globe Life, Inc.	279	26,148
Goldman Sachs Group, Inc.	1,017	389,053
Hartford Financial Svcs. Group, Inc.	1,019	70,352
Huntington Bancshares, Inc.	4,334	66,830
Intercontinental Exchange, Inc.	1,688	230,868
Invesco Ltd.	1,022	23,526
iShares Core S&P 500 ETF	1,919	915,344
JPMorgan Chase & Co.	8,856	1,402,348
KeyCorp.	2,790	64,533
Lincoln National Corp.	509	34,744
Loews Corp.	600	34,656
M&T Bank Corp.	386	59,282
MarketAxess Hldgs., Inc.	114	46,885
Marsh & McLennan Cos., Inc.	1,513	262,990
MetLife, Inc.	2,142	133,854
Moody’s Corp.	485	189,431
Morgan Stanley	4,302	422,284
MSCI, Inc. Cl A	247	151,334
Nasdaq, Inc.	351	73,713
Northern Trust Corp.	622	74,397
People’s United Financial, Inc.	1,283	22,863
PNC Financial Svcs. Group, Inc.	1,266	253,858
Principal Financial Group, Inc.	738	53,379
Progressive Corp.	1,753	179,945
Prudential Financial, Inc.	1,133	122,636

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
Raymond James Financial, Inc.	554	$55,622
Regions Financial Corp.	2,857	62,283
S&P Global, Inc.	722	340,733
Signature Bank	182	58,871
State Street Corp.	1,096	101,928
SVB Financial Group*	176	119,370
Synchrony Financial	1,640	76,080
T. Rowe Price Group, Inc.	673	132,339
Travelers Cos., Inc.	737	115,289
Truist Financial Corp.	4,000	234,200
U.S. Bancorp	4,043	227,095
Wells Fargo & Co.	11,948	573,265
Willis Towers Watson PLC	373	88,584
WR Berkley Corp.	418	34,439
Zions Bancorp N.A.	468	29,559

		13,840,219

HEALTH CARE (13.0%)
Abbott Laboratories	5,299	745,781
AbbVie, Inc.	5,298	717,349
ABIOMED, Inc.*	136	48,847
Agilent Technologies, Inc.	907	144,803
Align Technology, Inc.*	220	144,580
AmerisourceBergen Corp. Cl A	448	59,535
Amgen, Inc.	1,688	379,749
Anthem, Inc.	727	336,994
Baxter International, Inc.	1,500	128,760
Becton Dickinson & Co.	860	216,273
Biogen, Inc.*	440	105,565
Bio-Rad Laboratories, Inc. Cl A*	65	49,112
Bio-Techne Corp.	118	61,046
Boston Scientific Corp.*	4,270	181,390
Bristol-Myers Squibb Co.	6,651	414,690
Cardinal Health, Inc.	844	43,458
Catalent, Inc.*	512	65,551
Centene Corp.*	1,748	144,035
Cerner Corp.	881	81,818
Charles River Laboratories International, Inc.*	151	56,894
Cigna Corp.	993	228,023
Cooper Cos., Inc.	148	62,003
CVS Health Corp.	3,956	408,101
Danaher Corp.	1,906	627,093
DaVita, Inc.*	196	22,297
DENTSPLY SIRONA, Inc.	655	36,542
Dexcom, Inc.*	291	156,252
Edwards Lifesciences Corp.*	1,871	242,388
Eli Lilly & Co.	2,379	657,127
Gilead Sciences, Inc.	3,759	272,941
HCA Healthcare, Inc.	717	184,212
Henry Schein, Inc.*	416	32,252
Hologic, Inc.*	759	58,109

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Humana, Inc.	385	$178,586
IDEXX Laboratories, Inc.*	254	167,249
Illumina, Inc.*	468	178,046
Incyte Corp.*	562	41,251
Intuitive Surgical, Inc.*	1,070	384,451
IQVIA Hldgs., Inc.*	572	161,384
Johnson & Johnson	7,889	1,349,571
Laboratory Corp. of America Hldgs.*	286	89,864
McKesson Corp.	458	113,845
Medtronic PLC	4,033	417,214
Merck & Co., Inc.	7,569	580,088
Mettler-Toledo International, Inc.*	69	117,107
Moderna, Inc.*	1,057	268,457
Organon & Co.	759	23,112
PerkinElmer, Inc.	378	76,001
Pfizer, Inc.	16,819	993,162
Quest Diagnostics, Inc.	368	63,668
Regeneron Pharmaceuticals, Inc.*	317	200,192
ResMed, Inc.	437	113,830
STERIS PLC	300	73,023
Stryker Corp.	1,006	269,024
Teleflex, Inc.	141	46,316
Thermo Fisher Scientific, Inc.	1,181	788,010
UnitedHealth Group, Inc.	2,822	1,417,039
Universal Health Svcs., Inc. Cl B	219	28,395
Vertex Pharmaceuticals, Inc.*	761	167,116
Viatris, Inc.	3,624	49,033
Waters Corp.*	183	68,186
West Pharmaceutical Svcs., Inc.	222	104,120
Zimmer Biomet Hldgs., Inc.	626	79,527
Zoetis, Inc. Cl A	1,418	346,034

		16,066,471

INDUSTRIALS (7.6%)
3M Co.	1,727	306,767
Alaska Air Group, Inc.*	376	19,590
Allegion PLC	269	35,626
American Airlines Group, Inc.*	1,940	34,842
AMETEK, Inc.	693	101,899
AO Smith Corp.	399	34,254
Boeing Co.*	1,655	333,185
Carrier Global Corp.	2,597	140,861
Caterpillar, Inc.	1,621	335,126
CH Robinson Worldwide, Inc.	390	41,976
Cintas Corp.	264	116,997
Copart, Inc.*	639	96,885
CSX Corp.	6,646	249,890
Cummins, Inc.	429	93,582

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INDUSTRIALS (CONTINUED)
Deere & Co.	845	$289,742
Delta Air Lines, Inc.*	1,918	74,955
Dover Corp.	431	78,270
Eaton Corp. PLC	1,194	206,347
Emerson Electric Co.	1,791	166,509
Equifax, Inc.	366	107,161
Expeditors International of Washington, Inc.	508	68,219
Fastenal Co.	1,724	110,439
FedEx Corp.	732	189,325
Fortive Corp.	1,074	81,936
Fortune Brands Home & Security, Inc.	406	43,401
Generac Hldgs., Inc.*	189	66,513
General Dynamics Corp.	694	144,678
General Electric Co.	3,291	310,901
Honeywell International, Inc.	2,063	430,156
Howmet Aerospace, Inc.	1,152	36,668
Huntington Ingalls Industries, Inc.	120	22,409
IDEX Corp.	228	53,881
IHS Markit Ltd.	1,195	158,839
Illinois Tool Works, Inc.	855	211,014
Ingersoll Rand, Inc.	1,221	75,543
Jacobs Engineering Group, Inc.	391	54,439
JB Hunt Transport Svcs., Inc.	252	51,509
Johnson Controls International PLC	2,124	172,702
L-3 Harris Technologies, Inc.	587	125,172
Leidos Hldgs., Inc.	421	37,427
Lockheed Martin Corp.	735	261,226
Masco Corp.	731	51,331
Nielsen Hldgs. PLC	1,075	22,048
Norfolk Southern Corp.	729	217,031
Northrop Grumman Corp.	447	173,020
Old Dominion Freight Line, Inc.	279	99,988
Otis Worldwide Corp.	1,273	110,840
PACCAR, Inc.	1,040	91,790
Parker-Hannifin Corp.	387	123,112
Pentair PLC	495	36,150
Quanta Svcs., Inc.	427	48,960
Raytheon Technologies Corp.	4,485	385,979
Republic Svcs., Inc. Cl A	627	87,435
Robert Half International, Inc.	334	37,248
Rockwell Automation, Inc.	348	121,400
Rollins, Inc.	678	23,194
Roper Technologies, Inc.	316	155,428
Snap-on, Inc.	161	34,676
Southwest Airlines Co.*	1,774	75,998
Stanley Black & Decker, Inc.	488	92,047
Textron, Inc.	660	50,952

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INDUSTRIALS (CONTINUED)
Trane Technologies PLC	711	$143,643
TransDigm Group, Inc.*	157	99,896
Union Pacific Corp.	1,926	485,217
United Airlines Hldgs., Inc.*	970	42,467
United Parcel Svc., Inc. Cl B	2,185	468,333
United Rentals, Inc.*	217	72,107
Verisk Analytics, Inc. Cl A	482	110,248
Waste Management, Inc.	1,153	192,436
Westinghouse Air Brake Technologies Corp.	560	51,582
WW Grainger, Inc.	130	67,371
Xylem, Inc.	540	64,757

		9,407,545

INFORMATION TECHNOLOGY (28.5%)
Accenture PLC Cl A	1,893	784,743
Adobe, Inc.*	1,426	808,628
Advanced Micro Devices, Inc.*	3,619	520,774
Akamai Technologies, Inc.*	486	56,881
Amphenol Corp. Cl A	1,792	156,728
Analog Devices, Inc.	1,610	282,990
ANSYS, Inc.*	262	105,093
Apple, Inc.	46,704	8,293,229
Applied Materials, Inc.	2,706	425,816
Arista Networks, Inc.*	672	96,600
Autodesk, Inc.*	658	185,023
Automatic Data Processing, Inc.	1,263	311,431
Broadcom, Inc.	1,233	820,451
Broadridge Financial Solutions, Inc.	349	63,804
Cadence Design Systems, Inc.*	830	154,670
CDW Corp.	406	83,141
Ceridian HCM Hldg., Inc.*	408	42,620
Cisco Systems, Inc.	12,638	800,870
Citrix Systems, Inc.	373	35,282
Cognizant Technology Solutions Corp. Cl A	1,574	139,645
Corning, Inc.	2,302	85,703
DXC Technology Co.*	756	24,336
Enphase Energy, Inc.*	404	73,908
EPAM Systems, Inc.*	170	113,636
F5, Inc.*	181	44,293
Fidelity National Information Svcs., Inc.	1,825	199,199
Fiserv, Inc.*	1,781	184,850
FleetCor Technologies, Inc.*	244	54,617
Fortinet, Inc.*	407	146,276
Gartner, Inc.*	247	82,577
Global Payments, Inc.	869	117,471
Hewlett Packard Enterprise Co.	3,920	61,818
HP, Inc.	3,454	130,112
Intel Corp.	12,187	627,630
International Business Machines Corp.	2,687	359,144

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (CONTINUED)
Intuit, Inc.	848	$545,451
IPG Photonics Corp.*	107	18,419
Jack Henry & Associates, Inc.	222	37,072
Juniper Networks, Inc.	974	34,782
Keysight Technologies, Inc.*	551	113,787
KLA Corp.	454	195,270
Lam Research Corp.	421	302,762
Mastercard, Inc. Cl A	2,599	933,873
Microchip Technology, Inc.	1,663	144,781
Micron Technology, Inc.	3,352	312,239
Microsoft Corp.	22,498	7,566,527
Monolithic Power Systems, Inc.	130	64,133
Motorola Solutions, Inc.	506	137,480
NetApp, Inc.	670	61,633
NortonLifeLock, Inc.	1,743	45,283
NVIDIA Corp.	7,491	2,203,178
NXP Semiconductors NV	796	181,313
Oracle Corp.	4,833	421,486
Paychex, Inc.	961	131,177
Paycom Software, Inc.*	144	59,787
PayPal Hldgs., Inc.*	3,521	663,990
PTC, Inc.*	317	38,405
Qorvo, Inc.*	330	51,609
QUALCOMM, Inc.	3,356	613,712
Salesforce.com, Inc.*	2,934	745,617
Seagate Technology Hldgs. PLC	613	69,257
ServiceNow, Inc.*	596	386,870
Skyworks Solutions, Inc.	494	76,639
SolarEdge Technologies, Inc.*	157	44,049
Synopsys, Inc.*	456	168,036
TE Connectivity Ltd.	977	157,629
Teledyne Technologies, Inc.*	140	61,165
Teradyne, Inc.	488	79,803
Texas Instruments, Inc.	2,767	521,496
Trimble, Inc.*	752	65,567
Tyler Technologies, Inc.*	123	66,168
VeriSign, Inc.*	290	73,608
Visa, Inc. Cl A	5,025	1,088,968
Western Digital Corp.*	933	60,841
Xilinx, Inc.	742	157,326
Zebra Technologies Corp. Cl A*	160	95,232

		35,270,409

MATERIALS (2.5%)
Air Products & Chemicals, Inc.	663	201,724
Albemarle Corp.	351	82,053
Amcor PLC	4,594	55,174
Avery Dennison Corp.	248	53,709
Ball Corp.	971	93,478
Celanese Corp. Cl A	326	54,788

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
MATERIALS (CONTINUED)
CF Industries Hldgs., Inc.	642	$45,441
Corteva, Inc.	2,184	103,260
Dow, Inc.	2,216	125,692
DuPont de Nemours, Inc.	1,553	125,451
Eastman Chemical Co.	403	48,727
Ecolab, Inc.	747	175,239
FMC Corp.	379	41,648
Freeport-McMoRan, Inc.	4,400	183,612
International Flavors & Fragrances, Inc.	762	114,795
International Paper Co.	1,160	54,497
Linde PLC	1,536	532,116
LyondellBasell Industries NV Cl A	787	72,585
Martin Marietta Materials, Inc.	187	82,377
Mosaic Co.	1,109	43,573
Newmont Corp.	2,390	148,228
Nucor Corp.	856	97,712
Packaging Corp. of America	285	38,803
PPG Industries, Inc.	711	122,605
Sealed Air Corp.	443	29,889
Sherwin-Williams Co.	722	254,260
Vulcan Materials Co.	398	82,617
Westrock Co.	800	35,488

		3,099,541

REAL ESTATE (2.7%)
Alexandria Real Estate Equities, Inc.	423	94,312
American Tower Corp.	1,365	399,262
AvalonBay Communities, Inc.	419	105,835
Boston Properties, Inc.	426	49,067
CBRE Group, Inc. Cl A*	1,002	108,727
Crown Castle International Corp.	1,295	270,318
Digital Realty Trust, Inc.	850	150,339
Duke Realty Corp.	1,141	74,895
Equinix, Inc.	270	228,377
Equity Residential	1,023	92,582
Essex Property Trust, Inc.	195	68,685
Extra Space Storage, Inc.	401	90,919
Federal Realty Investment Trust	210	28,627
Healthpeak Properties, Inc.	1,615	58,285
Host Hotels & Resorts, Inc.*	2,140	37,215
Iron Mountain, Inc.	867	45,370
Kimco Realty Corp.	1,847	45,529
Mid-America Apartment Communities, Inc.	345	79,157
Prologis, Inc.	2,215	372,917
Public Storage	457	171,174
Realty Income Corp.	1,695	121,345
Regency Centers Corp.	461	34,736
SBA Communications Corp. Cl A	326	126,821

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
REAL ESTATE (CONTINUED)
Simon Property Group, Inc.	984	$157,214
UDR, Inc.	870	52,191
Ventas, Inc.	1,196	61,140
Vornado Realty Trust	476	19,925
Welltower, Inc.	1,304	111,844
Weyerhaeuser Co.	2,245	92,449

		3,349,257

UTILITIES (2.4%)
AES Corp.	1,998	48,551
Alliant Energy Corp.	750	46,103
Ameren Corp.	771	68,627
American Electric Power Co., Inc.	1,509	134,256
American Water Works Co., Inc.	543	102,551
Atmos Energy Corp.	397	41,594
CenterPoint Energy, Inc.	1,884	52,582
CMS Energy Corp.	868	56,463
Consolidated Edison, Inc.	1,060	90,439
Dominion Energy, Inc.	2,427	190,665
DTE Energy Co.	580	69,333
Duke Energy Corp.	2,305	241,795

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
UTILITIES (CONTINUED)
Edison International	1,138	$77,669
Entergy Corp.	602	67,815
Evergy, Inc.	687	47,135
Eversource Energy	1,030	93,709
Exelon Corp.	2,932	169,352
FirstEnergy Corp.	1,631	67,833
NextEra Energy, Inc.	5,880	548,957
NiSource, Inc.	1,177	32,497
NRG Energy, Inc.	733	31,578
Pinnacle West Capital Corp.	338	23,859
PPL Corp.	2,250	67,635
Public Svc. Enterprise Group, Inc.	1,515	101,096
Sempra Energy	956	126,460
Southern Co.	3,176	217,810
WEC Energy Group, Inc.	945	91,731
Xcel Energy, Inc.	1,614	109,268

		3,017,363

TOTAL INDEXED ASSETS-COMMON STOCKS (Cost: $87,942,399) 98.3%		121,836,498

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.1%)
U.S. Treasury Bill (1)	A-1+	0.01	02/01/22	$100,000	$99,999

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $99,999) 0.1%					99,999

				Shares	Value
WARRANTS
ENERGY (0.0%) (2)
Occidental Petroleum Corp. — expiring 08/03/2027*				369	$4,653

TOTAL WARRANTS (Cost: $1,827) 0.0% (2)					4,653

		Rate(%)	Maturity	Face Amount	Value
TEMPORARY CASH INVESTMENT (1.7%)
JP Morgan Chase, New York Time Deposit		0.01	01/03/22	$2,056,680	$2,056,680

TOTAL TEMPORARY CASH INVESTMENT (Cost: $2,056,680) 1.7%					2,056,680

TOTAL INVESTMENTS (Cost: $90,100,905) 100.1%					123,997,830

OTHER NET ASSETS -0.1%					(115,444)

NET ASSETS 100.0%					$123,882,386

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — ALL AMERICA PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2021

	Shares	Value
INDEXED ASSETS:
COMMON STOCKS:
COMMUNICATION SERVICES (6.1%)
Activision Blizzard, Inc.	206	$13,705
Alphabet, Inc. Cl A*	80	231,763
Alphabet, Inc. Cl C*	75	217,019
AT&T, Inc.	1,893	46,568
Charter Communications, Inc. Cl A*	33	21,515
Comcast Corp. Cl A	1,209	60,849
Discovery, Inc. Cl A*	45	1,059
Discovery, Inc. Cl C*	81	1,855
DISH Network Corp. Cl A*	66	2,141
Electronic Arts, Inc.	75	9,893
Fox Corp. Cl A	85	3,136
Fox Corp. Cl B	39	1,337
Interpublic Group of Cos., Inc.	105	3,932
Live Nation Entertainment, Inc.*	36	4,309
Lumen Technologies, Inc.	244	3,062
Match Group, Inc.*	75	9,919
Meta Platforms, Inc.*	627	210,892
Netflix, Inc.*	118	71,088
News Corp. Cl A	104	2,320
News Corp. Cl B	32	720
Omnicom Group, Inc.	57	4,177
Take-Two Interactive Software, Inc.*	31	5,509
T-Mobile US, Inc.*	156	18,093
Twitter, Inc.*	212	9,163
Verizon Communications, Inc.	1,098	57,052
ViacomCBS, Inc. Cl B	161	4,859
Walt Disney Co.*	482	74,657

		1,090,592

CONSUMER DISCRETIONARY (7.5%)
Advance Auto Parts, Inc.	17	4,078
Amazon.com, Inc.*	116	386,783
Aptiv PLC*	72	11,876
AutoZone, Inc.*	6	12,578
Bath & Body Works, Inc.	70	4,885
Best Buy Co., Inc.	59	5,994
Booking Hldgs., Inc.*	11	26,392
BorgWarner, Inc.	64	2,885
Caesars Entertainment, Inc.*	57	5,331
CarMax, Inc.*	43	5,600
Carnival Corp.*	214	4,306
Chipotle Mexican Grill, Inc. Cl A*	8	13,986
Darden Restaurants, Inc.	35	5,272
Dollar General Corp.	62	14,622
Dollar Tree, Inc.*	60	8,431
Domino’s Pizza, Inc.	10	5,643
DR Horton, Inc.	87	9,435
eBay, Inc.	166	11,039
Etsy, Inc.*	34	7,444
Expedia Group, Inc.*	38	6,867
Ford Motor Co.	1,041	21,622
Gap, Inc.	57	1,006

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
CONSUMER DISCRETIONARY (CONTINUED)
Garmin Ltd.	40	$5,447
General Motors Co.*	385	22,572
Genuine Parts Co.	38	5,328
Hasbro, Inc.	34	3,461
Hilton Worldwide Hldgs., Inc.*	74	11,543
Home Depot, Inc.	280	116,203
Las Vegas Sands Corp.*	91	3,425
Lennar Corp. Cl A	73	8,479
LKQ Corp.	72	4,322
Lowe’s Cos., Inc.	184	47,560
Marriott International, Inc. Cl A*	73	12,062
McDonald’s Corp.	198	53,078
MGM Resorts International	104	4,668
Mohawk Industries, Inc.*	15	2,733
Newell Brands, Inc.	101	2,206
NIKE, Inc. Cl B	339	56,501
Norwegian Cruise Line Hldgs. Ltd.*	98	2,033
NVR, Inc.*	1	5,909
O’Reilly Automotive, Inc.*	18	12,712
Penn National Gaming, Inc.*	44	2,281
Pool Corp.	11	6,226
PulteGroup, Inc.	68	3,887
PVH Corp.	19	2,026
Ralph Lauren Corp. Cl A	13	1,545
Ross Stores, Inc.	95	10,857
Royal Caribbean Cruises Ltd.*	59	4,537
Starbucks Corp.	313	36,612
Tapestry, Inc.	73	2,964
Target Corp.	130	30,087
Tesla, Inc.*	216	228,265
TJX Cos., Inc.	319	24,219
Tractor Supply Co.	31	7,397
Ulta Beauty, Inc.*	15	6,185
Under Armour, Inc. Cl A*	50	1,060
Under Armour, Inc. Cl C*	57	1,028
VF Corp.	87	6,370
Whirlpool Corp.	17	3,989
Wynn Resorts Ltd.*	28	2,381
Yum! Brands, Inc.	78	10,831

		1,349,064

CONSUMER STAPLES (3.5%)
Altria Group, Inc.	487	23,079
Archer-Daniels-Midland Co.	149	10,071
Brown-Forman Corp. Cl B	48	3,497
Campbell Soup Co.	54	2,347
Church & Dwight Co., Inc.	65	6,662
Clorox Co.	33	5,754
Coca-Cola Co.	1,031	61,046
Colgate-Palmolive Co.	223	19,031
Conagra Brands, Inc.	128	4,371
Constellation Brands, Inc. Cl A	44	11,043
Costco Wholesale Corp.	117	66,421

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — ALL AMERICA PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
CONSUMER STAPLES (CONTINUED)
Estee Lauder Cos., Inc. Cl A	62	$22,952
General Mills, Inc.	161	10,848
Hershey Co.	39	7,545
Hormel Foods Corp.	75	3,661
JM Smucker Co.	29	3,939
Kellogg Co.	68	4,381
Kimberly-Clark Corp.	89	12,720
Kraft Heinz Co.	189	6,785
Kroger Co.	180	8,147
Lamb Weston Hldgs., Inc.	39	2,472
McCormick & Co., Inc.	66	6,376
Molson Coors Beverage Co. Cl B	50	2,317
Mondelez International, Inc. Cl A	370	24,535
Monster Beverage Corp.*	100	9,604
PepsiCo, Inc.	367	63,752
Philip Morris International, Inc.	413	39,235
Procter & Gamble Co.	642	105,018
Sysco Corp.	136	10,683
Tyson Foods, Inc. Cl A	78	6,798
Walgreens Boots Alliance, Inc.	191	9,962
Walmart, Inc.	377	54,548

		629,600

ENERGY (1.6%)
APA Corp.	97	2,609
Baker Hughes Co. Cl A	232	5,582
Chevron Corp.	511	59,966
ConocoPhillips	350	25,263
Coterra Energy, Inc.	216	4,104
Devon Energy Corp.	167	7,356
Diamondback Energy, Inc.	45	4,853
EOG Resources, Inc.	156	13,857
Exxon Mobil Corp.	1,122	68,655
Halliburton Co.	237	5,420
Hess Corp.	73	5,404
Kinder Morgan, Inc.	517	8,200
Marathon Oil Corp.	206	3,383
Marathon Petroleum Corp.	164	10,494
Occidental Petroleum Corp.	236	6,842
ONEOK, Inc.	119	6,992
Phillips 66	117	8,478
Pioneer Natural Resources Co.	60	10,913
Schlumberger NV	372	11,142
Valero Energy Corp.	109	8,187
Williams Cos., Inc.	322	8,385

		286,085

FINANCIALS (7.2%)
Aflac, Inc.	161	9,401
Allstate Corp.	76	8,941
American Express Co.	167	27,321
American International Group, Inc.	221	12,566

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
Ameriprise Financial, Inc.	30	$9,050
Aon PLC Cl A	59	17,733
Arthur J. Gallagher & Co.	55	9,332
Assurant, Inc.	16	2,494
Bank of America Corp.	1,909	84,931
Bank of New York Mellon Corp.	201	11,674
Berkshire Hathaway, Inc. Cl B*	486	145,314
BlackRock, Inc. Cl A	38	34,791
Brown & Brown, Inc.	62	4,357
Capital One Financial Corp.	113	16,395
Cboe Global Markets, Inc.	28	3,651
Charles Schwab Corp.	399	33,556
Chubb Ltd.	115	22,231
Cincinnati Financial Corp.	40	4,557
Citigroup, Inc.	526	31,765
Citizens Financial Group, Inc.	113	5,339
CME Group, Inc. Cl A	95	21,704
Comerica, Inc.	35	3,045
Discover Financial Svcs.	78	9,014
Everest Re Group Ltd.	11	3,013
FactSet Research Systems, Inc.	10	4,860
Fifth Third Bancorp	181	7,883
First Republic Bank	47	9,706
Franklin Resources, Inc.	75	2,512
Globe Life, Inc.	25	2,343
Goldman Sachs Group, Inc.	90	34,429
Hartford Financial Svcs. Group, Inc.	91	6,283
Huntington Bancshares, Inc.	383	5,906
Intercontinental Exchange, Inc.	150	20,515
Invesco Ltd.	91	2,095
iShares Core S&P 500 ETF	306	145,959
JPMorgan Chase & Co.	783	123,988
KeyCorp.	247	5,713
Lincoln National Corp.	46	3,140
Loews Corp.	54	3,119
M&T Bank Corp.	34	5,222
MarketAxess Hldgs., Inc.	11	4,524
Marsh & McLennan Cos., Inc.	134	23,292
MetLife, Inc.	190	11,873
Moody’s Corp.	43	16,795
Morgan Stanley	381	37,399
MSCI, Inc. Cl A	22	13,479
Nasdaq, Inc.	31	6,510
Northern Trust Corp.	55	6,579
People’s United Financial, Inc.	114	2,031
PNC Financial Svcs. Group, Inc.	113	22,659
Principal Financial Group, Inc.	66	4,774
Progressive Corp.	156	16,013
Prudential Financial, Inc.	101	10,932
Raymond James Financial, Inc.	49	4,920
Regions Financial Corp.	253	5,515

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — ALL AMERICA PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
S&P Global, Inc.	64	$30,204
Signature Bank	16	5,175
State Street Corp.	97	9,021
SVB Financial Group*	15	10,174
Synchrony Financial	146	6,773
T. Rowe Price Group, Inc.	60	11,798
Travelers Cos., Inc.	66	10,324
Truist Financial Corp.	354	20,727
U.S. Bancorp	358	20,109
Wells Fargo & Co.	1,057	50,715
Willis Towers Watson PLC	34	8,075
WR Berkley Corp.	37	3,049
Zions Bancorp N.A.	42	2,653

		1,291,940

HEALTH CARE (8.0%)
Abbott Laboratories	469	66,007
AbbVie, Inc.	469	63,503
ABIOMED, Inc.*	12	4,310
Agilent Technologies, Inc.	81	12,932
Align Technology, Inc.*	20	13,144
AmerisourceBergen Corp. Cl A	39	5,183
Amgen, Inc.	150	33,745
Anthem, Inc.	65	30,130
Baxter International, Inc.	133	11,417
Becton Dickinson & Co.	76	19,112
Biogen, Inc.*	39	9,357
Bio-Rad Laboratories, Inc. Cl A*	6	4,533
Bio-Techne Corp.	10	5,173
Boston Scientific Corp.*	378	16,057
Bristol-Myers Squibb Co.	588	36,662
Cardinal Health, Inc.	75	3,862
Catalent, Inc.*	45	5,761
Centene Corp.*	155	12,772
Cerner Corp.	78	7,244
Charles River Laboratories International, Inc.*	14	5,275
Cigna Corp.	88	20,207
Cooper Cos., Inc.	13	5,446
CVS Health Corp.	350	36,106
Danaher Corp.	169	55,603
DaVita, Inc.*	18	2,048
DENTSPLY SIRONA, Inc.	58	3,236
Dexcom, Inc.*	26	13,961
Edwards Lifesciences Corp.*	166	21,505
Eli Lilly & Co.	210	58,006
Gilead Sciences, Inc.	333	24,179
HCA Healthcare, Inc.	64	16,443
Henry Schein, Inc.*	37	2,869
Hologic, Inc.*	67	5,130
Humana, Inc.	34	15,771
IDEXX Laboratories, Inc.*	23	15,145
Illumina, Inc.*	41	15,598
Incyte Corp.*	50	3,670
Intuitive Surgical, Inc.*	95	34,133

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
IQVIA Hldgs., Inc.*	51	$14,389
Johnson & Johnson	698	119,407
Laboratory Corp. of America Hldgs.*	26	8,169
McKesson Corp.	41	10,191
Medtronic PLC	357	36,932
Merck & Co., Inc.	670	51,349
Mettler-Toledo International, Inc.*	7	11,881
Moderna, Inc.*	94	23,874
Organon & Co.	67	2,040
PerkinElmer, Inc.	33	6,635
Pfizer, Inc.	1,488	87,866
Quest Diagnostics, Inc.	33	5,709
Regeneron Pharmaceuticals, Inc.*	28	17,682
ResMed, Inc.	39	10,159
STERIS PLC	26	6,328
Stryker Corp.	89	23,800
Teleflex, Inc.	13	4,270
Thermo Fisher Scientific, Inc.	105	70,060
UnitedHealth Group, Inc.	250	125,535
Universal Health Svcs., Inc. Cl B	20	2,593
Vertex Pharmaceuticals, Inc.*	68	14,933
Viatris, Inc.	321	4,343
Waters Corp.*	17	6,334
West Pharmaceutical Svcs., Inc.	20	9,380
Zimmer Biomet Hldgs., Inc.	55	6,987
Zoetis, Inc. Cl A	126	30,748

		1,426,829

INDUSTRIALS (4.7%)
3M Co.	153	27,178
Alaska Air Group, Inc.*	34	1,771
Allegion PLC	24	3,179
American Airlines Group, Inc.*	172	3,089
AMETEK, Inc.	61	8,970
AO Smith Corp.	36	3,091
Boeing Co.*	147	29,594
Carrier Global Corp.	230	12,475
Caterpillar, Inc.	143	29,564
CH Robinson Worldwide, Inc.	35	3,767
Cintas Corp.	23	10,193
Copart, Inc.*	56	8,491
CSX Corp.	588	22,109
Cummins, Inc.	38	8,289
Deere & Co.	75	25,717
Delta Air Lines, Inc.*	170	6,644
Dover Corp.	38	6,901
Eaton Corp. PLC	106	18,319
Emerson Electric Co.	159	14,782
Equifax, Inc.	32	9,369
Expeditors International of Washington, Inc.	45	6,043

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — ALL AMERICA PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INDUSTRIALS (CONTINUED)
Fastenal Co.	153	$9,801
FedEx Corp.	65	16,812
Fortive Corp.	95	7,247
Fortune Brands Home & Security, Inc.	36	3,848
Generac Hldgs., Inc.*	17	5,983
General Dynamics Corp.	61	12,717
General Electric Co.	291	27,491
Honeywell International, Inc.	183	38,157
Howmet Aerospace, Inc.	102	3,246
Huntington Ingalls Industries, Inc.	11	2,054
IDEX Corp.	21	4,963
IHS Markit Ltd.	106	14,090
Illinois Tool Works, Inc.	76	18,757
Ingersoll Rand, Inc.	108	6,682
Jacobs Engineering Group, Inc.	35	4,873
JB Hunt Transport Svcs., Inc.	23	4,701
Johnson Controls International PLC	188	15,286
L-3 Harris Technologies, Inc.	53	11,302
Leidos Hldgs., Inc.	37	3,289
Lockheed Martin Corp.	65	23,101
Masco Corp.	65	4,564
Nielsen Hldgs. PLC	95	1,949
Norfolk Southern Corp.	65	19,351
Northrop Grumman Corp.	40	15,483
Old Dominion Freight Line, Inc.	25	8,960
Otis Worldwide Corp.	113	9,839
PACCAR, Inc.	92	8,120
Parker-Hannifin Corp.	34	10,816
Pentair PLC	44	3,213
Quanta Svcs., Inc.	38	4,357
Raytheon Technologies Corp.	397	34,166
Republic Svcs., Inc. Cl A	56	7,809
Robert Half International, Inc.	30	3,346
Rockwell Automation, Inc.	31	10,814
Rollins, Inc.	60	2,052
Roper Technologies, Inc.	28	13,772
Snap-on, Inc.	15	3,231
Southwest Airlines Co.*	157	6,726
Stanley Black & Decker, Inc.	43	8,111
Textron, Inc.	59	4,555
Trane Technologies PLC	63	12,728
TransDigm Group, Inc.*	14	8,908
Union Pacific Corp.	171	43,080
United Airlines Hldgs., Inc.*	86	3,765
United Parcel Svc., Inc. Cl B	194	41,582
United Rentals, Inc.*	20	6,646
Verisk Analytics, Inc. Cl A	43	9,835
Waste Management, Inc.	103	17,191
Westinghouse Air Brake Technologies Corp.	50	4,605
WW Grainger, Inc.	12	6,219
Xylem, Inc.	48	5,756

		835,484

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (17.4%)
Accenture PLC Cl A	168	$69,644
Adobe, Inc.*	127	72,017
Advanced Micro Devices, Inc.*	320	46,048
Akamai Technologies, Inc.*	43	5,033
Amphenol Corp. Cl A	159	13,906
Analog Devices, Inc.	143	25,135
ANSYS, Inc.*	24	9,627
Apple, Inc.	4,132	733,719
Applied Materials, Inc.	239	37,609
Arista Networks, Inc.*	60	8,625
Autodesk, Inc.*	58	16,309
Automatic Data Processing, Inc.	112	27,617
Broadcom, Inc.	109	72,530
Broadridge Financial Solutions, Inc.	31	5,667
Cadence Design Systems, Inc.*	74	13,790
CDW Corp.	36	7,372
Ceridian HCM Hldg., Inc.*	36	3,761
Cisco Systems, Inc.	1,118	70,848
Citrix Systems, Inc.	33	3,121
Cognizant Technology Solutions Corp. Cl A	140	12,421
Corning, Inc.	204	7,595
DXC Technology Co.*	67	2,157
Enphase Energy, Inc.*	36	6,586
EPAM Systems, Inc.*	15	10,027
F5, Inc.*	16	3,915
Fidelity National Information Svcs., Inc.	161	17,573
Fiserv, Inc.*	158	16,399
FleetCor Technologies, Inc.*	22	4,925
Fortinet, Inc.*	36	12,938
Gartner, Inc.*	22	7,355
Global Payments, Inc.	77	10,409
Hewlett Packard Enterprise Co.	347	5,472
HP, Inc.	306	11,527
Intel Corp.	1,078	55,517
International Business Machines Corp.	238	31,811
Intuit, Inc.	75	48,242
IPG Photonics Corp.*	10	1,721
Jack Henry & Associates, Inc.	20	3,340
Juniper Networks, Inc.	86	3,071
Keysight Technologies, Inc.*	49	10,119
KLA Corp.	41	17,634
Lam Research Corp.	38	27,328
Mastercard, Inc. Cl A	230	82,644
Microchip Technology, Inc.	148	12,885
Micron Technology, Inc.	297	27,666
Microsoft Corp.	1,990	669,277
Monolithic Power Systems, Inc.	12	5,920
Motorola Solutions, Inc.	45	12,227

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — ALL AMERICA PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (CONTINUED)
NetApp, Inc.	59	$5,427
NortonLifeLock, Inc.	155	4,027
NVIDIA Corp.	663	194,995
NXP Semiconductors NV	71	16,172
Oracle Corp.	428	37,326
Paychex, Inc.	85	11,602
Paycom Software, Inc.*	13	5,397
PayPal Hldgs., Inc.*	311	58,648
PTC, Inc.*	28	3,392
Qorvo, Inc.*	30	4,692
QUALCOMM, Inc.	297	54,312
Salesforce.com, Inc.*	260	66,074
Seagate Technology Hldgs. PLC	55	6,214
ServiceNow, Inc.*	53	34,403
Skyworks Solutions, Inc.	44	6,826
SolarEdge Technologies, Inc.*	14	3,928
Synopsys, Inc.*	40	14,740
TE Connectivity Ltd.	87	14,037
Teledyne Technologies, Inc.*	13	5,679
Teradyne, Inc.	44	7,195
Texas Instruments, Inc.	245	46,175
Trimble, Inc.*	67	5,842
Tyler Technologies, Inc.*	11	5,917
VeriSign, Inc.*	26	6,599
Visa, Inc. Cl A	445	96,436
Western Digital Corp.*	83	5,413
Xilinx, Inc.	66	13,994
Zebra Technologies Corp. Cl A*	15	8,928

		3,125,469

MATERIALS (1.5%)
Air Products & Chemicals, Inc.	59	17,951
Albemarle Corp.	31	7,247
Amcor PLC	406	4,876
Avery Dennison Corp.	22	4,764
Ball Corp.	86	8,279
Celanese Corp. Cl A	29	4,874
CF Industries Hldgs., Inc.	57	4,035
Corteva, Inc.	194	9,172
Dow, Inc.	197	11,174
DuPont de Nemours, Inc.	138	11,148
Eastman Chemical Co.	36	4,353
Ecolab, Inc.	66	15,483
FMC Corp.	34	3,736
Freeport-McMoRan, Inc.	389	16,233
International Flavors & Fragrances, Inc.	67	10,094
International Paper Co.	103	4,839
Linde PLC	136	47,114
LyondellBasell Industries NV Cl A	70	6,456
Martin Marietta Materials, Inc.	17	7,489
Mosaic Co.	98	3,850

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
MATERIALS (CONTINUED)
Newmont Corp.	212	$13,148
Nucor Corp.	76	8,676
Packaging Corp. of America	26	3,540
PPG Industries, Inc.	63	10,864
Sealed Air Corp.	40	2,699
Sherwin-Williams Co.	64	22,538
Vulcan Materials Co.	35	7,265
Westrock Co.	71	3,150

		275,047

REAL ESTATE (1.7%)
Alexandria Real Estate Equities, Inc.	37	8,250
American Tower Corp.	121	35,393
AvalonBay Communities, Inc.	37	9,346
Boston Properties, Inc.	38	4,377
CBRE Group, Inc. Cl A*	89	9,657
Crown Castle International Corp.	115	24,005
Digital Realty Trust, Inc.	75	13,265
Duke Realty Corp.	101	6,630
Equinix, Inc.	24	20,300
Equity Residential	91	8,235
Essex Property Trust, Inc.	18	6,340
Extra Space Storage, Inc.	35	7,936
Federal Realty Investment Trust	19	2,590
Healthpeak Properties, Inc.	143	5,161
Host Hotels & Resorts, Inc.*	189	3,287
Iron Mountain, Inc.	77	4,029
Kimco Realty Corp.	164	4,043
Mid-America Apartment Communities, Inc.	30	6,883
Prologis, Inc.	196	32,999
Public Storage	40	14,982
Realty Income Corp.	150	10,738
Regency Centers Corp.	41	3,089
SBA Communications Corp. Cl A	29	11,282
Simon Property Group, Inc.	87	13,900
UDR, Inc.	77	4,619
Ventas, Inc.	106	5,419
Vornado Realty Trust	42	1,758
Welltower, Inc.	116	9,949
Weyerhaeuser Co.	199	8,195

		296,657

UTILITIES (1.5%)
AES Corp.	177	4,301
Alliant Energy Corp.	66	4,057
Ameren Corp.	68	6,053
American Electric Power Co., Inc.	134	11,922
American Water Works Co., Inc.	48	9,065
Atmos Energy Corp.	35	3,667

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — ALL AMERICA PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
UTILITIES (CONTINUED)
CenterPoint Energy, Inc.	167	$4,661
CMS Energy Corp.	77	5,009
Consolidated Edison, Inc.	94	8,020
Dominion Energy, Inc.	215	16,890
DTE Energy Co.	51	6,096
Duke Energy Corp.	204	21,400
Edison International	101	6,893
Entergy Corp.	53	5,970
Evergy, Inc.	61	4,185
Eversource Energy	91	8,279
Exelon Corp.	259	14,960
FirstEnergy Corp.	145	6,031
NextEra Energy, Inc.	520	48,547
NiSource, Inc.	104	2,871
NRG Energy, Inc.	65	2,800
Pinnacle West Capital Corp.	30	2,118
PPL Corp.	200	6,012
Public Svc. Enterprise Group, Inc.	135	9,009
Sempra Energy	85	11,244
Southern Co.	281	19,271
WEC Energy Group, Inc.	84	8,154
Xcel Energy, Inc.	143	9,681

		267,166

TOTAL INDEXED ASSETS-COMMON STOCKS
(Cost: $7,789,235) 60.7%		10,873,933

ACTIVE ASSETS:
COMMON STOCKS:
COMMUNICATION SERVICES (1.0%)
Bandwidth, Inc. Cl A*	93	6,674
Cardlytics, Inc.*	195	12,888
Cogent Communications Hldgs., Inc.	139	10,172
Discovery, Inc. Cl A*	309	7,274
Discovery, Inc. Cl C*	215	4,923
EchoStar Corp. Cl A*	593	15,626
Fox Corp. Cl A	473	17,454
Take-Two Interactive Software, Inc.*	165	29,324
TEGNA, Inc.	2,174	40,349
Twitter, Inc.*	250	10,805
Zynga, Inc. Cl A*	3,181	20,358

		175,847

CONSUMER DISCRETIONARY (4.8%)
Aptiv PLC*	87	14,351
AutoZone, Inc.*	22	46,121
Bed Bath & Beyond, Inc.*	120	1,750
Bloomin’ Brands, Inc.*	1,999	41,939
Bright Horizons Family Solutions, Inc.*	76	9,567
Caesars Entertainment, Inc.*	168	15,713
Capri Hldgs. Ltd.*	578	37,518

	Shares	Value

ACTIVE ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
CONSUMER DISCRETIONARY (CONTINUED)
Darden Restaurants, Inc.	177	$26,664
Five Below, Inc.*	265	54,826
Foot Locker, Inc.	121	5,279
Ford Motor Co.	708	14,705
Fox Factory Hldg. Corp.*	108	18,371
Golden Entertainment, Inc.*	256	12,936
Hanesbrands, Inc.	702	11,737
Haverty Furniture Cos., Inc.	44	1,345
Johnson Outdoors, Inc. Cl A	38	3,560
Lithia Motors, Inc. Cl A	79	23,459
Marriott Vacations Worldwide Corp.	442	74,689
NVR, Inc.*	3	17,726
Ollie’s Bargain Outlet Hldgs., Inc.*	510	26,107
Ralph Lauren Corp. Cl A	182	21,633
Red Rock Resorts, Inc. Cl A	469	25,800
Rent-A-Center, Inc.	118	5,669
Skyline Champion Corp.*	435	34,356
Sonic Automotive, Inc. Cl A	833	41,192
Sonos, Inc.*	800	23,840
Steven Madden Ltd.	1,559	72,447
Taylor Morrison Home Corp. Cl A*	1,072	37,477
Tempur Sealy International, Inc.	611	28,735
Tractor Supply Co.	150	35,790
Williams-Sonoma, Inc.	250	42,282
XPEL, Inc.*	275	18,777
YETI Hldgs., Inc.*	178	14,744

		861,105

CONSUMER STAPLES (1.0%)
BJ’s Wholesale Club Hldgs., Inc.*	193	12,925
Church & Dwight Co., Inc.	312	31,980
Constellation Brands, Inc. Cl A	179	44,923
Crimson Wine Group Ltd.*	1,816	14,982
Freshpet, Inc.*	166	15,815
TreeHouse Foods, Inc.*	1,433	58,079

		178,704

ENERGY (1.9%)
Baker Hughes Co. Cl A	1,034	24,878
ChampionX Corp.*	1,056	21,342
Cheniere Energy, Inc.	305	30,933
Chesapeake Energy Corp.	288	18,582
Devon Energy Corp.	1,632	71,890
DT Midstream, Inc.	244	11,707
EQT Corp.*	1,341	29,247
Hess Corp.	82	6,071
MPLX LP	216	6,391
Northern Oil & Gas, Inc.	695	14,303
PDC Energy, Inc.	583	28,439
Renewable Energy Group, Inc.*	587	24,912

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — ALL AMERICA PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Shares	Value

ACTIVE ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
ENERGY (CONTINUED)
Southwestern Energy Co.*	1,947	$9,073
Williams Cos., Inc.	1,246	32,446

		330,214

FINANCIALS (5.6%)
American Equity Investment Life Hldg. Co.	418	16,269
American Financial Group, Inc.	193	26,503
Ameriprise Financial, Inc.	205	61,840
Argo Group International Hldgs. Ltd.	205	11,913
BancFirst Corp.	145	10,231
Bank of Marin Bancorp	183	6,813
Banner Corp.	385	23,358
Brookline Bancorp, Inc.	1,187	19,218
Brown & Brown, Inc.	338	23,755
Dime Community Bancshares, Inc.	338	11,884
Discover Financial Svcs.	307	35,477
Eastern Bankshares, Inc.	1,790	36,104
Ellington Financial, Inc.	1,122	19,175
Enterprise Financial Svcs. Corp.	492	23,168
Essent Group Ltd.	532	24,222
Everest Re Group Ltd.	43	11,779
Fifth Third Bancorp	1,294	56,353
First Financial Bankshares, Inc.	155	7,880
First Foundation, Inc.	374	9,298
First Interstate BancSystem, Inc. Cl A	714	29,038
First Republic Bank	141	29,118
Glacier Bancorp, Inc.	191	10,830
Globe Life, Inc.	201	18,838
Goosehead Insurance, Inc. Cl A	101	13,138
Green Dot Corp. Cl A*	1,047	37,943
Hancock Whitney Corp.	518	25,910
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	116	6,162
Hartford Financial Svcs. Group, Inc.	506	34,934
Home BancShares, Inc.	869	21,160
Houlihan Lokey, Inc. Cl A	141	14,596
iShares Micro-Cap ETF	48	6,707
KeyCorp.	689	15,937
Moelis & Co. Cl A	192	12,002
MSCI, Inc. Cl A	29	17,768
Primerica, Inc.	205	31,420
Raymond James Financial, Inc.	201	20,180
Reinsurance Group of America, Inc. Cl A	78	8,540
RLI Corp.	84	9,416
Selective Insurance Group, Inc.	277	22,697

	Shares	Value

ACTIVE ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
Signature Bank	51	$16,496
Starwood Property Trust, Inc.	1,048	25,466
Stifel Financial Corp.	127	8,943
Stock Yards Bancorp, Inc.	470	30,024
SVB Financial Group*	27	18,312
Synchrony Financial	209	9,695
TriCo Bancshares	299	12,845
UMB Financial Corp.	208	22,071
Voya Financial, Inc.	138	9,151
Webster Financial Corp.	325	18,148
Zions Bancorp N.A.	112	7,074

		999,799

HEALTH CARE (4.3%)
ACADIA Pharmaceuticals, Inc.*	220	5,135
Agilent Technologies, Inc.	275	43,903
Align Technology, Inc.*	29	19,058
Amicus Therapeutics, Inc.*	415	4,793
Arena Pharmaceuticals, Inc.*	140	13,012
Arrowhead Pharmaceuticals, Inc.*	101	6,696
BioCryst Pharmaceuticals, Inc.*	595	8,241
Biohaven Pharmaceutical Hldg. Co. Ltd.*	106	14,608
Blueprint Medicines Corp.*	90	9,640
CareDx, Inc.*	158	7,186
Centene Corp.*	144	11,866
Cerner Corp.	227	21,081
Chemed Corp.	29	15,342
ChemoCentryx, Inc.*	299	10,887
Coherus Biosciences, Inc.*	265	4,229
CONMED Corp.	100	14,176
Emergent BioSolutions, Inc.*	175	7,607
Envista Hldgs. Corp.*	230	10,364
Exact Sciences Corp.*	69	5,370
Fate Therapeutics, Inc.*	135	7,899
Horizon Therapeutics PLC*	301	32,436
Humana, Inc.	28	12,988
IDEXX Laboratories, Inc.*	26	17,120
ImmunityBio, Inc.*	247	1,502
Incyte Corp.*	86	6,312
Inmode Ltd.*	148	10,446
Insmed, Inc.*	191	5,203
Inspire Medical Systems, Inc.*	48	11,043
Insulet Corp.*	44	11,707
iRhythm Technologies, Inc.*	60	7,061
Kodiak Sciences, Inc.*	74	6,274
Krystal Biotech, Inc.*	64	4,477
LHC Group, Inc.*	100	13,723
Madrigal Pharmaceuticals, Inc.*	38	3,220
Medpace Hldgs., Inc.*	58	12,623

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — ALL AMERICA PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Shares	Value

ACTIVE ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Mettler-Toledo International, Inc.*	15	$25,459
NanoString Technologies, Inc.*	515	21,748
Natera, Inc.*	54	5,043
Neogen Corp.*	192	8,719
NeoGenomics, Inc.*	194	6,619
Nevro Corp.*	48	3,891
Novavax, Inc.*	59	8,441
Omnicell, Inc.*	83	14,977
OrthoPediatrics Corp.*	158	9,458
Pacific Biosciences of California, Inc.*	245	5,013
Penumbra, Inc.*	43	12,355
Repligen Corp.*	51	13,507
Sage Therapeutics, Inc.*	48	2,042
SeaSpine Hldgs. Corp.*	1,540	20,975
Sientra, Inc.*	5,288	19,407
Silk Road Medical, Inc.*	111	4,730
Simulations Plus, Inc.	175	8,278
Sorrento Therapeutics, Inc.*	575	2,674
STAAR Surgical Co.*	95	8,674
Supernus Pharmaceuticals, Inc.*	936	27,294
Syneos Health, Inc. Cl A*	371	38,094
Tactile Systems Technology, Inc.*	154	2,931
Tandem Diabetes Care, Inc.*	105	15,805
Ultragenyx Pharmaceutical, Inc.*	151	12,698
Veeva Systems, Inc. Cl A*	55	14,051
Vericel Corp.*	505	19,846
Xencor, Inc.*	123	4,935
Zimmer Biomet Hldgs., Inc.	278	35,317

		770,209

INDUSTRIALS (6.8%)
Alaska Air Group, Inc.*	568	29,593
Arcosa, Inc.	319	16,811
Atkore, Inc.*	88	9,785
Axon Enterprise, Inc.*	118	18,526
AZEK Co., Inc. Cl A*	186	8,601
Bloom Energy Corp. Cl A*	294	6,447
Builders FirstSource, Inc.*	706	60,511
Carlisle Cos., Inc.	207	51,361
Casella Waste Systems, Inc. Cl A*	112	9,567
Chart Industries, Inc.*	62	9,888
Clean Harbors, Inc.*	144	14,367
Crane Co.	210	21,363
Deluxe Corp.	1,037	33,298
Dover Corp.	235	42,676
Ducommun, Inc.*	159	7,436
EMCOR Group, Inc.	131	16,688
Encore Wire Corp.	181	25,901
EnPro Industries, Inc.	380	41,827

	Shares	Value

ACTIVE ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INDUSTRIALS (CONTINUED)
ESCO Technologies, Inc.	444	$39,956
Exponent, Inc.	61	7,121
Federal Signal Corp.	503	21,800
Franklin Electric Co., Inc.	139	13,144
Generac Hldgs., Inc.*	82	28,857
Gorman-Rupp Co.	199	8,865
Graco, Inc.	258	20,800
HEICO Corp. Cl A	80	10,282
IAA, Inc.*	206	10,428
ICF International, Inc.	255	26,150
Jacobs Engineering Group, Inc.	153	21,302
KBR, Inc.	589	28,048
L-3 Harris Technologies, Inc.	94	20,044
ManTech International Corp. Cl A	127	9,262
Masonite International Corp.*	84	9,908
Miller Industries, Inc.	924	30,862
Mueller Industries, Inc.	1,322	78,474
Old Dominion Freight Line, Inc.	185	66,300
Oshkosh Corp.	229	25,811
Quanta Svcs., Inc.	195	22,359
Rockwell Automation, Inc.	38	13,257
Saia, Inc.*	65	21,907
Simpson Manufacturing Co., Inc.	119	16,549
Stanley Black & Decker, Inc.	81	15,278
Tetra Tech, Inc.	81	13,754
Trane Technologies PLC	84	16,970
TransUnion	216	25,613
Trex Co., Inc.*	285	38,484
UFP Industries, Inc.	436	40,116
Univar Solutions, Inc.*	815	23,105
Upwork, Inc.*	282	9,633
VSE Corp.	610	37,173
Werner Enterprises, Inc.	382	18,206
Willdan Group, Inc.*	202	7,110

		1,221,574

INFORMATION TECHNOLOGY (6.5%)
Akoustis Technologies, Inc.*	616	4,115
Altair Engineering, Inc. Cl A*	131	10,129
Amphenol Corp. Cl A	312	27,288
Anaplan, Inc.*	86	3,943
Arteris, Inc.*	519	10,956
Belden, Inc.	342	22,480
Blackline, Inc.*	106	10,975
Cambium Networks Corp.*	273	6,997
Ciena Corp.*	213	16,395
CMC Materials, Inc.	180	34,504
Cohu, Inc.*	830	31,615
Domo, Inc. Cl B*	258	12,797
DXC Technology Co.*	956	30,773
EPAM Systems, Inc.*	67	44,786
Euronet Worldwide, Inc.*	368	43,855

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — ALL AMERICA PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Shares	Value

ACTIVE ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (CONTINUED)
Five9, Inc.*	378	$51,907
Globant S.A.*	57	17,903
Guidewire Software, Inc.*	89	10,104
Hewlett Packard Enterprise Co.	773	12,190
II-VI, Inc.*	371	25,350
Keysight Technologies, Inc.*	59	12,184
KLA Corp.	46	19,785
LivePerson, Inc.*	318	11,359
Lumentum Hldgs., Inc.*	309	32,683
Marvell Technology, Inc.	215	18,810
Maximus, Inc.	108	8,604
MaxLinear, Inc. Cl A*	446	33,624
Microchip Technology, Inc.	158	13,755
MKS Instruments, Inc.	110	19,159
MongoDB, Inc. Cl A*	23	12,175
Monolithic Power Systems, Inc.	48	23,680
Motorola Solutions, Inc.	81	22,008
Novanta, Inc.*	81	14,283
Okta, Inc. Cl A*	63	14,123
Palo Alto Networks, Inc.*	41	22,827
PDF Solutions, Inc.*	218	6,930
Perficient, Inc.*	368	47,579
Ping Identity Hldg. Corp.*	246	5,628
PTC, Inc.*	208	25,199
Q2 Hldgs., Inc.*	79	6,276
Qorvo, Inc.*	88	13,762
Rapid7, Inc.*	295	34,719
Richardson Electronics Ltd.*	628	8,491
Sailpoint Technologies Hldgs., Inc.*	627	30,309
Sequans Communications S.A.*	678	3,214
Shift4 Payments, Inc. Cl A*	202	11,702
Silicon Laboratories, Inc.*	77	15,894
Skyworks Solutions, Inc.	62	9,619
Splunk, Inc.*	145	16,779
Synaptics, Inc.*	56	16,213
Synopsys, Inc.*	74	27,269
Teledyne Technologies, Inc.*	69	30,145
Twilio, Inc. Cl A*	40	10,534
ViaSat, Inc.*	1,008	44,896
Xperi Hldg. Corp.	994	18,797
Zendesk, Inc.*	297	30,974
Zuora, Inc. Cl A*	1,870	34,932

		1,157,982

MATERIALS (2.3%)
Ashland Global Hldgs., Inc.	446	48,016
Avient Corp.	276	15,442
Chase Corp.	110	10,952
Coeur Mining, Inc.*	2,648	13,346
Crown Hldgs., Inc.	682	75,443

	Shares	Value

ACTIVE ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
MATERIALS (CONTINUED)
Ferro Corp.*	906	$19,778
FMC Corp.	214	23,517
Freeport-McMoRan, Inc.	174	7,261
Kaiser Aluminum Corp.	368	34,570
Livent Corp.*	83	2,024
Materion Corp.	513	47,165
Newmont Corp.	372	23,072
Orion Engineered Carbons S.A.*	417	7,656
Packaging Corp. of America	117	15,929
Steel Dynamics, Inc.	163	10,117
Stepan Co.	76	9,446
Valvoline, Inc.	1,049	39,117
Vulcan Materials Co.	88	18,267

		421,118

REAL ESTATE (2.7%)
Alexander’s, Inc.	29	7,549
Alexandria Real Estate Equities, Inc.	30	6,688
American Campus Communities, Inc.	154	8,823
Apartment Income REIT Corp.	197	10,770
Apartment Investment & Management Co. Cl A*	1,164	8,986
AvalonBay Communities, Inc.	54	13,640
Brandywine Realty Trust	610	8,186
Camden Property Trust	151	26,981
Cousins Properties, Inc.	397	15,991
CTO Realty Growth, Inc.	103	6,326
Duke Realty Corp.	1,136	74,567
Easterly Government Properties, Inc. Cl A	1,111	25,464
EastGroup Properties, Inc.	59	13,443
Equity Commonwealth*	578	14,970
Essential Properties Realty Trust, Inc.	223	6,429
Gaming & Leisure Properties, Inc.	213	10,365
Highwoods Properties, Inc.	312	13,912
Host Hotels & Resorts, Inc.*	864	15,025
Industrial Logistics Properties Trust	459	11,498
Kilroy Realty Corp.	314	20,868
LXP Industrial Trust	889	13,886
NexPoint Residential Trust, Inc.	275	23,053
Orion Office REIT, Inc.*	19	355
PotlatchDeltic Corp.	466	28,063
Realty Income Corp.	193	13,817
Sabra Health Care REIT, Inc.	1,114	15,084
Sun Communities, Inc.	144	30,236
Welltower, Inc.	326	27,961
Weyerhaeuser Co.	469	19,313

		492,249

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — ALL AMERICA PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Shares	Value

ACTIVE ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
UTILITIES (1.7%)
AES Corp.	448	$10,887
Ameren Corp.	192	17,090
Atmos Energy Corp.	80	8,382
Avista Corp.	332	14,107
Black Hills Corp.	309	21,806
Chesapeake Utilities Corp.	104	15,164
DTE Energy Co.	106	12,671
Entergy Corp.	118	13,293
Evergy, Inc.	699	47,959
Fortis, Inc.	419	20,225
NiSource, Inc.	716	19,769
NorthWestern Corp.	226	12,918

	Shares	Value

ACTIVE ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
UTILITIES (CONTINUED)
NRG Energy, Inc.	487	$20,980
Portland General Electric Co.	278	14,712
PPL Corp.	300	9,018
Public Svc. Enterprise Group, Inc.	302	20,152
Sempra Energy	91	12,037
Spire, Inc.	161	10,500

		301,670

TOTAL ACTIVE ASSETS-COMMON STOCKS
(Cost: $5,263,257) 38.6%		6,910,471

	Rate(%)	Maturity	Face Amount	Value
TEMPORARY CASH INVESTMENT (0.7%)
Citibank, New York Time Deposit	0.01	01/03/22	$81,981	$81,981
JP Morgan Chase, New York Time Deposit	0.01	01/03/22	44,218	44,218

				126,199

TOTAL TEMPORARY CASH INVESTMENT (Cost: $126,199) 0.7%				126,199

TOTAL INVESTMENTS (Cost: $13,178,691) 100.0%				17,910,603

OTHER NET ASSETS 0.0% (2)				6,412

NET ASSETS 100.0%				$17,917,015

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2021

	Shares	Value
COMMON STOCKS:
COMMUNICATION SERVICES (3.0%)
EchoStar Corp. Cl A*	3,972	$104,662
TEGNA, Inc.	13,787	255,887

		360,549

CONSUMER DISCRETIONARY (9.1%)
Bed Bath & Beyond, Inc.*	788	11,489
Bloomin’ Brands, Inc.*	6,645	139,412
Capri Hldgs. Ltd.*	2,015	130,794
Golden Entertainment, Inc.*	1,693	85,547
Haverty Furniture Cos., Inc.	264	8,071
Johnson Outdoors, Inc. Cl A	142	13,304
Marriott Vacations Worldwide Corp.	1,187	200,579
Sonic Automotive, Inc. Cl A	3,154	155,965
Steven Madden Ltd.	4,615	214,459
Taylor Morrison Home Corp. Cl A*	3,756	131,310

		1,090,930

CONSUMER STAPLES (2.9%)
Crimson Wine Group Ltd.*	11,230	92,648
TreeHouse Foods, Inc.*	6,329	256,514

		349,162

ENERGY (6.2%)
ChampionX Corp.*	6,485	131,062
Devon Energy Corp.	1,360	59,908
EQT Corp.*	9,580	208,940
PDC Energy, Inc.	3,802	185,461
Renewable Energy Group, Inc.*	3,806	161,527

		746,898

FINANCIALS (22.9%)
American Equity Investment Life Hldg. Co.	2,775	108,003
Argo Group International Hldgs. Ltd.	1,416	82,284
BancFirst Corp.	645	45,511
Bank of Marin Bancorp	1,240	46,165
Banner Corp.	2,583	156,711
Brookline Bancorp, Inc.	7,790	126,120
Dime Community Bancshares, Inc.	1,832	64,413
Eastern Bankshares, Inc.	11,599	233,952
Ellington Financial, Inc.	7,451	127,338
Enterprise Financial Svcs. Corp.	3,210	151,159
Essent Group Ltd.	3,450	157,079
First Interstate BancSystem, Inc. Cl A	4,630	188,302
Green Dot Corp. Cl A*	5,335	193,340
Hancock Whitney Corp.	3,352	167,667
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	742	39,415
Home BancShares, Inc.	5,599	136,336
Moelis & Co. Cl A	1,256	78,513
Selective Insurance Group, Inc.	1,759	144,132

	Shares	Value
COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
Stifel Financial Corp.	802	$56,477
Stock Yards Bancorp, Inc.	3,073	196,303
TriCo Bancshares	1,945	83,557
UMB Financial Corp.	1,413	149,933

		2,732,710

HEALTH CARE (6.3%)
Arena Pharmaceuticals, Inc.*	914	84,947
BioCryst Pharmaceuticals, Inc.*	3,819	52,893
NanoString Technologies, Inc.*	2,437	102,915
SeaSpine Hldgs. Corp.*	7,276	99,099
Sientra, Inc.*	24,035	88,208
Supernus Pharmaceuticals, Inc.*	4,416	128,771
Syneos Health, Inc. Cl A*	1,361	139,747
Vericel Corp.*	1,344	52,819

		749,399

INDUSTRIALS (20.0%)
Arcosa, Inc.	2,138	112,673
Builders FirstSource, Inc.*	2,108	180,677
Deluxe Corp.	6,722	215,843
Encore Wire Corp.	1,159	165,853
EnPro Industries, Inc.	2,514	276,716
ICF International, Inc.	1,103	113,113
KBR, Inc.	1,907	90,811
ManTech International Corp. Cl A	861	62,793
Miller Industries, Inc.	5,913	197,494
Mueller Industries, Inc.	5,964	354,023
UFP Industries, Inc.	2,823	259,744
VSE Corp.	3,842	234,131
Werner Enterprises, Inc.	2,501	119,198

		2,383,069

INFORMATION TECHNOLOGY (8.2%)
Belden, Inc.	2,259	148,484
CMC Materials, Inc.	845	161,978
Cohu, Inc.*	3,942	150,151
II-VI, Inc.*	930	63,547
Perficient, Inc.*	493	63,740
Richardson Electronics Ltd.*	4,064	54,945
Sequans Communications S.A.*	4,431	21,003
ViaSat, Inc.*	1,607	71,576
Xperi Hldg. Corp.	6,549	123,842
Zuora, Inc. Cl A*	6,214	116,077

		975,343

MATERIALS (6.8%)
Avient Corp.	1,829	102,332
Coeur Mining, Inc.*	10,345	52,139
Ferro Corp.*	5,818	127,007
Kaiser Aluminum Corp.	1,623	152,464
Materion Corp.	3,323	305,517
Stepan Co.	558	69,354

		808,813

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Shares	Value
COMMON STOCKS (CONTINUED):
REAL ESTATE (8.6%)
Alexander’s, Inc.	122	$31,757
Apartment Investment & Management Co. Cl A*	7,735	59,714
Cousins Properties, Inc.	2,680	107,950
CTO Realty Growth, Inc.	731	44,898
Easterly Government Properties, Inc. Cl A	5,292	121,293
Equity Commonwealth*	3,701	95,856
Highwoods Properties, Inc.	2,121	94,575
Industrial Logistics Properties Trust	3,147	78,832
LXP Industrial Trust	5,728	89,471
PotlatchDeltic Corp.	2,948	177,529
Sabra Health Care REIT, Inc.	8,911	120,655

		1,022,530

	Shares	Value
COMMON STOCKS (CONTINUED):
UTILITIES (4.0%)
Avista Corp.	2,242	$95,262
Black Hills Corp.	1,938	136,765
NorthWestern Corp.	1,466	83,796
Portland General Electric Co.	1,801	95,309
Spire, Inc.	1,030	67,177

		478,309

TOTAL COMMON STOCKS
(Cost: $11,075,834) 98.0%		11,697,712

	Rate(%)	Maturity	Face Amount	Value
TEMPORARY CASH INVESTMENT (1.9%)
Citibank, New York Time Deposit	0.01	01/03/22	$232,422	$232,422

TOTAL TEMPORARY CASH INVESTMENT (Cost: $232,422) 1.9%				232,422

TOTAL INVESTMENTS (Cost: $11,308,256) 99.9%				11,930,134

OTHER NET ASSETS 0.1%				6,115

NET ASSETS 100.0%				$11,936,249

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2021

	Shares	Value
COMMON STOCKS:
COMMUNICATION SERVICES (2.4%)
Bandwidth, Inc. Cl A*	948	$68,029
Cardlytics, Inc.*	2,026	133,898
Cogent Communications Hldgs., Inc.	1,419	103,843
Zynga, Inc. Cl A*	9,446	60,454

		366,224

CONSUMER DISCRETIONARY (17.4%)
Bloomin’ Brands, Inc.*	10,409	218,381
Five Below, Inc.*	826	170,891
Fox Factory Hldg. Corp.*	1,106	188,131
Marriott Vacations Worldwide Corp.	747	126,228
Ollie’s Bargain Outlet Hldgs., Inc.*	1,685	86,255
Red Rock Resorts, Inc. Cl A	4,875	268,174
Rent-A-Center, Inc.	1,208	58,032
Skyline Champion Corp.*	4,464	352,567
Sonic Automotive, Inc. Cl A	3,582	177,130
Sonos, Inc.*	7,821	233,066
Steven Madden Ltd.	4,185	194,477
Taylor Morrison Home Corp. Cl A*	2,247	78,555
Tempur Sealy International, Inc.	2,343	110,191
Williams-Sonoma, Inc.	689	116,531
XPEL, Inc.*	2,859	195,212
YETI Hldgs., Inc.*	1,771	146,692

		2,720,513

CONSUMER STAPLES (1.2%)
BJ’s Wholesale Club Hldgs., Inc.*	1,913	128,114
Freshpet, Inc.*	687	65,450

		193,564

ENERGY (2.3%)
Chesapeake Energy Corp.	1,179	76,069
DT Midstream, Inc.	785	37,664
Northern Oil & Gas, Inc.	7,062	145,336
Southwestern Energy Co.*	19,785	92,198

		351,267

FINANCIALS (7.2%)
First Financial Bankshares, Inc.	1,586	80,632
First Foundation, Inc.	3,856	95,860
Glacier Bancorp, Inc.	1,975	111,983
Goosehead Insurance, Inc. Cl A	1,037	134,893
Green Dot Corp. Cl A*	2,294	83,135
Houlihan Lokey, Inc. Cl A	1,460	151,139
iShares Micro-Cap ETF	497	69,446
iShares Russell 2000 Growth ETF	667	195,464
Primerica, Inc.	714	109,435
RLI Corp.	822	92,146

		1,124,133

	Shares	Value
COMMON STOCKS (CONTINUED):
HEALTH CARE (20.5%)
ACADIA Pharmaceuticals, Inc.*	2,270	$52,982
Amicus Therapeutics, Inc.*	4,457	51,478
Arrowhead Pharmaceuticals, Inc.*	1,034	68,554
Biohaven Pharmaceutical Hldg. Co. Ltd.*	1,077	148,421
Blueprint Medicines Corp.*	894	95,756
CareDx, Inc.*	1,607	73,086
ChemoCentryx, Inc.*	3,111	113,272
Coherus Biosciences, Inc.*	2,857	45,598
CONMED Corp.	1,015	143,886
Emergent BioSolutions, Inc.*	1,818	79,028
Fate Therapeutics, Inc.*	1,392	81,446
ImmunityBio, Inc.*	2,535	15,413
Inmode Ltd.*	1,508	106,435
Insmed, Inc.*	2,020	55,025
Inspire Medical Systems, Inc.*	473	108,818
iRhythm Technologies, Inc.*	614	72,262
Kodiak Sciences, Inc.*	768	65,111
Krystal Biotech, Inc.*	613	42,879
LHC Group, Inc.*	1,015	139,288
Madrigal Pharmaceuticals, Inc.*	406	34,404
Medpace Hldgs., Inc.*	618	134,502
NanoString Technologies, Inc.*	1,859	78,506
Natera, Inc.*	557	52,018
Neogen Corp.*	1,916	87,006
NeoGenomics, Inc.*	1,888	64,419
Nevro Corp.*	483	39,157
Novavax, Inc.*	181	25,896
Omnicell, Inc.*	852	153,735
OrthoPediatrics Corp.*	1,604	96,015
Pacific Biosciences of California, Inc.*	2,471	50,557
Sage Therapeutics, Inc.*	499	21,227
SeaSpine Hldgs. Corp.*	4,603	62,693
Sientra, Inc.*	27,341	100,342
Silk Road Medical, Inc.*	1,127	48,021
Simulations Plus, Inc.	1,818	85,991
Sorrento Therapeutics, Inc.*	5,823	27,077
STAAR Surgical Co.*	974	88,926
Supernus Pharmaceuticals, Inc.*	2,647	77,187
Tactile Systems Technology, Inc.*	1,594	30,334
Tandem Diabetes Care, Inc.*	392	59,004
Ultragenyx Pharmaceutical, Inc.*	657	55,247
Vericel Corp.*	2,939	115,503
Xencor, Inc.*	1,362	54,643

		3,201,148

INDUSTRIALS (14.6%)
Atkore, Inc.*	927	103,073
AZEK Co., Inc. Cl A*	1,933	89,382

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Shares	Value
COMMON STOCKS (CONTINUED):
INDUSTRIALS (CONTINUED)
Bloom Energy Corp. Cl A*	2,881	$63,180
Casella Waste Systems, Inc. Cl A*	1,156	98,745
Chart Industries, Inc.*	635	101,276
Ducommun, Inc.*	1,625	76,001
EMCOR Group, Inc.	1,314	167,390
ESCO Technologies, Inc.	1,936	174,221
Exponent, Inc.	635	74,124
Federal Signal Corp.	5,119	221,857
Franklin Electric Co., Inc.	1,428	135,032
Gorman-Rupp Co.	2,143	95,471
ICF International, Inc.	825	84,604
Masonite International Corp.*	842	99,314
Saia, Inc.*	665	224,125
Simpson Manufacturing Co., Inc.	1,195	166,189
Tetra Tech, Inc.	803	136,349
Upwork, Inc.*	2,931	100,123
Willdan Group, Inc.*	2,111	74,307

		2,284,763

INFORMATION TECHNOLOGY (25.4%)
Akoustis Technologies, Inc.*	6,355	42,451
Altair Engineering, Inc. Cl A*	1,299	100,439
Arteris, Inc.*	5,289	111,651
Blackline, Inc.*	1,040	107,682
Cambium Networks Corp.*	2,832	72,584
CMC Materials, Inc.	529	101,404
Cohu, Inc.*	2,581	98,310
Domo, Inc. Cl B*	2,601	129,010
Five9, Inc.*	1,331	182,773
Globant S.A.*	576	180,916
II-VI, Inc.*	2,046	139,803
LivePerson, Inc.*	3,234	115,518
Lumentum Hldgs., Inc.*	1,230	130,097
Maximus, Inc.	1,103	87,876
MaxLinear, Inc. Cl A*	4,482	337,898
Novanta, Inc.*	805	141,946
PDF Solutions, Inc.*	2,262	71,909

	Shares	Value
COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (CONTINUED)
Perficient, Inc.*	2,947	$381,018
Ping Identity Hldg. Corp.*	2,502	57,246
Q2 Hldgs., Inc.*	813	64,585
Rapid7, Inc.*	3,068	361,073
Sailpoint Technologies Hldgs., Inc.*	6,513	314,838
Shift4 Payments, Inc. Cl A*	821	47,560
Silicon Laboratories, Inc.*	755	155,847
Synaptics, Inc.*	576	166,758
Viasat, Inc.*	2,236	99,591
Zuora, Inc. Cl A*	9,215	172,136

		3,972,919

MATERIALS (3.4%)
Chase Corp.	1,143	113,797
Coeur Mining, Inc.*	10,350	52,164
Kaiser Aluminum Corp.	1,241	116,580
Livent Corp.*	866	21,113
Orion Engineered Carbons S.A.*	4,295	78,856
Valvoline, Inc.	3,877	144,573

		527,083

REAL ESTATE (3.3%)
Easterly Government Properties, Inc. Cl A	3,165	72,542
EastGroup Properties, Inc.	609	138,761
Essential Properties Realty Trust, Inc.	2,264	65,271
NexPoint Residential Trust, Inc.	2,798	234,556

		511,130

UTILITIES (0.9%)
Chesapeake Utilities Corp.	981	143,040

TOTAL COMMON STOCKS
(Cost: $12,032,848) 98.6%		15,395,784

	Rate(%)	Maturity	Face Amount	Value
TEMPORARY CASH INVESTMENT (1.4%)
JP Morgan Chase, New York Time Deposit	0.01	01/03/22	$225,238	$225,238

TOTAL TEMPORARY CASH INVESTMENT (Cost: $225,238) 1.4%				225,238

TOTAL INVESTMENTS (Cost: $12,258,086) 100.0%				15,621,022

OTHER NET ASSETS -0.0% (2)				(5,538)

NET ASSETS 100.0%				$15,615,484

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — SMALL CAP EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2021

	Shares	Value
INDEXED ASSETS:
COMMON STOCKS:
COMMUNICATION SERVICES (1.7%)
AMC Networks, Inc. Cl A*	201	$6,922
ATN International, Inc.	76	3,036
Cars.com, Inc.*	448	7,208
Cinemark Hldgs., Inc.*	734	11,832
Cogent Communications Hldgs., Inc.	292	21,369
Consolidated Communications Hldgs., Inc.*	497	3,718
EW Scripps Co. Cl A*	394	7,624
Gannett Co., Inc.*	981	5,229
Loyalty Ventures, Inc.*	137	4,120
Marcus Corp.*	151	2,697
QuinStreet, Inc.*	344	6,257
Scholastic Corp.	210	8,392
Shenandoah Telecommunications Co.	344	8,772
TechTarget, Inc.*	179	17,123
Telephone & Data Systems, Inc.	681	13,722
Thryv Hldgs., Inc.*	118	4,853

		132,874

CONSUMER DISCRETIONARY (11.8%)
Aaron’s Co., Inc.	217	5,349
Abercrombie & Fitch Co. Cl A*	407	14,176
Adtalem Global Education, Inc.*	343	10,139
American Axle & Manufacturing Hldgs., Inc.*	786	7,333
American Public Education, Inc.*	129	2,870
America’s Car-Mart, Inc.*	42	4,301
Asbury Automotive Group, Inc.*	159	27,464
Barnes & Noble Education, Inc.*	249	1,696
Bed Bath & Beyond, Inc.*	697	10,162
Big Lots, Inc.	224	10,091
BJ’s Restaurants, Inc.*	161	5,563
Bloomin’ Brands, Inc.*	560	11,749
Boot Barn Hldgs., Inc.*	204	25,102
Brinker International, Inc.*	313	11,453
Buckle, Inc.	202	8,547
Caleres, Inc.	264	5,988
Cato Corp. Cl A	135	2,317
Cavco Industries, Inc.*	59	18,741
Century Communities, Inc.	205	16,767
Cheesecake Factory, Inc.*	334	13,076
Chico’s FAS, Inc.*	844	4,541
Children’s Place, Inc.*	97	7,691
Chuy’s Hldgs., Inc.*	137	4,126
Conn’s, Inc.*	133	3,128
Cooper-Standard Hldgs., Inc.*	118	2,644
Dave & Buster’s Entertainment, Inc.*	266	10,214
Designer Brands, Inc. Cl A*	423	6,011
Dine Brands Global, Inc.	119	9,021
Dorman Products, Inc.*	196	22,150
El Pollo Loco Hldgs., Inc.*	134	1,901
Ethan Allen Interiors, Inc.	151	3,970

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
CONSUMER DISCRETIONARY (CONTINUED)
Fiesta Restaurant Group, Inc.*	118	$1,299
Fossil Group, Inc.*	327	3,365
Genesco, Inc.*	98	6,289
Gentherm, Inc.*	229	19,900
G-III Apparel Group Ltd.*	301	8,320
Group 1 Automotive, Inc.	125	24,402
Guess?, Inc.	269	6,370
Haverty Furniture Cos., Inc.	103	3,149
Hibbett, Inc.	104	7,481
Installed Building Products, Inc.	162	22,635
iRobot Corp.*	186	12,254
Kontoor Brands, Inc.	328	16,810
La-Z-Boy, Inc.	306	11,111
LCI Industries	174	27,121
LGI Homes, Inc.*	147	22,709
Liquidity Svcs., Inc.*	183	4,041
Lumber Liquidators Hldgs., Inc.*	201	3,431
M/I Homes, Inc.*	201	12,498
MarineMax, Inc.*	150	8,856
MDC Hldgs., Inc.	390	21,774
Meritage Homes Corp.*	257	31,369
Monarch Casino & Resort, Inc.*	91	6,729
Monro, Inc.	231	13,460
Motorcar Parts of America, Inc.*	132	2,253
Movado Group, Inc.	114	4,769
ODP Corp.*	316	12,412
Oxford Industries, Inc.	110	11,167
Patrick Industries, Inc.	155	12,507
Perdoceo Education Corp.*	483	5,680
PetMed Express, Inc.	144	3,637
Red Robin Gourmet Burgers, Inc.*	109	1,802
Rent-A-Center, Inc.	417	20,033
Ruth’s Hospitality Group, Inc.*	219	4,358
Sally Beauty Hldgs., Inc.*	779	14,380
Shake Shack, Inc. Cl A*	270	19,483
Shoe Carnival, Inc.	121	4,729
Shutterstock, Inc.	161	17,852
Signet Jewelers Ltd.	366	31,853
Sleep Number Corp.*	156	11,950
Sonic Automotive, Inc. Cl A	143	7,071
Standard Motor Products, Inc.	132	6,915
Steven Madden Ltd.	527	24,490
Strategic Education, Inc.	156	9,023
Sturm Ruger & Co., Inc.	122	8,298
Tupperware Brands Corp.*	337	5,153
Unifi, Inc.*	96	2,222
Universal Electronics, Inc.*	90	3,667
Vera Bradley, Inc.*	176	1,498
Vista Outdoor, Inc.*	395	18,198
Winnebago Industries, Inc.	231	17,307
Wolverine World Wide, Inc.	568	16,364
WW International, Inc.*	367	5,920
Zumiez, Inc.*	147	7,055

		895,700

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — SMALL CAP EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
CONSUMER STAPLES (4.4%)
Andersons, Inc.	213	$8,245
B&G Foods, Inc.	447	13,736
Calavo Growers, Inc.	122	5,173
Cal-Maine Foods, Inc.	258	9,543
Celsius Hldgs., Inc.*	263	19,612
Central Garden & Pet Co.*	68	3,579
Central Garden & Pet Co. Cl A*	277	13,254
Chefs’ Warehouse, Inc.*	225	7,493
Coca-Cola Consolidated, Inc.	32	19,814
Edgewell Personal Care Co.	375	17,141
elf Beauty, Inc.*	330	10,959
Fresh Del Monte Produce, Inc.	229	6,320
Inter Parfums, Inc.	123	13,149
J&J Snack Foods Corp.	103	16,270
John B Sanfilippo & Son, Inc.	61	5,500
Medifast, Inc.	81	16,964
MGP Ingredients, Inc.	87	7,394
National Beverage Corp.	161	7,298
PriceSmart, Inc.	166	12,146
Seneca Foods Corp. Cl A*	44	2,110
Simply Good Foods Co.*	581	24,152
SpartanNash Co.	248	6,389
Tootsie Roll Industries, Inc.	120	4,348
TreeHouse Foods, Inc.*	385	15,604
United Natural Foods, Inc.*	388	19,043
Universal Corp.	170	9,336
USANA Health Sciences, Inc.*	80	8,096
Vector Group Ltd.	902	10,355
WD-40 Co.	95	23,241

		336,264

ENERGY (4.7%)
Archrock, Inc.	924	6,912
Bristow Group, Inc.*	160	5,067
Callon Petroleum Co.*	327	15,451
Civitas Resources, Inc.	497	24,338
CONSOL Energy, Inc.*	219	4,974
Core Laboratories N.V.	319	7,117
DMC Global, Inc.*	130	5,149
Dorian LPG Ltd.	191	2,424
Dril-Quip, Inc.*	244	4,802
Green Plains, Inc.*	369	12,826
Helix Energy Solutions Group, Inc.*	978	3,051
Helmerich & Payne, Inc.	744	17,633
Laredo Petroleum, Inc.*	99	5,953
Matador Resources Co.	760	28,059
Nabors Industries Ltd.*	54	4,379
Oceaneering International, Inc.*	688	7,781
Oil States International, Inc.*	423	2,102
Par Pacific Hldgs., Inc.*	315	5,194
Patterson-UTI Energy, Inc.	1,483	12,531
PBF Energy, Inc. Cl A*	655	8,495
PDC Energy, Inc.	671	32,731
ProPetro Hldg. Corp.*	584	4,730
Range Resources Corp.*	1,722	30,703

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
ENERGY (CONTINUED)
Ranger Oil Corp. Cl A*	145	$3,903
Renewable Energy Group, Inc.*	347	14,727
REX American Resources Corp.*	37	3,552
RPC, Inc.*	491	2,229
SM Energy Co.	837	24,675
Southwestern Energy Co.*	6,997	32,606
Talos Energy, Inc.*	282	2,764
US Silica Hldgs., Inc.*	514	4,832
World Fuel Svcs. Corp.	435	11,515

		353,205

FINANCIALS (20.3%)
Allegiance Bancshares, Inc.	130	5,487
Ambac Financial Group, Inc.*	319	5,120
American Equity Investment Life Hldg. Co.	568	22,107
Ameris Bancorp	456	22,654
AMERISAFE, Inc.	133	7,159
Apollo Commercial Real Estate Finance, Inc.	907	11,936
ARMOUR Residential REIT, Inc.	618	6,063
Assured Guaranty Ltd.	481	24,146
Axos Financial, Inc.*	369	20,631
B Riley Financial, Inc.	111	9,863
Banc of California, Inc.	373	7,318
BancFirst Corp.	130	9,173
Bancorp, Inc./The*	393	9,947
BankUnited, Inc.	614	25,978
Banner Corp.	236	14,318
Berkshire Hills Bancorp, Inc.	335	9,524
Blucora, Inc.*	336	5,820
Brightsphere Investment Group, Inc.	246	6,298
Brookline Bancorp, Inc.	535	8,662
Capitol Federal Financial, Inc.	890	10,084
Central Pacific Financial Corp.	193	5,437
City Hldg. Co.	104	8,506
Columbia Banking System, Inc.	536	17,538
Community Bank System, Inc.	372	27,707
Customers Bancorp, Inc.*	206	13,466
CVB Financial Corp.	878	18,798
Dime Community Bancshares, Inc.	229	8,052
Donnelley Financial Solutions, Inc.*	201	9,475
Eagle Bancorp, Inc.	220	12,835
eHealth, Inc.*	164	4,182
Ellington Financial, Inc.	376	6,426
Employers Hldgs., Inc.	193	7,986
Encore Capital Group, Inc.*	171	10,621
Enova International, Inc.*	251	10,281
EZCORP, Inc. Cl A*	366	2,697
FB Financial Corp.	247	10,824
First BanCorp.	1,418	19,540

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — SMALL CAP EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
First Bancorp/Southern Pines NC	238	$10,881
First Commonwealth Financial Corp.	654	10,523
First Financial Bancorp	646	15,749
First Hawaiian, Inc.	888	24,269
First Midwest Bancorp, Inc.	787	16,118
Flagstar Bancorp, Inc.	364	17,450
Franklin BSP Realty Trust, Inc.	303	4,527
Genworth Financial, Inc. Cl A*	3,498	14,167
Granite Point Mortgage Trust, Inc.	371	4,344
Great Western Bancorp, Inc.	380	12,905
Green Dot Corp. Cl A*	377	13,662
Greenhill & Co., Inc.	96	1,721
Hanmi Financial Corp.	210	4,973
HCI Group, Inc.	55	4,595
Heritage Financial Corp.	242	5,914
Hilltop Hldgs., Inc.	419	14,724
HomeStreet, Inc.	141	7,332
Hope Bancorp, Inc.	829	12,195
Horace Mann Educators Corp.	286	11,068
Independent Bank Corp.	328	26,742
Independent Bank Group, Inc.	255	18,398
Invesco Mortgage Capital, Inc.	2,149	5,974
Investors Bancorp, Inc.	1,554	23,543
iShares Core S&P Small-Cap ETF	1,352	154,818
James River Group Hldgs. Ltd.	257	7,404
KKR Real Estate Finance Trust, Inc.	306	6,374
Lakeland Financial Corp.	174	13,944
LendingTree, Inc.*	80	9,808
Meta Financial Group, Inc.	218	13,006
Mr Cooper Group, Inc.*	518	21,554
National Bank Hldgs. Corp. Cl A	209	9,183
NBT Bancorp, Inc.	299	11,517
New York Mortgage Trust, Inc.	2,615	9,728
NMI Hldgs., Inc. Cl A*	591	12,913
Northfield Bancorp, Inc.	301	4,864
Northwest Bancshares, Inc.	872	12,348
OFG Bancorp	344	9,137
Old National Bancorp.	1,143	20,711
Pacific Premier Bancorp, Inc.	650	26,020
Palomar Hldgs., Inc.*	166	10,752
Park National Corp.	100	13,731
PennyMac Mortgage Investment Trust	669	11,594
Piper Sandler Cos.	97	17,315
PRA Group, Inc.*	301	15,113
Preferred Bank	95	6,820
ProAssurance Corp.	372	9,412
Provident Financial Svcs., Inc.	532	12,885
Ready Capital Corp.	406	6,346
Redwood Trust, Inc.	791	10,433

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
Renasant Corp.	384	$14,573
S&T Bancorp, Inc.	271	8,542
Safety Insurance Group, Inc.	99	8,418
Seacoast Banking Corp. of Florida	402	14,227
Selectquote, Inc.*	859	7,783
ServisFirst Bancshares, Inc.	336	28,540
Simmons First National Corp. Cl A	792	23,427
SiriusPoint Ltd.*	603	4,902
Southside Bancshares, Inc.	222	9,284
Stewart Information Svcs. Corp.	185	14,750
StoneX Group, Inc.*	117	7,166
Tompkins Financial Corp.	82	6,854
Triumph Bancorp, Inc.*	163	19,410
Trupanion, Inc.*	237	31,291
TrustCo Bank Corp.	132	4,397
Trustmark Corp.	431	13,990
Two Harbors Investment Corp.	2,371	13,681
United Community Banks, Inc.	723	25,985
United Fire Group, Inc.	149	3,455
Universal Insurance Hldgs., Inc.	193	3,281
Veritex Hldgs., Inc.	340	13,525
Virtus Investment Partners, Inc.	49	14,558
Walker & Dunlop, Inc.	203	30,629
Westamerica BanCorp	185	10,680
WisdomTree Investments, Inc.	750	4,590
World Acceptance Corp.*	29	7,117
WSFS Financial Corp.	328	16,439

		1,537,657

HEALTH CARE (12.1%)
Addus HomeCare Corp.*	110	10,286
Allscripts Healthcare Solutions, Inc.*	845	15,590
AMN Healthcare Svcs., Inc.*	326	39,880
Amphastar Pharmaceuticals, Inc.*	254	5,916
AngioDynamics, Inc.*	266	7,336
ANI Pharmaceuticals, Inc.*	75	3,456
Anika Therapeutics, Inc.*	100	3,583
Apollo Medical Hldgs., Inc.*	260	19,105
Avanos Medical, Inc.*	332	11,510
Avid Bioservices, Inc.*	423	12,343
BioLife Solutions, Inc.*	202	7,529
Cara Therapeutics, Inc.*	291	3,544
Cardiovascular Systems, Inc.*	280	5,258
Coherus Biosciences, Inc.*	439	7,006
Collegium Pharmaceutical, Inc.*	238	4,446
Community Health Systems, Inc.*	856	11,393
Computer Programs & Systems, Inc.*	101	2,959
CONMED Corp.	202	28,636
Contra Progenics Pharmaceuticals, Inc. — contingent value rights*	384	0	††

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — SMALL CAP EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Corcept Therapeutics, Inc.*	644	$12,751
CorVel Corp.*	65	13,520
Covetrus, Inc.*	712	14,219
Cross Country Healthcare, Inc.*	244	6,773
CryoLife, Inc.*	271	5,515
Cutera, Inc.*	113	4,669
Cytokinetics, Inc.*	578	26,345
Eagle Pharmaceuticals, Inc.*	78	3,972
Emergent BioSolutions, Inc.*	330	14,345
Enanta Pharmaceuticals, Inc.*	125	9,348
Endo International PLC*	1,611	6,057
Ensign Group, Inc.	362	30,394
Fulgent Genetics, Inc.*	134	13,479
Glaukos Corp.*	323	14,354
Hanger, Inc.*	254	4,605
Harmony Biosciences Hldgs., Inc.*	157	6,695
HealthStream, Inc.*	174	4,587
Heska Corp.*	74	13,504
Innoviva, Inc.*	431	7,435
Inogen, Inc.*	141	4,794
Integer Hldgs. Corp.*	228	19,515
Joint Corp.*	100	6,569
Lantheus Hldgs., Inc.*	467	13,492
LeMaitre Vascular, Inc.	132	6,630
Ligand Pharmaceuticals, Inc.*	116	17,917
Magellan Health, Inc.*	160	15,198
MEDNAX, Inc.*	596	16,217
Meridian Bioscience, Inc.*	299	6,100
Merit Medical Systems, Inc.*	350	21,805
Mesa Laboratories, Inc.	36	11,811
ModivCare, Inc.*	85	12,605
Myriad Genetics, Inc.*	550	15,180
Natus Medical, Inc.*	235	5,577
Nektar Therapeutics Cl A*	1,272	17,185
NeoGenomics, Inc.*	849	28,968
NextGen Healthcare, Inc.*	396	7,045
Omnicell, Inc.*	303	54,673
OptimizeRx Corp.*	122	7,577
OraSure Technologies, Inc.*	497	4,319
Organogenesis Hldgs., Inc. Cl A*	435	4,019
Orthofix Medical, Inc.*	137	4,259
Owens & Minor, Inc.	520	22,620
Pacira BioSciences, Inc.*	307	18,472
Pennant Group, Inc.*	186	4,293
Phibro Animal Health Corp. Cl A	140	2,859
Prestige Consumer Healthcare, Inc.*	345	20,924
RadNet, Inc.*	306	9,214
REGENXBIO, Inc.*	259	8,469
Select Medical Hldgs. Corp.	731	21,491
Simulations Plus, Inc.	109	5,156
Spectrum Pharmaceuticals, Inc.*	1,130	1,435

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Supernus Pharmaceuticals, Inc.*	367	$10,702
Surmodics, Inc.*	96	4,622
Tabula Rasa HealthCare, Inc.*	163	2,445
Tactile Systems Technology, Inc.*	137	2,607
Tivity Health, Inc.*	305	8,064
uniQure NV*	248	5,144
US Physical Therapy, Inc.	90	8,600
Vanda Pharmaceuticals, Inc.*	384	6,025
Varex Imaging Corp.*	272	8,582
Vericel Corp.*	323	12,694
Xencor, Inc.*	403	16,168
Zynex, Inc.*	137	1,366

		915,750

INDUSTRIALS (16.7%)
AAON, Inc.	286	22,717
AAR Corp.*	230	8,977
ABM Industries, Inc.	464	18,954
Aerojet Rocketdyne Hldgs., Inc.	516	24,128
AeroVironment, Inc.*	159	9,863
Alamo Group, Inc.	69	10,155
Albany International Corp. Cl A	223	19,724
Allegiant Travel Co. Cl A*	105	19,639
American Woodmark Corp.*	114	7,433
Apogee Enterprises, Inc.	175	8,426
Applied Industrial Technologies, Inc.	265	27,216
ArcBest Corp.	176	21,094
Arcosa, Inc.	333	17,549
Astec Industries, Inc.	157	10,875
Atlas Air Worldwide Hldgs., Inc.*	186	17,506
AZZ, Inc.	171	9,455
Barnes Group, Inc.	321	14,955
Boise Cascade Co.	271	19,295
Brady Corp. Cl A	335	18,057
Chart Industries, Inc.*	246	39,235
CIRCOR International, Inc.*	140	3,805
Comfort Systems USA, Inc.	248	24,537
CoreCivic, Inc.*	829	8,265
Deluxe Corp.	294	9,440
DXP Enterprises, Inc.*	118	3,029
Encore Wire Corp.	140	20,034
Enerpac Tool Group Corp. Cl A	416	8,436
EnPro Industries, Inc.	142	15,630
ESCO Technologies, Inc.	180	16,198
Exponent, Inc.	359	41,906
Federal Signal Corp.	421	18,246
Forrester Research, Inc.*	77	4,522
Forward Air Corp.	186	22,523
Franklin Electric Co., Inc.	269	25,437
Gibraltar Industries, Inc.*	225	15,003
GMS, Inc.*	297	17,853
Granite Construction, Inc.	316	12,229
Greenbrier Cos., Inc.	224	10,279

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — SMALL CAP EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INDUSTRIALS (CONTINUED)
Griffon Corp.	328	$9,341
Harsco Corp.*	546	9,124
Hawaiian Hldgs., Inc.*	353	6,485
Healthcare Svcs. Group, Inc.	514	9,144
Heartland Express, Inc.	321	5,399
Heidrick & Struggles International, Inc.	135	5,904
Hillenbrand, Inc.	503	26,151
HNI Corp.	300	12,615
Hub Group, Inc. Cl A*	234	19,712
Insteel Industries, Inc.	134	5,335
Interface, Inc. Cl A	407	6,492
John Bean Technologies Corp.	219	33,630
Kaman Corp.	192	8,285
KAR Auction Svcs., Inc.*	835	13,043
Kelly Svcs., Inc. Cl A	248	4,159
Korn Ferry	376	28,474
Lindsay Corp.	76	11,552
ManTech International Corp. Cl A	190	13,857
Marten Transport Ltd.	412	7,070
Matson, Inc.	290	26,109
Matthews International Corp. Cl A	218	7,994
Meritor, Inc.*	484	11,994
Moog, Inc. Cl A	202	16,356
Mueller Industries, Inc.	395	23,447
MYR Group, Inc.*	117	12,934
National Presto Industries, Inc.	35	2,871
NOW, Inc.*	762	6,507
NV5 Global, Inc.*	82	11,326
Park Aerospace Corp.	134	1,769
PGT Innovations, Inc.*	411	9,243
Pitney Bowes, Inc.	1,141	7,565
Powell Industries, Inc.	63	1,858
Proto Labs, Inc.*	190	9,757
Quanex Building Products Corp.	231	5,724
Resideo Technologies, Inc.*	995	25,900
Resources Connection, Inc.	215	3,836
SkyWest, Inc.*	347	13,637
SPX Corp.*	313	18,680
SPX FLOW, Inc.	289	24,993
Standex International Corp.	85	9,406
Tennant Co.	128	10,373
Titan International, Inc.*	353	3,869
Triumph Group, Inc.*	445	8,246
TrueBlue, Inc.*	245	6,779
UFP Industries, Inc.	427	39,288
UniFirst Corp.	105	22,092
US Ecology, Inc.*	217	6,931
Veritiv Corp.*	96	11,767
Viad Corp.*	142	6,076
Wabash National Corp.	341	6,656
Watts Water Technologies, Inc. Cl A	190	36,892

		1,269,272

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (13.5%)
3D Systems Corp.*	881	$18,977
8x8, Inc.*	786	13,173
ADTRAN, Inc.	336	7,671
Advanced Energy Industries, Inc.	260	23,676
Agilysys, Inc.*	135	6,002
Alarm.com Hldgs., Inc.*	317	26,885
Arlo Technologies, Inc.*	581	6,095
Axcelis Technologies, Inc.*	230	17,149
Badger Meter, Inc.	202	21,525
Benchmark Electronics, Inc.	243	6,585
BM Technologies, Inc.*	25	230
Bottomline Technologies DE, Inc.*	267	15,077
CalAmp Corp.*	247	1,744
CEVA, Inc.*	158	6,832
Cohu, Inc.*	336	12,798
Comtech Telecommunications Corp.	182	4,312
Consensus Cloud Solutions, Inc.*	111	6,424
CSG Systems International, Inc.	225	12,964
CTS Corp.	222	8,152
Diebold Nixdorf, Inc.*	502	4,543
Digi International, Inc.*	235	5,774
Diodes, Inc.*	310	34,041
Ebix, Inc.	164	4,986
ePlus, Inc.*	186	10,022
EVERTEC, Inc.	412	20,592
ExlService Hldgs., Inc.*	230	33,297
Extreme Networks, Inc.*	895	14,051
Fabrinet*	255	30,210
FARO Technologies, Inc.*	125	8,752
FormFactor, Inc.*	539	24,643
Harmonic, Inc.*	707	8,314
Ichor Hldgs. Ltd.*	196	9,022
Insight Enterprises, Inc.*	240	25,584
InterDigital, Inc.	211	15,114
Itron, Inc.*	312	21,378
Knowles Corp.*	637	14,874
Kulicke & Soffa Industries, Inc.	427	25,851
LivePerson, Inc.*	454	16,217
MaxLinear, Inc. Cl A*	487	36,715
Methode Electronics, Inc.	263	12,932
NETGEAR, Inc.*	202	5,900
NetScout Systems, Inc.*	509	16,838
OneSpan, Inc.*	237	4,012
Onto Innovation, Inc.*	340	34,418
OSI Systems, Inc.*	116	10,811
PC Connection, Inc.	76	3,278
PDF Solutions, Inc.*	206	6,549
Perficient, Inc.*	227	29,349
Photronics, Inc.*	422	7,955
Plantronics, Inc.*	295	8,655
Plexus Corp.*	195	18,698

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — SMALL CAP EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (CONTINUED)
Progress Software Corp.	302	$14,577
Rambus, Inc.*	754	22,160
Rogers Corp.*	130	35,490
Sanmina Corp.*	444	18,408
ScanSource, Inc.*	176	6,174
SMART Global Hldgs., Inc.*	160	11,358
SPS Commerce, Inc.*	248	35,303
TTEC Hldgs., Inc.	126	11,409
TTM Technologies, Inc.*	719	10,713
Ultra Clean Hldgs., Inc.*	310	17,782
Unisys Corp.*	463	9,524
Veeco Instruments, Inc.*	348	9,908
Viavi Solutions, Inc.*	1,638	28,862
Vonage Hldgs. Corp.*	1,740	36,175
Xperi Hldg. Corp.	721	13,634

		1,021,123

MATERIALS (4.9%)
AdvanSix, Inc.	194	9,166
Allegheny Technologies, Inc.*	877	13,971
American Vanguard Corp.	186	3,049
Arconic Corp.*	734	24,229
Balchem Corp.	223	37,598
Carpenter Technology Corp.	332	9,691
Century Aluminum Co.*	348	5,763
Clearwater Paper Corp.*	116	4,254
Ferro Corp.*	570	12,443
FutureFuel Corp.	178	1,360
GCP Applied Technologies, Inc.*	370	11,714
Glatfelter Corp.	307	5,280
Hawkins, Inc.	130	5,129
Haynes International, Inc.	88	3,549
HB Fuller Co.	362	29,322
Innospec, Inc.	170	15,358
Kaiser Aluminum Corp.	110	10,333
Koppers Hldgs., Inc.*	147	4,601
Kraton Corp.*	222	10,283
Livent Corp.*	1,114	27,159
Materion Corp.	141	12,964
Mercer International, Inc.*	278	3,333
Myers Industries, Inc.	250	5,003
Neenah, Inc.	116	5,368
O-I Glass, Inc.*	1,081	13,004
Olympic Steel, Inc.	64	1,504
Quaker Chemical Corp.	93	21,463
Rayonier Advanced Materials, Inc.*	439	2,507
Schweitzer-Mauduit International, Inc.	217	6,488
Stepan Co.	147	18,271
SunCoke Energy, Inc.	573	3,776
Sylvamo Corp.*	243	6,777
TimkenSteel Corp.*	283	4,670
Tredegar Corp.	177	2,092

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
MATERIALS (CONTINUED)
Trinseo PLC	268	$14,059
Warrior Met Coal, Inc.	354	9,101

		374,632

REAL ESTATE (7.9%)
Acadia Realty Trust	610	13,316
Agree Realty Corp.	481	34,324
Alexander & Baldwin, Inc.	500	12,545
American Assets Trust, Inc.	363	13,623
Armada Hoffler Properties, Inc.	424	6,453
Brandywine Realty Trust	1,180	15,836
CareTrust REIT, Inc.	669	15,273
Centerspace	99	10,979
Chatham Lodging Trust*	336	4,610
Community Healthcare Trust, Inc.	162	7,658
DiamondRock Hospitality Co.*	1,452	13,954
Diversified Healthcare Trust	1,648	5,092
Douglas Elliman, Inc.*	451	5,186
Easterly Government Properties, Inc. Cl A	594	13,614
Essential Properties Realty Trust, Inc.	838	24,160
Four Corners Property Trust, Inc.	533	15,675
Franklin Street Properties Corp.	655	3,897
GEO Group, Inc.	845	6,549
Getty Realty Corp.	272	8,728
Global Net Lease, Inc.	714	10,910
Hersha Hospitality Trust Cl A*	228	2,091
Independence Realty Trust, Inc.	721	18,623
Industrial Logistics Properties Trust	451	11,298
Innovative Industrial Properties, Inc. Cl A	165	43,380
iStar, Inc.	479	12,373
LTC Properties, Inc.	271	9,252
LXP Industrial Trust	1,950	30,459
Marcus & Millichap, Inc.*	172	8,851
NexPoint Residential Trust, Inc.	157	13,161
Office Properties Income Trust	334	8,297
Orion Office REIT, Inc.*	373	6,964
RE/MAX Hldgs., Inc. Cl A	130	3,964
Realogy Hldgs. Corp.*	804	13,515
Retail Opportunity Investments Corp.	837	16,405
RPT Realty	581	7,774
Safehold, Inc.	98	7,825
Saul Centers, Inc.	90	4,772
Service Properties Trust	1,138	10,003
SITE Centers Corp.	1,238	19,598
St Joe Co.	227	11,815
Summit Hotel Properties, Inc.*	734	7,164
Tanger Factory Outlet Centers, Inc.	717	13,824
Uniti Group, Inc.	1,627	22,794

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — SMALL CAP EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
REAL ESTATE (CONTINUED)
Universal Health Realty Income Trust	89	$5,293
Urstadt Biddle Properties, Inc. Cl A	207	4,409
Veris Residential, Inc.*	552	10,146
Washington Real Estate Investment Trust	583	15,071
Whitestone REIT Cl B	318	3,221
Xenia Hotels & Resorts, Inc.*	787	14,253

		598,977

UTILITIES (1.9%)
American States Water Co.	255	26,377
Avista Corp.	488	20,735
California Water Service Group	363	26,085
Chesapeake Utilities Corp.	121	17,643
Middlesex Water Co.	121	14,556
Northwest Natural Hldg. Co.	212	10,342

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
UTILITIES (CONTINUED)
South Jersey Industries, Inc.	775	$20,243
Unitil Corp.	111	5,105

		141,086

TOTAL INDEXED ASSETS-COMMON STOCKS
(Cost: $6,595,094) 99.9%		7,576,540

WARRANTS
ENERGY (0.0%) (2)
Nabors Industries Ltd. — expiring 06/11/2026*	20	75

TOTAL WARRANTS
(Cost: $210) 0.0% (2)		75

TOTAL INVESTMENTS
(Cost: $6,595,304) 99.9%		7,576,615

OTHER NET ASSETS 0.1%		10,484

NET ASSETS 100.0%		$7,587,099

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2021

	Shares	Value
COMMON STOCKS:
COMMUNICATION SERVICES (2.1%)
Discovery, Inc. Cl A*	885	$20,833
Discovery, Inc. Cl C*	616	14,106
Take-Two Interactive Software, Inc.*	269	47,807

		82,746

CONSUMER DISCRETIONARY (8.1%)
Capri Hldgs. Ltd.*	735	47,709
Foot Locker, Inc.	356	15,532
Hanesbrands, Inc.	2,011	33,624
Marriott Vacations Worldwide Corp.	438	74,013
Ollie’s Bargain Outlet Hldgs., Inc.*	401	20,527
Ralph Lauren Corp. Cl A	151	17,948
Steven Madden Ltd.	1,272	59,110
Taylor Morrison Home Corp. Cl A*	851	29,751
Williams-Sonoma, Inc.	111	18,774

		316,988

CONSUMER STAPLES (2.2%)
Constellation Brands, Inc. Cl A	132	33,128
TreeHouse Foods, Inc.*	1,332	53,986

		87,114

ENERGY (5.6%)
Baker Hughes Co. Cl A	2,945	70,857
Cheniere Energy, Inc.	311	31,541
Devon Energy Corp.	1,343	59,159
Hess Corp.	232	17,175
MPLX LP	639	18,908
Williams Cos., Inc.	799	20,806

		218,446

FINANCIALS (14.9%)
American Financial Group, Inc.	551	75,663
Ameriprise Financial, Inc.	311	93,816
Discover Financial Svcs.	386	44,606
Everest Re Group Ltd.	131	35,884
Fifth Third Bancorp	1,036	45,118
Hartford Financial Svcs. Group, Inc.	429	29,618
KeyCorp.	1,950	45,104
Reinsurance Group of America, Inc.	230	25,183
Signature Bank	153	49,491
Starwood Property Trust, Inc.	1,061	25,782
SVB Financial Group*	74	50,190
Synchrony Financial	560	25,978
Voya Financial, Inc.	320	21,219
Zions Bancorporation	311	19,643

		587,295

HEALTH CARE (9.0%)
Agilent Technologies, Inc.	410	65,456
Centene Corp.*	438	36,091
Cerner Corp.	623	57,858

	Shares	Value
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Envista Hldgs. Corp.*	615	$27,712
Horizon Therapeutics PLC*	257	27,694
Humana, Inc.	79	36,645
Syneos Health, Inc. Cl A*	407	41,791
Zimmer Biomet Hldgs., Inc.	466	59,201

		352,448

INDUSTRIALS (19.5%)
Alaska Air Group, Inc.*	676	35,219
Builders FirstSource, Inc.*	1,093	93,681
Carlisle Cos., Inc.	227	56,323
Crane Co.	590	60,021
Dover Corp.	201	36,502
Jacobs Engineering Group, Inc.	443	61,679
KBR, Inc.	835	39,763
L-3 Harris Technologies, Inc.	254	54,163
Mueller Industries, Inc.	1,140	67,670
Old Dominion Freight Line, Inc.	198	70,959
Oshkosh Corp.	333	37,532
Stanley Black & Decker, Inc.	229	43,194
Trane Technologies PLC	232	46,871
Univar Solutions, Inc.*	2,262	64,128

		767,705

INFORMATION TECHNOLOGY (9.6%)
Ciena Corp.*	565	43,488
DXC Technology Co.*	2,718	87,492
Euronet Worldwide, Inc.*	661	78,771
MKS Instruments, Inc.	165	28,738
PTC, Inc.*	217	26,290
Qorvo, Inc.*	246	38,472
Teledyne Technologies, Inc.*	110	48,058
ViaSat, Inc.*	544	24,230

		375,539

MATERIALS (8.9%)
Ashland Global Hldgs., Inc.	829	89,250
Crown Hldgs., Inc.	1,035	114,492
FMC Corp.	304	33,406
Freeport-McMoRan, Inc.	485	20,239
Newmont Corp.	449	27,847
Packaging Corp. of America	271	36,897
Steel Dynamics, Inc.	474	29,421

		351,552

REAL ESTATE (8.7%)
Alexander’s, Inc.	28	7,288
American Campus Communities, Inc.	443	25,379
Apartment Income REIT Corp.	571	31,217
AvalonBay Communities, Inc.	162	40,920
Brandywine Realty Trust	1,720	23,082
Duke Realty Corp.	1,204	79,030
Gaming & Leisure Properties, Inc.	607	29,537
Kilroy Realty Corp.	258	17,147
Welltower, Inc.	413	35,423

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Shares	Value
COMMON STOCKS (CONTINUED):
REAL ESTATE (CONTINUED)
Weyerhaeuser Co.	1,310	$53,946

		342,969

UTILITIES (7.7%)
AES Corp.	1,292	31,396
Ameren Corp.	567	50,469
Atmos Energy Corp.	214	22,421
Entergy Corp.	327	36,836

	Shares	Value
COMMON STOCKS (CONTINUED):
UTILITIES (CONTINUED)
Evergy, Inc.	1,151	$78,970
PPL Corp.	889	26,723
Public Svc. Enterprise Group, Inc.	860	57,388

		304,203

TOTAL COMMON STOCKS
(Cost: $3,348,762) 96.3%		3,787,005

	Rate(%)	Maturity	Face Amount	Value
TEMPORARY CASH INVESTMENT (3.5%)
JP Morgan Chase, New York Time Deposit	0.01	01/03/22	$138,749	$138,749

TOTAL TEMPORARY CASH INVESTMENT (Cost: $138,749) 3.5%				138,749

TOTAL INVESTMENTS (Cost: $3,487,511) 99.8%				3,925,754

OTHER NET ASSETS 0.2%				6,645

NET ASSETS 100.0%				$3,932,399

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — MID-CAP EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2021

	Shares	Value
INDEXED ASSETS:
COMMON STOCKS:
COMMUNICATION SERVICES (1.6%)
Cable One, Inc.	116	$204,560
Iridium Communications, Inc.*	3,098	127,917
John Wiley & Sons, Inc. Cl A	1,020	58,415
New York Times Co. Cl A	3,916	189,143
TEGNA, Inc.	5,186	96,252
TripAdvisor, Inc.*	2,322	63,298
World Wrestling Entertainment, Inc. Cl A	1,048	51,708
Yelp, Inc. Cl A*	1,608	58,274
Ziff Davis, Inc.*	1,130	125,272

		974,839

CONSUMER DISCRETIONARY (15.0%)
Adient PLC*	2,208	105,719
American Eagle Outfitters, Inc.	3,596	91,051
AutoNation, Inc.*	936	109,372
Boyd Gaming Corp.*	1,922	126,025
Brunswick Corp.	1,806	181,918
Callaway Golf Co.*	2,747	75,378
Capri Hldgs. Ltd.*	3,526	228,873
Carter’s, Inc.	990	100,208
Choice Hotels International, Inc.	769	119,956
Churchill Downs, Inc.	806	194,165
Columbia Sportswear Co.	810	78,926
Cracker Barrel Old Country Store, Inc.	551	70,881
Crocs, Inc.*	1,379	176,815
Dana, Inc.	3,380	77,132
Deckers Outdoor Corp.*	643	235,537
Dick’s Sporting Goods, Inc.	1,520	174,785
Five Below, Inc.*	1,313	271,647
Foot Locker, Inc.	2,117	92,365
Fox Factory Hldg. Corp.*	986	167,719
GameStop Corp. Cl A*	1,452	215,462
Gentex Corp.	5,543	193,174
Goodyear Tire & Rubber Co.*	6,585	140,392
Graham Hldgs. Co. Cl B	94	59,204
Grand Canyon Education, Inc.*	939	80,482
H&R Block, Inc.	4,116	96,973
Hanesbrands, Inc.	8,184	136,836
Harley-Davidson, Inc.	3,606	135,910
Helen of Troy Ltd.*	565	138,126
Jack in the Box, Inc.	508	44,440
KB Home	2,009	89,863
Kohl’s Corp.	3,528	174,248
Lear Corp.	1,397	255,581
Leggett & Platt, Inc.	3,126	128,666
Lithia Motors, Inc. Cl A	709	210,538
Macy’s, Inc.	7,259	190,041
Marriott Vacations Worldwide Corp.	998	168,642
Mattel, Inc.*	8,211	177,029

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
CONSUMER DISCRETIONARY (CONTINUED)
Murphy USA, Inc.	552	$109,980
Nordstrom, Inc.*	2,607	58,970
Ollie’s Bargain Outlet Hldgs., Inc.*	1,418	72,587
Papa John’s International, Inc.	758	101,170
Polaris, Inc.	1,336	146,840
RH*	407	218,128
Scientific Games Corp.*	2,261	151,103
Service Corp. International	3,865	274,376
Six Flags Entertainment Corp.*	1,813	77,197
Skechers U.S.A., Inc. Cl A*	3,162	137,231
Taylor Morrison Home Corp. Cl A*	2,880	100,685
Tempur Sealy International, Inc.	4,512	212,199
Texas Roadhouse, Inc. Cl A	1,632	145,705
Thor Industries, Inc.	1,301	135,005
Toll Brothers, Inc.	2,682	194,150
TopBuild Corp.*	771	212,727
Travel + Leisure Co.	2,023	111,811
Tri Pointe Homes, Inc.*	2,605	72,653
Urban Outfitters, Inc.*	1,544	45,332
Victoria’s Secret & Co.*	1,698	94,307
Visteon Corp.*	656	72,908
Wendy’s Co.	4,137	98,667
Williams-Sonoma, Inc.	1,742	294,624
Wingstop, Inc.	699	120,787
Wyndham Hotels & Resorts, Inc.	2,183	195,706
YETI Hldgs., Inc.*	2,054	170,133

		8,939,060

CONSUMER STAPLES (3.4%)
BJ’s Wholesale Club Hldgs., Inc.*	3,200	214,304
Boston Beer Co., Inc. Cl A*	220	111,122
Casey’s General Stores, Inc.	869	171,497
Coty, Inc. Cl A*	7,865	82,583
Darling Ingredients, Inc.*	3,792	262,748
Energizer Hldgs., Inc.	1,474	59,107
Flowers Foods, Inc.	4,657	127,928
Grocery Outlet Hldg. Corp.*	2,047	57,889
Hain Celestial Group, Inc.*	2,176	92,719
Ingredion, Inc.	1,559	150,662
Lancaster Colony Corp.	464	76,838
Nu Skin Enterprises, Inc. Cl A	1,167	59,225
Performance Food Group Co.*	3,617	165,984
Pilgrim’s Pride Corp.*	1,142	32,204
Post Hldgs., Inc.*	1,372	154,666
Sanderson Farms, Inc.	497	94,967
Sprouts Farmers Market, Inc.*	2,631	78,088

		1,992,531

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — MID-CAP EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
ENERGY (2.0%)
Antero Midstream Corp.	7,610	$73,665
ChampionX Corp.*	4,736	95,715
CNX Resources Corp.*	4,950	68,063
DT Midstream, Inc.	2,267	108,771
EQT Corp.*	7,087	154,567
Equitrans Midstream Corp.	9,529	98,530
HollyFrontier Corp.	3,504	114,861
Murphy Oil Corp.	3,403	88,852
NOV, Inc.	9,157	124,077
Targa Resources Corp.	5,367	280,372

		1,207,473

FINANCIALS (14.0%)
Affiliated Managers Group, Inc.	952	156,614
Alleghany Corp.*	321	214,296
American Financial Group, Inc.	1,550	212,846
Associated Banc-Corp.	3,517	79,449
Bank of Hawaii Corp.	948	79,404
Bank OZK	2,833	131,819
Brighthouse Financial, Inc.*	1,870	96,866
Cadence Bank	4,592	136,796
Cathay General Bancorp	1,809	77,769
CIT Group, Inc.	2,324	119,314
CNO Financial Group, Inc.	2,890	68,898
Commerce Bancshares, Inc.	2,602	178,861
Cullen/Frost Bankers, Inc.	1,329	167,547
East West Bancorp, Inc.	3,326	261,690
Essent Group Ltd.	2,588	117,832
Evercore, Inc. Cl A	914	124,167
Federated Hermes, Inc. Cl B	2,270	85,307
First American Financial Corp.	2,573	201,286
First Financial Bankshares, Inc.	3,005	152,774
First Horizon Corp.	12,674	206,966
FirstCash Hldgs., Inc.	953	71,294
FNB Corp.	7,475	90,672
Fulton Financial Corp.	3,781	64,277
Glacier Bancorp, Inc.	2,542	144,131
Hancock Whitney Corp.	2,034	101,741
Hanover Insurance Group, Inc.	833	109,173
Home BancShares, Inc.	3,533	86,029
Interactive Brokers Group, Inc. Cl A	2,047	162,573
International Bancshares Corp.	1,247	52,860
iShares Core S&P Mid-Cap ETF	1,487	420,940
Janus Henderson Group PLC	3,998	167,676
Jefferies Financial Group, Inc.	4,604	178,635
Kemper Corp.	1,402	82,424
Kinsale Capital Group, Inc.	502	119,421

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
FINANCIALS (CONTINUED)
Mercury General Corp.	623	$33,056
MGIC Investment Corp.	7,631	110,039
Navient Corp.	3,777	80,148
New York Community Bancorp, Inc.	10,899	133,077
Old Republic International Corp.	6,692	164,489
PacWest Bancorp	2,748	124,127
Pinnacle Financial Partners, Inc.	1,784	170,372
Primerica, Inc.	925	141,775
PROG Hldgs., Inc.*	1,329	59,951
Prosperity Bancshares, Inc.	2,160	156,168
Reinsurance Group of America, Inc. Cl A	1,584	173,432
RenaissanceRe Hldgs. Ltd.	1,078	182,538
RLI Corp.	933	104,589
SEI Investments Co.	2,484	151,375
Selective Insurance Group, Inc.	1,409	115,453
SLM Corp.	6,871	135,153
Sterling Bancorp	4,516	116,468
Stifel Financial Corp.	2,440	171,825
Synovus Financial Corp.	3,410	163,237
Texas Capital Bancshares, Inc.*	1,186	71,456
UMB Financial Corp.	1,008	106,959
Umpqua Hldgs. Corp.	5,077	97,681
United Bankshares, Inc.	3,195	115,915
Unum Group	4,792	117,739
Valley National Bancorp	9,538	131,147
Voya Financial, Inc.	2,601	172,472
Washington Federal, Inc.	1,526	50,938
Webster Financial Corp.	2,123	118,548
Wintrust Financial Corp.	1,336	121,336

		8,313,810

HEALTH CARE (9.6%)
Acadia Healthcare Co., Inc.*	2,107	127,895
Amedisys, Inc.*	764	123,676
Arrowhead Pharmaceuticals, Inc.*	2,444	162,037
Bruker Corp.	2,381	199,790
Chemed Corp.	361	190,983
Encompass Health Corp.	2,332	152,186
Envista Hldgs. Corp.*	3,782	170,417
Exelixis, Inc.*	7,416	135,564
Globus Medical, Inc. Cl A*	1,853	133,787
Haemonetics Corp.*	1,197	63,489
Halozyme Therapeutics, Inc.*	3,300	132,693
HealthEquity, Inc.*	1,957	86,578
ICU Medical, Inc.*	468	111,075
Integra LifeSciences Hldgs. Corp.*	1,707	114,352
Jazz Pharmaceuticals PLC*	1,440	183,456
LHC Group, Inc.*	742	101,825

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — MID-CAP EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
LivaNova PLC*	1,247	$109,025
Masimo Corp.*	1,190	348,408
Medpace Hldgs., Inc.*	673	146,472
Molina Healthcare, Inc.*	1,368	435,133
Neogen Corp.*	2,519	114,388
Neurocrine Biosciences, Inc.*	2,223	189,333
NuVasive, Inc.*	1,212	63,606
Option Care Health, Inc.*	3,246	92,316
Patterson Cos., Inc.	2,030	59,581
Penumbra, Inc.*	823	236,464
Perrigo Co. PLC	3,135	121,952
Progyny, Inc.*	1,631	82,121
Quidel Corp.*	888	119,871
R1 RCM, Inc.*	3,123	79,605
Repligen Corp.*	1,205	319,132
STAAR Surgical Co.*	1,115	101,800
Syneos Health, Inc. Cl A*	2,430	249,512
Tandem Diabetes Care, Inc.*	1,489	224,124
Tenet Healthcare Corp.*	2,511	205,124
United Therapeutics Corp.*	1,055	227,964

		5,715,734

INDUSTRIALS (18.5%)
Acuity Brands, Inc.	818	173,187
AECOM*	3,376	261,134
AGCO Corp.	1,438	166,837
ASGN, Inc.*	1,221	150,671
Avis Budget Group, Inc.*	939	194,720
Axon Enterprise, Inc.*	1,539	241,623
Brink’s Co.	1,152	75,537
Builders FirstSource, Inc.*	4,488	384,666
CACI International, Inc. Cl A*	546	146,989
Carlisle Cos., Inc.	1,225	303,947
Clean Harbors, Inc.*	1,173	117,030
Colfax Corp.*	3,156	145,081
Crane Co.	1,169	118,922
Curtiss-Wright Corp.	919	127,438
Donaldson Co., Inc.	2,897	171,676
Dycom Industries, Inc.*	707	66,288
EMCOR Group, Inc.	1,250	159,238
EnerSys	981	77,558
Flowserve Corp.	3,053	93,422
Fluor Corp.*	3,314	82,088
FTI Consulting, Inc.*	803	123,196
GATX Corp.	832	86,686
Graco, Inc.	3,984	321,190
GXO Logistics, Inc.*	2,311	209,908
Herman Miller, Inc.	1,775	69,562
Hexcel Corp.*	1,966	101,839
Hubbell, Inc. Cl B	1,275	265,544
IAA, Inc.*	3,160	159,959
Insperity, Inc.	839	99,094
ITT, Inc.	2,006	204,993
JetBlue Airways Corp.*	7,454	106,145
KBR, Inc.	3,288	156,575
Kennametal, Inc.	1,960	70,384

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INDUSTRIALS (CONTINUED)
Kirby Corp.*	1,408	$83,663
Knight-Swift Transportation Hldgs., Inc. Cl A	3,890	237,057
Landstar System, Inc.	893	159,865
Lennox International, Inc.	788	255,596
Lincoln Electric Hldgs., Inc.	1,383	192,887
ManpowerGroup, Inc.	1,271	123,706
MasTec, Inc.*	1,340	123,655
Mercury Systems, Inc.*	1,327	73,065
Middleby Corp.*	1,303	256,378
MSA Safety, Inc.	854	128,920
MSC Industrial Direct Co., Inc. Cl A	1,097	92,214
Nordson Corp.	1,266	323,172
nVent Electric PLC	3,943	149,834
Oshkosh Corp.	1,608	181,238
Owens Corning	2,355	213,128
Regal Rexnord Corp.	1,588	270,246
Ryder System, Inc.	1,258	103,697
Saia, Inc.*	617	207,948
Science Applications International Corp.	1,349	112,763
Simpson Manufacturing Co., Inc.	1,018	141,573
Stericycle, Inc.*	2,153	128,405
Sunrun, Inc.*	4,852	166,424
Terex Corp.	1,635	71,858
Tetra Tech, Inc.	1,267	215,137
Timken Co.	1,617	112,042
Toro Co.	2,495	249,275
Trex Co., Inc.*	2,698	364,311
Trinity Industries, Inc.	1,917	57,893
Univar Solutions, Inc.*	4,007	113,598
Valmont Industries, Inc.	497	124,499
Vicor Corp.*	502	63,744
Watsco, Inc.	774	242,169
Werner Enterprises, Inc.	1,426	67,963
Woodward, Inc.	1,477	161,672
XPO Logistics, Inc.*	2,312	179,018

		10,981,740

INFORMATION TECHNOLOGY (14.0%)
ACI Worldwide, Inc.*	2,755	95,599
Alliance Data Systems Corp.	1,166	77,621
Amkor Technology, Inc.	2,350	58,257
Arrow Electronics, Inc.*	1,631	218,994
Aspen Technology, Inc.*	1,568	238,650
Avnet, Inc.	2,326	95,901
Azenta, Inc.	1,743	179,721
Belden, Inc.	1,052	69,148
Blackbaud, Inc.*	971	76,690
CDK Global, Inc.	2,773	115,745
Cerence, Inc.*	890	68,210
Ciena Corp.*	3,631	279,478
Cirrus Logic, Inc.*	1,339	123,215
CMC Materials, Inc.	666	127,666

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — MID-CAP EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (CONTINUED)
Cognex Corp.	4,144	$322,237
Coherent, Inc.*	575	153,261
CommVault Systems, Inc.*	1,066	73,469
Concentrix Corp.	1,005	179,513
Digital Turbine, Inc.*	2,060	125,639
Envestnet, Inc.*	1,280	101,555
Fair Isaac Corp.*	641	277,982
First Solar, Inc.*	2,318	202,037
Genpact Ltd.	4,055	215,239
II-VI, Inc.*	2,488	170,005
Jabil, Inc.	3,359	236,306
Kyndryl Hldgs., Inc.*	4,198	75,984
Lattice Semiconductor Corp.*	3,210	247,363
Littelfuse, Inc.	577	181,570
LiveRamp Hldgs., Inc.*	1,595	76,480
Lumentum Hldgs., Inc.*	1,695	179,280
Manhattan Associates, Inc.*	1,483	230,592
Maximus, Inc.	1,440	114,725
Mimecast Ltd.*	1,447	115,138
MKS Instruments, Inc.	1,299	226,247
National Instruments Corp.	3,091	134,984
NCR Corp.*	3,094	124,379
Paylocity Hldg. Corp.*	928	219,156
Power Integrations, Inc.	1,414	131,346
Qualys, Inc.*	782	107,306
Sabre Corp.*	7,581	65,121
Sailpoint Technologies Hldgs., Inc.*	2,185	105,623
Semtech Corp.*	1,509	134,195
Silicon Laboratories, Inc.*	941	194,241
SiTime Corp.*	352	102,974
SunPower Corp. CL A*	1,946	40,613
Synaptics, Inc.*	920	266,349
TD SYNNEX Corp.	967	110,586
Teradata Corp.*	2,543	108,001
Universal Display Corp.	1,016	167,670
ViaSat, Inc.*	1,721	76,653
Vishay Intertechnology, Inc.	3,110	68,016
Vontier Corp.	3,962	121,752
Western Union Co.	9,422	168,088
WEX, Inc.*	1,050	147,410
Wolfspeed, Inc.*	2,716	303,567
Xerox Hldgs. Corp.	3,222	72,946

		8,300,493

MATERIALS (6.4%)
Alcoa Corp.	4,385	261,258
AptarGroup, Inc.	1,542	188,864
Ashland Global Hldgs., Inc.	1,323	142,434
Avient Corp.	2,144	119,957
Cabot Corp.	1,329	74,690
Chemours Co.	3,819	128,166
Cleveland-Cliffs, Inc.*	10,666	232,199
Commercial Metals Co.	2,826	102,556
Compass Minerals International, Inc.	797	40,711

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
MATERIALS (CONTINUED)
Eagle Materials, Inc.	953	$158,636
Greif, Inc. Cl A	622	37,550
Ingevity Corp.*	920	65,964
Louisiana-Pacific Corp.	2,062	161,558
Minerals Technologies, Inc.	780	57,057
NewMarket Corp.	162	55,521
Olin Corp.	3,362	193,382
Reliance Steel & Aluminum Co.	1,468	238,139
Royal Gold, Inc.	1,538	161,813
RPM International, Inc.	3,040	307,040
Scotts Miracle-Gro Co.	954	153,594
Sensient Technologies Corp.	984	98,459
Silgan Hldgs., Inc.	1,967	84,266
Sonoco Products Co.	2,305	133,436
Steel Dynamics, Inc.	4,419	274,287
United States Steel Corp.	6,334	150,813
Valvoline, Inc.	4,237	157,998
Worthington Industries, Inc.	758	41,432

		3,821,780

REAL ESTATE (10.1%)
American Campus Communities, Inc.	3,261	186,823
Apartment Income REIT Corp.	3,679	201,131
Brixmor Property Group, Inc.	6,961	176,879
Camden Property Trust	2,395	427,939
Corporate Office Properties Trust	2,633	73,645
Cousins Properties, Inc.	3,485	140,376
CyrusOne, Inc.	2,974	266,827
Douglas Emmett, Inc.	4,113	137,785
EastGroup Properties, Inc.	953	217,141
EPR Properties	1,753	83,250
First Industrial Realty Trust, Inc.	3,054	202,175
Healthcare Realty Trust, Inc.	3,458	109,411
Highwoods Properties, Inc.	2,446	109,067
Hudson Pacific Properties, Inc.	3,574	88,314
JBG SMITH Properties	2,676	76,828
Jones Lang LaSalle, Inc.*	1,182	318,360
Kilroy Realty Corp.	2,457	163,292
Kite Realty Group Trust	5,133	111,797
Lamar Advertising Co. Cl A	2,034	246,724
Life Storage, Inc.	1,922	294,412
Macerich Co.	4,993	86,279
Medical Properties Trust, Inc.	13,976	330,253
National Retail Properties, Inc.	4,116	197,856
National Storage Affiliates Trust	1,921	132,933
Omega Healthcare Investors, Inc.	5,601	165,734
Park Hotels & Resorts, Inc.*	5,542	104,633

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — MID-CAP EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
REAL ESTATE (CONTINUED)
Pebblebrook Hotel Trust	3,079	$68,877
Physicians Realty Trust	5,163	97,219
PotlatchDeltic Corp.	1,572	94,666
PS Business Parks, Inc.	472	86,928
Rayonier, Inc.	3,355	135,408
Rexford Industrial Realty, Inc.	3,550	287,940
Sabra Health Care REIT, Inc.	5,360	72,574
SL Green Realty Corp.	1,563	112,067
Spirit Realty Capital, Inc.	2,890	139,269
STORE Capital Corp.	5,752	197,869
Urban Edge Properties	2,581	49,039

		5,991,720

UTILITIES (3.3%)
ALLETE, Inc.	1,232	81,743
Black Hills Corp.	1,495	105,502
Essential Utilities, Inc.	5,391	289,443

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
UTILITIES (CONTINUED)
Hawaiian Electric Industries, Inc.	2,562	$106,323
IDACORP, Inc.	1,183	134,046
MDU Resources Group, Inc.	4,766	146,983
National Fuel Gas Co.	2,137	136,640
New Jersey Resources Corp.	2,260	92,796
NorthWestern Corp.	1,234	70,535
OGE Energy Corp.	4,692	180,079
ONE Gas, Inc.	1,255	97,375
PNM Resources, Inc.	2,011	91,722
Southwest Gas Hldgs., Inc.	1,415	99,121
Spire, Inc.	1,211	78,981
UGI Corp.	4,901	225,005

		1,936,294

TOTAL INDEXED ASSETS-COMMON STOCKS
(Cost: $46,812,845) 97.9%		58,175,474

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.2%)
U.S. Treasury Bill (1)	A-1+	0.01	02/01/22	$100,000	$99,999

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $99,999) 0.2%					99,999

		Rate(%)	Maturity	Face Amount	Value
TEMPORARY CASH INVESTMENT (1.9%)
Citibank, New York Time Deposit		0.01	01/03/22	$1,157,643	$1,157,643

TOTAL TEMPORARY CASH INVESTMENT (Cost: $1,157,643) 1.9%					1,157,643

TOTAL INVESTMENTS (Cost: $48,070,487) 100.0%					59,433,116

OTHER NET ASSETS -0.0% (2)					(7,827)

NET ASSETS 100.0%					$59,425,289

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2021

	Shares	Value
COMMON STOCKS:
AUSTRALIA (4.6%)
CONSUMER STAPLES (0.3%)
Woolworths Group Ltd.	1,494	$41,263

FINANCIALS (0.7%)
National Australia Bank Ltd.	305	6,398
Suncorp Group Ltd.	13,493	108,536

		114,934

HEALTH CARE (0.8%)
Sonic Healthcare Ltd.	3,736	126,598

INDUSTRIALS (0.7%)
Aurizon Hldgs. Ltd.	41,974	106,545

INFORMATION TECHNOLOGY (0.2%)
WiseTech Global Ltd.	617	26,145

MATERIALS (1.9%)
BHP Group Ltd.	4,841	146,027
BHP Group PLC		149,197

		295,224

TOTAL AUSTRALIA		710,709

AUSTRIA (1.2%)
ENERGY (0.7%)
OMV AG	1,840	103,989

FINANCIALS (0.3%)
Raiffeisen Bank International AG	1,525	44,761

MATERIALS (0.2%)
voestalpine AG	1,044	37,855

TOTAL AUSTRIA		186,605

DENMARK (2.6%)
CONSUMER DISCRETIONARY (0.7%)
Pandora A/S	828	102,916

FINANCIALS (0.3%)
Danske Bank A/S	2,977	51,355

HEALTH CARE (1.6%)
Novo Nordisk A/S Cl B	2,232	250,518

TOTAL DENMARK		404,789

FINLAND (2.7%)
FINANCIALS (0.9%)
Nordea Bank Abp	10,791	131,504

INFORMATION TECHNOLOGY (0.9%)
Nokia OYJ*	21,157	133,914

UTILITIES (0.9%)
Fortum OYJ	4,120	126,279

TOTAL FINLAND		391,697

FRANCE (9.3%)
COMMUNICATION SERVICES (1.2%)
Orange S.A.	7,822	83,501
Publicis Groupe S.A.	1,707	114,932

		198,433

CONSUMER DISCRETIONARY (2.5%)
EssilorLuxottica S.A.	606	128,919
Faurecia SE	2,166	102,982

	Shares	Value
COMMON STOCKS (CONTINUED):
FRANCE (CONTINUED)
CONSUMER DISCRETIONARY (CONTINUED)
Hermes International	30	$52,387
La Francaise des Jeux SAEM†	1,094	48,452
LVMH Moet Hennessy Louis Vuitton SE	79	65,245

		397,985

CONSUMER STAPLES (0.9%)
Carrefour S.A.	6,241	114,344
L’Oreal S.A.	78	37,167

		151,511

FINANCIALS (1.5%)
AXA S.A.	1,188	35,336
BNP Paribas S.A.	1,200	82,915
Societe Generale S.A.	3,672	126,119

		244,370

INDUSTRIALS (2.3%)
Bouygues S.A.	2,976	106,459
Cie de Saint-Gobain	1,914	134,555
Eiffage S.A.	1,083	111,588

		352,602

INFORMATION TECHNOLOGY (0.3%)
Dassault Systemes SE	749	44,420

UTILITIES (0.6%)
Engie S.A.	6,410	94,840

TOTAL FRANCE		1,484,161

GERMANY (8.1%)
COMMUNICATION SERVICES (0.6%)
Deutsche Telekom AG	4,630	85,494

CONSUMER DISCRETIONARY (1.6%)
Bayerische Motoren Werke AG	1,229	122,871
Daimler AG	1,672	127,664

		250,535

HEALTH CARE (0.9%)
Merck KGaA	515	132,400

INDUSTRIALS (1.2%)
Daimler Truck Hldg. AG*	687	25,239
Deutsche Post AG	2,514	161,596

		186,835

INFORMATION TECHNOLOGY (1.3%)
SAP SE	1,387	195,077

MATERIALS (0.9%)
Covestro AG†	1,791	110,160
HeidelbergCement AG	376	25,430

		135,590

REAL ESTATE (0.7%)
LEG Immobilien SE	766	106,728

UTILITIES (0.9%)
E.ON SE	9,930	137,911

TOTAL GERMANY		1,230,570

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Shares	Value
COMMON STOCKS (CONTINUED):
HONG KONG (2.6%)
FINANCIALS (0.7%)
BOC Hong Kong Hldgs. Ltd.	33,000	$108,238

INDUSTRIALS (0.7%)
CK Hutchison Hldgs. Ltd.	17,500	112,688

REAL ESTATE (1.2%)
Henderson Land Development Co. Ltd.	25,000	106,654
Sun Hung Kai Properties Ltd.	5,500	66,747

		173,401

TOTAL HONG KONG		394,327

IRELAND (0.8%)
INDUSTRIALS (0.7%)
DCC PLC	1,351	110,536

MATERIALS (0.1%)
CRH PLC	431	22,824

TOTAL IRELAND		133,360

ISRAEL (0.7%)
INFORMATION TECHNOLOGY (0.7%)
Check Point Software Technologies Ltd.*	981	114,345

ITALY (1.4%)
COMMUNICATION SERVICES (0.5%)
Telecom Italia SpA	150,451	73,970

FINANCIALS (0.9%)
Assicurazioni Generali SpA	1,528	32,273
Poste Italiane SpA†	7,861	102,913

		135,186

TOTAL ITALY		209,156

JAPAN (20.0%)
COMMUNICATION SERVICES (1.2%)
Nintendo Co. Ltd.	400	187,037

CONSUMER DISCRETIONARY (3.8%)
Aisin Corp.	2,800	107,369
Honda Motor Co. Ltd.	4,800	136,486
Iida Group Hldgs. Co. Ltd.	4,500	104,599
Toyota Motor Corp.	2,500	46,180
Yamaha Motor Co. Ltd.	3,900	93,622
ZOZO, Inc.	3,200	99,720

		587,976

CONSUMER STAPLES (1.4%)
Japan Tobacco, Inc.	5,800	117,047
Suntory Beverage & Food Ltd.	2,600	94,101

		211,148

ENERGY (0.8%)
ENEOS Hldgs., Inc.	28,100	104,917
Inpex Corp.	1,700	14,774

		119,691

	Shares	Value
COMMON STOCKS (CONTINUED):
JAPAN (CONTINUED)
FINANCIALS (2.0%)
Dai-ichi Life Hldgs., Inc.	4,900	$98,777
Daiwa Securities Group, Inc.	18,800	106,028
Japan Post Insurance Co. Ltd.	6,500	104,356

		309,161

HEALTH CARE (1.2%)
Otsuka Hldgs. Co. Ltd.	1,300	47,269
Takeda Pharmaceutical Co. Ltd.	5,100	139,194

		186,463

INDUSTRIALS (5.6%)
AGC, Inc.	2,100	100,267
ITOCHU Corp.	4,300	131,479
Marubeni Corp.	12,300	119,771
Mitsubishi Corp.	4,200	133,288
Mitsui & Co. Ltd.	5,600	132,633
Nippon Yusen KK	1,600	121,936
Sumitomo Corp.	7,900	116,849
Yamato Hldgs. Co. Ltd.	700	16,435

		872,658

INFORMATION TECHNOLOGY (2.1%)
Brother Industries Ltd.	5,200	100,171
Canon, Inc.	5,100	124,337
Seiko Epson Corp.	6,000	108,002

		332,510

MATERIALS (1.2%)
Mitsui Chemicals, Inc.	2,700	72,536
Sumitomo Chemical Co. Ltd.	21,700	102,275

		174,811

UTILITIES (0.7%)
Tokyo Gas Co. Ltd.	6,100	109,435

TOTAL JAPAN		3,090,890

LUXEMBOURG (2.1%)
HEALTH CARE (0.8%)
Eurofins Scientific SE	961	118,981

MATERIALS (0.7%)
ArcelorMittal S.A.	3,316	106,303

REAL ESTATE (0.6%)
Aroundtown S.A.	16,173	97,497

TOTAL LUXEMBOURG		322,781

NETHERLANDS (4.8%)
CONSUMER STAPLES (0.9%)
Koninklijke Ahold Delhaize N.V.	3,852	132,099

FINANCIALS (0.6%)
ING Groep N.V.	6,913	96,048

INDUSTRIALS (0.9%)
Wolters Kluwer N.V.	1,130	132,914

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Shares	Value
COMMON STOCKS (CONTINUED):
NETHERLANDS (CONTINUED)
INFORMATION TECHNOLOGY (2.4%)
ASML Hldg. N.V.	466	$373,030

TOTAL NETHERLANDS		734,091

NORWAY (0.2%)
FINANCIALS (0.2%)
Gjensidige Forsikring ASA	1,124	27,260

PORTUGAL (0.7%)
CONSUMER STAPLES (0.7%)
Jeronimo Martins SGPS S.A.	4,663	106,637

SPAIN (2.2%)
COMMUNICATION SERVICES (0.8%)
Telefonica S.A.	28,540	123,674

CONSUMER DISCRETIONARY (0.2%)
Industria de Diseno Textil S.A.	1,141	36,773

FINANCIALS (0.3%)
Banco Bilbao Vizcaya Argentaria S.A.	7,628	45,212

UTILITIES (0.9%)
Red Electrica Corp. S.A.	6,523	140,963

TOTAL SPAIN		346,622

SWEDEN (2.2%)
CONSUMER DISCRETIONARY (0.8%)
H & M Hennes & Mauritz AB Cl B	6,013	117,871

ENERGY (0.6%)
Lundin Energy AB	2,718	97,161

FINANCIALS (0.3%)
Industrivarden AB Cl A	4	127
Svenska Handelsbanken AB Cl A	3,625	39,140

		39,267

INDUSTRIALS (0.5%)
Securitas AB Cl B	5,442	74,789

TOTAL SWEDEN		329,088

SWITZERLAND (8.6%)
CONSUMER DISCRETIONARY (0.8%)
Cie Financiere Richemont S.A.	97	14,480
Swatch Group AG	371	112,865

		127,345

CONSUMER STAPLES (1.5%)
Nestle S.A.	1,675	233,615

FINANCIALS (1.6%)
Partners Group Hldg. AG	51	84,104
UBS Group AG	8,468	151,836

		235,940

HEALTH CARE (4.2%)
Novartis AG	3,225	283,092
Roche Hldg. AG	823	341,075

	Shares	Value
COMMON STOCKS (CONTINUED):
SWITZERLAND (CONTINUED)
HEALTH CARE (CONTINUED)
Sonova Hldg. AG	65	$25,375

		649,542

INFORMATION TECHNOLOGY (0.5%)
Temenos AG	565	77,799

TOTAL SWITZERLAND		1,324,241

UNITED KINGDOM (11.3%)
COMMUNICATION SERVICES (1.5%)
Vodafone Group PLC	91,400	137,594
WPP PLC	6,054	92,137

		229,731

CONSUMER DISCRETIONARY (1.8%)
Barratt Developments PLC	3,798	38,545
Kingfisher PLC	24,324	111,822
Persimmon PLC	2,978	115,361

		265,728

CONSUMER STAPLES (2.6%)
British American Tobacco PLC	4,741	175,944
Imperial Brands PLC	5,556	121,691
J Sainsbury PLC	27,691	103,451

		401,086

FINANCIALS (2.9%)
3i Group PLC	1,380	27,038
Barclays PLC	52,921	134,729
Direct Line Insurance Group PLC	18,129	68,464
Lloyds Banking Group PLC	210,083	136,351
NatWest Group PLC	27,144	83,078

		449,660

HEALTH CARE (0.8%)
GlaxoSmithKline PLC	5,488	119,423

INDUSTRIALS (0.8%)
BAE Systems PLC	16,109	120,061

MATERIALS (0.9%)
Anglo American PLC	3,190	131,139

TOTAL UNITED KINGDOM		1,716,828

UNITED STATES (9.5%)
FINANCIALS (9.5%)
iShares Core MSCI Emerging Markets ETF	10,876	651,037
iShares MSCI Emerging Markets ex China ETF	2,577	156,244
Vanguard FTSE Emerging Markets ETF	13,370	661,280

		1,468,561

TOTAL COMMON STOCKS
(Cost: $14,484,354) 95.6%		14,726,718

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Rate(%)	Maturity	Face Amount		Value
TEMPORARY CASH INVESTMENT (4.5%)
ANZ, London Time Deposit	(0.33)	01/04/22	AUD	27,932	$20,304
BBVA, Madrid Time Deposit	0.01	01/04/22	GBP	14,612	19,768
Royal Bank of Canada, Toronto Time Deposit	0.01	01/03/22	USD	563,971	563,971
Sumitomo Mitsui Trust Bank, London Time Deposit	(0.34)	01/04/22	JPY	3,607,118	31,340
Sumitomo Mitsui Banking Corp., Tokyo Time Deposit	(0.97)	01/03/22	EUR	47,031	53,509

					688,892

TOTAL TEMPORARY CASH INVESTMENT (Cost: $688,892) 4.5%					688,892

TOTAL INVESTMENTS (Cost: $15,173,246) 100.1%					15,415,610

OTHER NET ASSETS -0.1%					(8,479)

NET ASSETS 100.0%					$15,407,131

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — RETIREMENT INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2021

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (99.9%)
Mutual of America Variable Insurance Portfolios, Inc.
Bond Portfolio (33.9%)	120,156	$1,810,747
Equity Index Portfolio (22.3%)	16,504	1,188,613
Mid-Cap Equity Index Portfolio (6.3%)	10,813	338,570
Mid-Term Bond Portfolio (26.0%)	129,287	1,391,130
Money Market Portfolio (11.4%)	49,285	606,695

TOTAL INVESTMENTS (Cost: $5,258,111) 99.9%		5,335,755

OTHER NET ASSETS 0.1%		6,307

NET ASSETS 100.0%		$5,342,062

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — 2015 RETIREMENT PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2021

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (99.9%)
Mutual of America Variable Insurance Portfolios, Inc.
Bond Portfolio (32.9%)	139,000	$2,094,731
Equity Index Portfolio (24.2%)	21,385	1,540,143
International Portfolio (5.6%)	33,428	357,344
Mid-Cap Equity Index Portfolio (6.1%)	12,311	385,463
Mid-Term Bond Portfolio (23.2%)	136,928	1,473,347
Money Market Portfolio (7.9%)	40,909	503,588

TOTAL INVESTMENTS (Cost: $5,750,545) 99.9%		6,354,616

OTHER NET ASSETS 0.1%		6,166

NET ASSETS 100.0%		$6,360,782

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — 2020 RETIREMENT PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2021

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Variable Insurance Portfolios, Inc.
Bond Portfolio (30.9%)	332,695	$5,013,711
Equity Index Portfolio (25.7%)	57,982	4,175,866
International Portfolio (8.7%)	132,138	1,412,551
Mid-Cap Equity Index Portfolio (8.8%)	45,773	1,433,161
Mid-Term Bond Portfolio (19.6%)	296,050	3,185,495
Money Market Portfolio (3.5%)	46,565	573,220
Small Cap Growth Portfolio (1.3%)	9,122	210,452
Small Cap Value Portfolio (1.5%)	12,552	239,372

TOTAL INVESTMENTS (Cost: $14,302,244) 100.0%		16,243,828

OTHER NET ASSETS 0.0% (2)		3,094

NET ASSETS 100.0%		$16,246,922

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — 2025 RETIREMENT PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2021

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Variable Insurance Portfolios, Inc.
Bond Portfolio (26.2%)	449,301	$6,770,972
Equity Index Portfolio (29.8%)	106,749	7,688,074
International Portfolio (10.3%)	248,551	2,657,012
Mid-Cap Equity Index Portfolio (12.7%)	104,974	3,286,730
Mid-Term Bond Portfolio (14.8%)	354,662	3,816,160
Money Market Portfolio (1.1%)	22,547	277,555
Small Cap Growth Portfolio (2.4%)	26,832	619,016
Small Cap Value Portfolio (2.7%)	36,437	694,855

TOTAL INVESTMENTS (Cost: $22,091,900) 100.0%		25,810,374

OTHER NET ASSETS 0.0% (2)		4,198

NET ASSETS 100.0%		$25,814,572

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — 2030 RETIREMENT PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2021

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Variable Insurance Portfolios, Inc.
Bond Portfolio (19.8%)	218,824	$3,297,684
Equity Index Portfolio (35.8%)	82,808	5,963,849
International Portfolio (12.7%)	197,759	2,114,043
Mid-Cap Equity Index Portfolio (16.0%)	85,392	2,673,630
Mid-Term Bond Portfolio (7.2%)	111,717	1,202,079
Money Market Portfolio (1.3%)	17,731	218,273
Small Cap Equity Index Portfolio (0.4%)	6,447	76,011
Small Cap Growth Portfolio (3.2%)	23,061	532,022
Small Cap Value Portfolio (3.6%)	31,214	595,242

TOTAL INVESTMENTS (Cost: $13,971,593) 100.0%		16,672,833

OTHER NET ASSETS 0.0% (2)		5,871

NET ASSETS 100.0%		$16,678,704

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — 2035 RETIREMENT PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2021

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (99.9%)
Mutual of America Variable Insurance Portfolios, Inc.
Bond Portfolio (20.6%)	115,855	$1,745,931
Equity Index Portfolio (39.1%)	46,073	3,318,186
International Portfolio (14.8%)	117,365	1,254,632
Mid-Cap Equity Index Portfolio (17.4%)	47,089	1,474,369
Small Cap Equity Index Portfolio (1.1%)	8,363	98,601
Small Cap Growth Portfolio (3.5%)	13,013	300,211
Small Cap Value Portfolio (3.4%)	15,316	292,078

TOTAL INVESTMENTS (Cost: $6,993,610) 99.9%		8,484,008

OTHER NET ASSETS 0.1%		6,035

NET ASSETS 100.0%		$8,490,043

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — 2040 RETIREMENT PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2021

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (99.9%)
Mutual of America Variable Insurance Portfolios, Inc.
Bond Portfolio (12.7%)	69,135	$1,041,865
Equity Index Portfolio (43.2%)	48,984	3,527,806
International Portfolio (17.3%)	132,085	1,411,985
Mid-Cap Equity Index Portfolio (17.8%)	46,456	1,454,529
Small Cap Equity Index Portfolio (2.2%)	15,390	181,446
Small Cap Growth Portfolio (3.5%)	12,240	282,367
Small Cap Value Portfolio (3.2%)	13,863	264,375

TOTAL INVESTMENTS (Cost: $6,671,260) 99.9%		8,164,373

OTHER NET ASSETS 0.1%		6,227

NET ASSETS 100.0%		$8,170,600

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — 2045 RETIREMENT PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2021

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (99.8%)
Mutual of America Variable Insurance Portfolios, Inc.
Bond Portfolio (10.2%)	27,110	$408,544
Equity Index Portfolio (43.8%)	24,368	1,754,990
International Portfolio (17.8%)	66,919	715,363
Mid-Cap Equity Index Portfolio (17.3%)	22,096	691,813
Small Cap Equity Index Portfolio (1.6%)	5,575	65,732
Small Cap Growth Portfolio (4.7%)	8,096	186,773
Small Cap Value Portfolio (4.4%)	9,357	178,435

TOTAL INVESTMENTS (Cost: $3,231,261) 99.8%		4,001,650

OTHER NET ASSETS 0.2%		7,240

NET ASSETS 100.0%		$4,008,890

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — 2050 RETIREMENT PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2021

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (99.8%)
Mutual of America Variable Insurance Portfolios, Inc.
Bond Portfolio (8.6%)	22,779	$343,272
Equity Index Portfolio (42.5%)	23,539	1,695,249
International Portfolio (18.7%)	69,587	743,882
Mid-Cap Equity Index Portfolio (18.2%)	23,211	726,750
Small Cap Equity Index Portfolio (2.6%)	8,934	105,333
Small Cap Growth Portfolio (4.6%)	8,010	184,784
Small Cap Value Portfolio (4.6%)	9,563	182,358

TOTAL INVESTMENTS (Cost: $3,244,064) 99.8%		3,981,628

OTHER NET ASSETS 0.2%		7,228

NET ASSETS 100.0%		$3,988,856

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — 2055 RETIREMENT PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2021

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (99.1%)
Mutual of America Variable Insurance Portfolios, Inc.
Bond Portfolio (7.8%)	4,643	$69,965
Equity Index Portfolio (41.5%)	5,182	373,218
International Portfolio (18.2%)	15,361	164,207
Mid-Cap Equity Index Portfolio (19.0%)	5,462	171,023
Small Cap Equity Index Portfolio (1.9%)	1,426	16,811
Small Cap Growth Portfolio (5.3%)	2,058	47,489
Small Cap Value Portfolio (5.4%)	2,538	48,403

TOTAL INVESTMENTS (Cost: $748,544) 99.1%		891,116

OTHER NET ASSETS 0.9%		8,156

NET ASSETS 100.0%		$899,272

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — 2060 RETIREMENT PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2021

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (99.2%)
Mutual of America Variable Insurance Portfolios, Inc.
Bond Portfolio (6.7%)	3,351	$50,504
Equity Index Portfolio (39.9%)	4,193	301,974
International Portfolio (19.6%)	13,891	148,498
Mid-Cap Equity Index Portfolio (19.8%)	4,789	149,948
Small Cap Equity Index Portfolio (2.7%)	1,706	20,119
Small Cap Growth Portfolio (5.2%)	1,712	39,486
Small Cap Value Portfolio (5.3%)	2,111	40,253

TOTAL INVESTMENTS (Cost: $666,526) 99.2%		750,782

OTHER NET ASSETS 0.8%		6,303

NET ASSETS 100.0%		$757,085

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — CONSERVATIVE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2021

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (99.9%)
Mutual of America Variable Insurance Portfolios, Inc.
Bond Portfolio (25.9%)	169,200	$2,549,850
Equity Index Portfolio (28.7%)	39,242	2,826,183
International Portfolio (5.6%)	52,280	558,878
Mid-Cap Equity Index Portfolio (6.1%)	19,183	600,616
Mid-Term Bond Portfolio (33.6%)	307,598	3,309,752

TOTAL INVESTMENTS (Cost: $8,990,746) 99.9%		9,845,279

OTHER NET ASSETS 0.1%		5,248

NET ASSETS 100.0%		$9,850,527

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2021

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Variable Insurance Portfolios, Inc.
Bond Portfolio (21.1%)	330,308	$4,977,746
Equity Index Portfolio (38.6%)	126,439	9,106,163
International Portfolio (10.1%)	223,280	2,386,860
Mid-Cap Equity Index Portfolio (15.9%)	119,605	3,744,841
Mid-Term Bond Portfolio (14.3%)	312,998	3,367,860

TOTAL INVESTMENTS (Cost: $20,032,677) 100.0%		23,583,470

OTHER NET ASSETS 0.0% (2)		2,100

NET ASSETS 100.0%		$23,585,570

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — AGGRESSIVE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2021

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (99.9%)
Mutual of America Variable Insurance Portfolios, Inc.
Bond Portfolio (15.3%)	51,343	$773,741
Equity Index Portfolio (38.5%)	27,018	1,945,864
International Portfolio (14.0%)	66,214	707,832
Mid-Cap Equity Index Portfolio (20.7%)	33,347	1,044,109
Small Cap Growth Portfolio (6.1%)	13,446	310,193
Small Cap Value Portfolio (5.3%)	14,041	267,768

TOTAL INVESTMENTS (Cost: $4,044,387) 99.9%		5,049,507

OTHER NET ASSETS 0.1%		7,012

NET ASSETS 100.0%		$5,056,519

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — MONEY MARKET PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2021

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (38.2%)
U.S. Treasury Bill	A-1+	0.02	01/25/22	$1,000,000	$999,987
U.S. Treasury Bill	A-1+	0.02	02/01/22	50,000	49,999
U.S. Treasury Bill	A-1+	0.02	03/01/22	600,000	599,980
U.S. Treasury Bill	A-1+	0.03	02/10/22	400,000	399,987
U.S. Treasury Bill	A-1+	0.03	02/17/22	1,035,000	1,034,966

					3,084,919

U.S. GOVERNMENT AGENCIES (15.8%)
FHLB	A-1+	0.02	01/18/22	300,000	299,997
FHLB	A-1+	0.03	01/21/22	300,000	299,994
FHLB	A-1+	0.05	02/02/22	320,000	319,987
FNMA	A-1+	0.03	01/19/22	350,000	349,995

					1,269,973

COMMERCIAL PAPER (46.0%)
Amazon.com, Inc.	A-1+	0.05	01/04/22	320,000	319,999
Apple, Inc.†	A-1+	0.05	01/27/22	320,000	319,988
Hershey Co.†	A-1	0.11	02/04/22	320,000	319,967
Honeywell International, Inc.†	A-1	0.08	01/14/22	250,000	249,993
J.P. Morgan Securities LLC	A-1	0.12	01/12/22	310,000	309,989
Johnson & Johnson†	A-1+	0.06	02/15/22	320,000	319,976
Nestle Capital Corp.†	A-1+	0.07	02/09/22	310,000	309,977
Private Export Fund Corp.	NR	0.06	02/11/22	310,000	309,979
Southern California Gas Co.†	A-1+	0.07	01/04/22	310,000	309,998
Toyota Motor Credit Corp.	A-1+	0.13	02/10/22	310,000	309,955
Travelers Cos., Inc.†	A-1	0.04	01/03/22	310,000	309,999
Unilever Capital Corp.†	A-1	0.07	01/12/22	320,000	319,993

					3,709,813

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $8,064,705) 100.0%					8,064,705

TOTAL INVESTMENTS (Cost: $8,064,705) 100.0%					8,064,705

OTHER NET ASSETS 0.0% (2)					2,140

NET ASSETS 100.0%					$8,066,845

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — MID-TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2021

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (49.1%)
U.S. Treasury Note	AA+	0.38	09/30/27	$450,000	$425,935
U.S. Treasury Note	AA+	0.50	04/30/27	700,000	671,453
U.S. Treasury Note	AA+	0.50	10/31/27	450,000	428,238
U.S. Treasury Note	AA+	0.63	11/30/27	500,000	478,887
U.S. Treasury Note	AA+	0.63	08/15/30	200,000	186,516
U.S. Treasury Note	AA+	0.75	05/31/26	150,000	146,918
U.S. Treasury Note	AA+	0.88	06/30/26	100,000	98,414
U.S. Treasury Note	AA+	1.13	02/15/31	550,000	533,779
U.S. Treasury Note	AA+	1.38	09/30/23	300,000	303,633
U.S. Treasury Note	AA+	1.50	08/15/26	625,000	632,080
U.S. Treasury Note	AA+	1.50	11/30/28	1,300,000	1,305,078
U.S. Treasury Note	AA+	1.63	10/31/23	245,000	249,115
U.S. Treasury Note	AA+	1.63	05/15/26	825,000	838,825
U.S. Treasury Note	AA+	1.63	09/30/26	380,000	386,457
U.S. Treasury Note	AA+	2.00	05/31/24	685,000	703,811
U.S. Treasury Note	AA+	2.00	06/30/24	685,000	704,132
U.S. Treasury Note	AA+	2.38	04/30/26	520,000	545,330
U.S. Treasury Note	AA+	2.38	05/15/29	550,000	586,201
U.S. Treasury Note	AA+	2.50	01/31/24	550,000	569,680
U.S. Treasury Note	AA+	2.50	02/28/26	450,000	473,678

					10,268,160

U.S. GOVERNMENT AGENCIES (28.2%)
NON-MORTGAGE-BACKED OBLIGATIONS (28.2%)
FHLB	AA+	0.25	06/03/22	500,000	500,256
FHLB	AA+	0.50	04/14/25	840,000	825,318
FHLB	AA+	2.13	06/10/22	700,000	705,770
FHLMC	AA+	0.25	06/26/23	1,500,000	1,492,777
FHLMC	AA+	1.50	02/12/25	400,000	405,777
FNMA	AA+	0.50	06/17/25	1,500,000	1,470,076
FNMA	AA+	0.50	11/07/25	100,000	97,568
FNMA	AA+	0.63	04/22/25	400,000	394,473

					5,892,015

CORPORATE DEBT (22.0%)
COMMUNICATION SERVICES (0.7%)
AT&T, Inc.	BBB	2.75	06/01/31	50,000	51,013
Comcast Corp.	A-	2.35	01/15/27	100,000	103,569

					154,582

CONSUMER DISCRETIONARY (3.1%)
Amazon.com, Inc.	AA	1.20	06/03/27	40,000	39,457
AutoZone, Inc.	BBB	3.25	04/15/25	55,000	57,752
AutoZone, Inc.	BBB	3.70	04/15/22	10,000	10,010
Best Buy Co., Inc.	BBB+	1.95	10/01/30	100,000	95,938
Brunswick Corp.	BBB-	0.85	08/18/24	50,000	49,285
Dollar General Corp.	BBB	3.25	04/15/23	30,000	30,725
Harman International Industries, Inc.	A-	4.15	05/15/25	55,000	59,207
Kohl’s Corp.	BBB-	3.25	02/01/23	20,000	20,227
Lowe’s Cos., Inc.	BBB+	4.00	04/15/25	35,000	37,850
Marriott International, Inc.	BBB-	3.13	02/15/23	55,000	55,895
NVR, Inc.	BBB+	3.95	09/15/22	55,000	55,863
Tapestry, Inc.	BBB-	3.00	07/15/22	70,000	70,618
Travel + Leisure Co.	BB-	5.65	04/01/24	70,000	74,375

					657,202

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — MID-TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
CONSUMER STAPLES (0.8%)
Kellogg Co.	BBB	2.65	12/01/23	$55,000	$56,679
Keurig Dr Pepper, Inc.	BBB	3.13	12/15/23	80,000	82,896
Molson Coors Beverage Co.	BBB-	3.50	05/01/22	25,000	25,207

					164,782

FINANCIALS (7.0%)
Alleghany Corp.	BBB+	4.95	06/27/22	55,000	56,041
Allstate Corp.	A-	0.75	12/15/25	100,000	97,443
American International Group, Inc.	BBB+	4.13	02/15/24	55,000	58,399
Bank of America Corp.	A-	3.37	01/23/26	80,000	84,160
Block Financial LLC	BBB	5.50	11/01/22	70,000	70,991
Fairfax U.S., Inc.†	BBB-	4.88	08/13/24	20,000	21,346
Fifth Third Bancorp	BBB	4.30	01/16/24	70,000	74,020
FS KKR Capital Corp.	NR	4.75	05/15/22	75,000	75,784
Goldman Sachs Group, Inc.	BBB+	3.20	02/23/23	70,000	71,790
Infinity Property & Casualty Corp.	BBB	5.00	09/19/22	55,000	56,477
JPMorgan Chase & Co.	A-	1.47	09/22/27	60,000	58,814
JPMorgan Chase & Co.	BBB+	3.88	09/10/24	40,000	42,427
Legg Mason, Inc.	A	3.95	07/15/24	55,000	58,468
Lincoln National Corp.	A-	4.00	09/01/23	55,000	57,656
Morgan Stanley	BBB+	3.13	01/23/23	70,000	71,773
Prospect Capital Corp.	BBB-	4.95	07/15/22	70,000	70,700
Prospect Capital Corp.	BBB-	5.88	03/15/23	55,000	57,374
Signet UK Finance PLC	BB-	4.70	06/15/24	55,000	55,912
Stifel Financial Corp.	BBB-	4.25	07/18/24	55,000	58,566
Synchrony Financial	BBB-	3.70	08/04/26	40,000	42,478
Unum Group	BBB	4.00	03/15/24	95,000	100,296
Voya Financial, Inc.	BBB+	3.65	06/15/26	55,000	59,205
WR Berkley Corp.	BBB+	4.63	03/15/22	55,000	55,436

					1,455,556

HEALTH CARE (3.2%)
AbbVie, Inc.	BBB+	2.85	05/14/23	70,000	71,550
AbbVie, Inc.	BBB+	4.25	11/14/28	100,000	113,079
Aetna, Inc.	BBB	2.80	06/15/23	70,000	71,723
Anthem, Inc.	A	2.88	09/15/29	70,000	73,263
Anthem, Inc.	A	3.13	05/15/22	55,000	55,520
CVS Health Corp.	BBB	3.38	08/12/24	15,000	15,764
CVS Health Corp.	BBB	3.88	07/20/25	40,000	42,987
Humana, Inc.	BBB+	3.85	10/01/24	70,000	74,307
Thermo Fisher Scientific, Inc.	BBB+	1.75	10/15/28	100,000	99,347
Zimmer Biomet Hldgs., Inc.	BBB	3.15	04/01/22	55,000	55,110

					672,650

INDUSTRIALS (1.4%)
Deere & Co.	A	2.75	04/15/25	35,000	36,562
General Dynamics Corp.	A-	3.25	04/01/25	35,000	36,994
JB Hunt Transport Svcs., Inc.	BBB+	3.30	08/15/22	55,000	55,659
Lennox International, Inc.	BBB	1.70	08/01/27	100,000	98,257
Verisk Analytics, Inc.	BBB	4.13	09/12/22	55,000	56,249

					283,721

INFORMATION TECHNOLOGY (2.7%)
Apple, Inc.	AA+	2.05	09/11/26	100,000	102,726
Applied Materials, Inc.	A	3.90	10/01/25	100,000	108,947
Global Payments, Inc.	BBB-	3.75	06/01/23	25,000	25,763
Intel Corp.	A+	3.40	03/25/25	75,000	79,721
Jabil, Inc.	BBB-	4.70	09/15/22	55,000	56,454

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — MID-TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
INFORMATION TECHNOLOGY (CONTINUED)
PayPal Hldgs., Inc.	A-	2.65	10/01/26	$ 95,000	$99,726
Teledyne Technologies, Inc.	BBB	2.75	04/01/31	100,000	101,408

					574,745

MATERIALS (0.6%)
Ecolab, Inc.	A-	1.65	02/01/27	60,000	60,272
Southern Copper Corp.	BBB+	3.50	11/08/22	55,000	56,100

					116,372

REAL ESTATE (2.0%)
Boston Properties LP	BBB+	3.25	01/30/31	100,000	104,770
Boston Properties LP	BBB+	3.80	02/01/24	80,000	83,666
Crown Castle International Corp.	BBB-	3.15	07/15/23	70,000	72,108
Jones Lang LaSalle, Inc.	BBB+	4.40	11/15/22	40,000	40,839
Omega Healthcare Investors, Inc.	BBB-	4.38	08/01/23	50,000	52,173
Omega Healthcare Investors, Inc.	BBB-	4.50	01/15/25	20,000	21,366
Service Properties Trust	B+	5.00	08/15/22	35,000	34,961

					409,883

UTILITIES (0.5%)
Exelon Generation Co. LLC	BBB-	4.25	06/15/22	25,000	25,177
Southern Co.	BBB	3.25	07/01/26	70,000	74,052

					99,229
TOTAL CORPORATE DEBT
					4,588,722

TOTAL LONG-TERM DEBT SECURITIES
(Cost: $20,788,876) 99.3%					20,748,897

				Shares	Value
COMMON STOCKS:
ENERGY (0.2%)
Diamond Offshore Drilling, Inc.*				1,392	$5,220
Superior Energy Svcs., Inc.*				928	23,381	††
Valaris Ltd.*				245	8,820

					37,421

TOTAL COMMON STOCKS
(Cost: $134,334) 0.2%					37,421

		Rate(%)	Maturity	Face Amount	Value
TEMPORARY CASH INVESTMENT (0.2%)
JP Morgan Chase, New York Time Deposit		0.01	01/03/22	$47,798	$47,798

TOTAL TEMPORARY CASH INVESTMENT (Cost: $47,798) 0.2%					47,798

TOTAL INVESTMENTS (Cost: $20,971,008) 99.7%					20,834,116

OTHER NET ASSETS 0.3%					61,995

NET ASSETS 100.0%					$20,896,111

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2021

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (49.2%)
U.S. Treasury Bond	AA+	1.13	05/15/40	$1,425,000	$1,248,990
U.S. Treasury Bond	AA+	1.13	08/15/40	1,100,000	960,437
U.S. Treasury Bond	AA+	1.38	11/15/40	250,000	227,832
U.S. Treasury Bond	AA+	2.25	08/15/46	615,000	650,266
U.S. Treasury Bond	AA+	2.75	08/15/47	210,000	244,371
U.S. Treasury Bond	AA+	2.88	05/15/49	605,000	728,789
U.S. Treasury Note	AA+	0.50	11/30/23	500,000	498,086
U.S. Treasury Note	AA+	0.50	04/30/27	2,000,000	1,918,438
U.S. Treasury Note	AA+	0.63	03/31/27	350,000	338,311
U.S. Treasury Note	AA+	0.63	05/15/30	675,000	631,125
U.S. Treasury Note	AA+	0.88	09/30/26	400,000	392,859
U.S. Treasury Note	AA+	1.13	08/31/28	150,000	147,094
U.S. Treasury Note	AA+	1.25	05/31/28	1,025,000	1,014,870
U.S. Treasury Note	AA+	1.25	06/30/28	550,000	544,371
U.S. Treasury Note	AA+	1.50	02/15/30	350,000	351,805
U.S. Treasury Note	AA+	1.63	08/15/29	1,045,000	1,060,144
U.S. Treasury Note	AA+	2.25	08/15/27	1,555,000	1,631,171
U.S. Treasury Note	AA+	2.25	11/15/27	1,065,000	1,118,125
U.S. Treasury Note	AA+	2.38	05/15/27	1,105,000	1,166,207
U.S. Treasury Note	AA+	2.63	02/15/29	1,045,000	1,129,702
U.S. Treasury Note	AA+	2.88	05/15/28	835,000	909,726
U.S. Treasury Note	AA+	3.13	11/15/28	85,000	94,479
U.S. Treasury Strip	AA+	0.00	08/15/26	420,000	395,606
U.S. Treasury Strip	AA+	0.00	08/15/28	420,000	380,306
U.S. Treasury Strip	AA+	0.00	08/15/29	420,000	373,202
U.S. Treasury Strip	AA+	0.00	08/15/33	210,000	171,452
U.S. Treasury Strip	AA+	0.00	08/15/35	210,000	163,517
U.S. Treasury Strip	AA+	0.00	08/15/37	210,000	155,334

					18,646,615

U.S. GOVERNMENT AGENCIES (29.6%)
MORTGAGE-BACKED OBLIGATIONS (29.6%)
FHLMC	AA+	2.00	11/01/50	91,744	91,543
FHLMC	AA+	2.00	11/01/50	121,937	121,409
FHLMC	AA+	2.00	11/01/50	92,747	92,543
FHLMC	AA+	2.00	12/01/50	93,829	93,917
FHLMC	AA+	2.00	02/01/51	181,742	181,776
FHLMC	AA+	2.50	12/01/27	16,538	17,146
FHLMC	AA+	2.50	06/01/35	29,954	31,034
FHLMC	AA+	2.50	10/01/49	72,848	74,598
FHLMC	AA+	2.50	11/01/50	268,933	276,462
FHLMC	AA+	2.50	04/01/51	192,359	196,439
FHLMC	AA+	2.50	10/01/51	124,162	126,932
FHLMC	AA+	3.00	02/01/32	36,698	38,622
FHLMC	AA+	3.00	11/01/42	8,617	8,831
FHLMC	AA+	3.00	03/01/43	21,710	22,968
FHLMC	AA+	3.00	04/01/43	20,627	21,826
FHLMC	AA+	3.00	04/01/43	135,642	143,708
FHLMC	AA+	3.00	04/01/43	134,140	141,601
FHLMC	AA+	3.00	09/15/43	9,889	9,962
FHLMC	AA+	3.00	04/15/45	7,870	7,933
FHLMC	AA+	3.00	09/01/46	51,143	54,165
FHLMC	AA+	3.00	09/01/46	30,513	31,773
FHLMC	AA+	3.00	11/01/46	11,389	11,669
FHLMC	AA+	3.00	05/01/49	63,265	65,773
FHLMC	AA+	3.00	11/01/49	56,325	58,857
FHLMC	AA+	3.00	11/01/49	47,471	49,464

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
U.S. GOVERNMENT AGENCIES (CONTINUED)
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
FHLMC	AA+	3.50	02/01/35	$41,641	$44,517
FHLMC	AA+	3.50	02/01/36	24,071	25,658
FHLMC	AA+	3.50	11/01/39	52,561	55,604
FHLMC	AA+	3.50	01/01/41	38,505	41,415
FHLMC	AA+	3.50	06/01/43	23,037	24,757
FHLMC	AA+	3.50	01/01/44	136,046	146,835
FHLMC	AA+	3.50	11/01/45	37,637	40,163
FHLMC	AA+	3.50	08/01/47	78,915	83,819
FHLMC	AA+	3.50	12/01/47	28,938	30,653
FHLMC	AA+	4.00	02/01/25	22,885	24,020
FHLMC	AA+	4.00	05/01/25	18,569	19,502
FHLMC	AA+	4.00	01/01/38	29,493	32,384
FHLMC	AA+	4.00	01/15/40	100,000	102,800
FHLMC	AA+	4.00	10/01/44	34,702	38,083
FHLMC	AA+	4.00	05/01/47	16,594	17,786
FHLMC	AA+	4.50	08/15/35	17,153	18,653
FHLMC	AA+	4.50	05/01/48	12,164	13,096
FHLMC	AA+	4.50	05/01/48	24,074	25,996
FHLMC	AA+	5.00	02/01/26	17,338	18,858
FHLMC ARM	AA+	1.93	10/01/51	680,955	692,050
FHLMC Strip	AA+	3.00	01/15/43	32,934	33,798
FHLMC Strip	AA+	3.50	10/15/47	16,145	16,963
FNMA	AA+	1.83	09/01/51	495,581	501,105
FNMA	AA+	2.00	11/01/35	182,385	186,891
FNMA	AA+	2.00	07/01/36	500,000	512,463
FNMA	AA+	2.00	10/01/50	91,355	91,245
FNMA	AA+	2.00	10/01/50	200,983	200,776
FNMA	AA+	2.00	10/01/50	87,443	87,252
FNMA	AA+	2.00	08/01/51	173,629	173,249
FNMA	AA+	2.25	01/01/28	23,522	23,990
FNMA	AA+	2.50	02/01/33	22,234	22,759
FNMA	AA+	2.50	05/01/35	45,540	47,193
FNMA	AA+	2.50	10/01/35	127,078	132,872
FNMA	AA+	2.50	05/01/46	96,707	99,015
FNMA	AA+	2.50	10/01/50	91,796	93,755
FNMA	AA+	2.50	01/01/51	637,894	652,959
FNMA	AA+	2.50	04/01/51	191,500	195,855
FNMA	AA+	2.50	04/01/51	180,176	184,149
FNMA	AA+	2.50	08/01/51	284,896	291,252
FNMA	AA+	2.50	08/01/51	297,810	305,495
FNMA	AA+	2.50	12/01/51	700,000	715,619
FNMA	AA+	2.68	12/01/26	75,000	77,543
FNMA	AA+	3.00	09/01/33	26,235	27,760
FNMA	AA+	3.00	03/01/36	22,454	23,700
FNMA	AA+	3.00	04/25/42	19,503	19,726
FNMA	AA+	3.00	12/01/42	6,651	6,816
FNMA	AA+	3.00	02/01/45	21,209	22,583
FNMA	AA+	3.00	03/01/45	4,032	4,127
FNMA	AA+	3.00	01/01/47	13,520	13,852
FNMA	AA+	3.00	12/01/47	10,195	10,599
FNMA	AA+	3.00	03/01/50	107,067	113,265
FNMA	AA+	3.50	07/01/34	29,738	31,606
FNMA	AA+	3.50	10/01/34	26,576	28,058
FNMA	AA+	3.50	01/01/43	11,662	12,530
FNMA	AA+	3.50	08/01/43	45,479	48,876

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
U.S. GOVERNMENT AGENCIES (CONTINUED)
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
FNMA	AA+	3.50	08/01/43	$21,394	$23,163
FNMA	AA+	3.50	08/01/44	30,144	31,378
FNMA	AA+	3.50	04/01/45	75,366	80,547
FNMA	AA+	3.50	05/01/45	49,492	53,248
FNMA	AA+	3.50	10/01/45	62,938	67,253
FNMA	AA+	3.50	02/01/46	19,807	21,140
FNMA	AA+	3.50	02/01/46	46,669	50,169
FNMA	AA+	3.50	09/01/47	73,372	78,585
FNMA	AA+	3.50	11/01/47	131,294	139,147
FNMA	AA+	3.50	04/01/48	8,129	8,538
FNMA	AA+	3.50	02/01/50	27,302	29,422
FNMA	AA+	3.53	01/01/26	100,000	103,989
FNMA	AA+	4.00	07/25/26	13,528	13,603
FNMA	AA+	4.00	01/01/31	41,298	44,216
FNMA	AA+	4.00	10/01/36	13,531	14,664
FNMA	AA+	4.00	05/01/43	73,314	80,263
FNMA	AA+	4.00	01/01/44	101,875	111,764
FNMA	AA+	4.00	11/01/45	20,353	22,031
FNMA	AA+	4.00	02/01/47	28,900	31,207
FNMA	AA+	4.00	04/01/49	184,184	195,736
FNMA	AA+	4.00	03/01/50	106,565	114,041
FNMA	AA+	4.00	07/01/56	22,194	24,150
FNMA	AA+	4.50	05/01/30	100,608	107,713
FNMA	AA+	4.50	12/01/39	48,303	53,007
FNMA	AA+	4.50	07/01/40	74,510	79,538
FNMA	AA+	4.50	07/01/42	94,596	104,424
FNMA	AA+	4.50	04/01/44	20,782	22,738
FNMA	AA+	4.50	11/01/47	33,212	35,930
FNMA	AA+	4.50	11/01/47	24,061	26,324
FNMA	AA+	4.50	11/01/47	26,534	28,948
FNMA	AA+	4.50	02/01/49	17,361	18,680
FNMA	AA+	5.00	10/01/25	31,269	34,015
FNMA	AA+	5.00	08/01/37	48,972	55,157
FNMA	AA+	5.50	09/01/25	28,379	31,063
FNMA	AA+	5.50	05/01/38	52,235	59,139
FNMA	AA+	6.00	03/01/36	10,526	11,504
FNMA	AA+	6.00	04/01/37	11,381	12,574
FNMA	AA+	6.00	12/01/37	21,887	25,106
FRESB Multifamily Mortgage	AA+	2.37	10/25/26	31,914	32,160
FRESB Multifamily Mortgage	AA+	3.61	10/25/28	20,066	20,894
GNMA (3)	AA+	3.00	07/16/36	35,493	36,378
GNMA (3)	AA+	3.00	01/15/46	54,557	57,934
GNMA (3)	AA+	3.00	03/15/46	71,469	75,896
GNMA (3)	AA+	3.00	07/15/46	86,348	91,698
GNMA (3)	AA+	3.00	02/20/47	28,179	29,574
GNMA (3)	AA+	3.50	02/20/42	10,734	11,077
GNMA (3)	AA+	3.50	07/15/42	25,223	26,987
GNMA (3)	AA+	3.50	03/20/45	31,194	32,801
GNMA (3)	AA+	3.50	05/20/45	40,726	43,784
GNMA (3)	AA+	4.00	04/15/24	41,139	43,183
GNMA (3)	AA+	4.00	01/20/41	18,793	20,182
GNMA (3)	AA+	4.00	08/15/41	14,358	15,787
GNMA (3)	AA+	4.00	12/15/41	27,425	30,169
GNMA (3)	AA+	4.00	08/20/42	10,330	11,057
GNMA (3)	AA+	4.50	10/15/40	37,598	43,222

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
U.S. GOVERNMENT AGENCIES (CONTINUED)
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
GNMA (3)	AA+	5.00	06/20/39	$14,422	$15,931
GNMA (3)	AA+	5.50	01/15/36	58,080	63,928

					11,224,052

CORPORATE DEBT (20.3%)
COMMUNICATION SERVICES (0.7%)
AT&T, Inc.	BBB	2.75	06/01/31	85,000	86,721
Comcast Corp.	A-	3.40	04/01/30	160,000	174,619

					261,340

CONSUMER DISCRETIONARY (3.8%)
Amazon.com, Inc.	AA	1.20	06/03/27	80,000	78,914
Amazon.com, Inc.	AA	5.20	12/03/25	105,000	119,481
AutoZone, Inc.	BBB	3.25	04/15/25	115,000	120,755
AutoZone, Inc.	BBB	3.70	04/15/22	15,000	15,015
Best Buy Co., Inc.	BBB+	1.95	10/01/30	150,000	143,907
Brinker International, Inc.	B	3.88	05/15/23	85,000	86,913
Brunswick Corp.	BBB-	2.40	08/18/31	160,000	153,416
Dollar General Corp.	BBB	3.25	04/15/23	85,000	87,054
Harman International Industries, Inc.	A-	4.15	05/15/25	105,000	113,031
Kohl’s Corp.	BBB-	3.25	02/01/23	40,000	40,454
Lowe’s Cos., Inc.	BBB+	3.12	04/15/22	40,000	40,085
Lowe’s Cos., Inc.	BBB+	4.00	04/15/25	30,000	32,443
Marriott International, Inc.	BBB-	3.13	02/15/23	65,000	66,057
Mattel, Inc.	B+	3.15	03/15/23	40,000	40,700
NVR, Inc.	BBB+	3.95	09/15/22	85,000	86,334
O’Reilly Automotive, Inc.	BBB	3.80	09/01/22	70,000	70,919
Travel + Leisure Co.	BB-	3.90	03/01/23	85,000	86,227
Whirlpool Corp.	BBB	3.70	05/01/25	40,000	42,664

					1,424,369

CONSUMER STAPLES (0.5%)
Mead Johnson Nutrition Co.	A-	4.13	11/15/25	40,000	43,580
Molson Coors Beverage Co.	BBB-	3.50	05/01/22	65,000	65,537
Sysco Corp.	BBB	3.75	10/01/25	75,000	80,370

					189,487

ENERGY (0.4%)
Devon Energy Corp.	BBB-	5.85	12/15/25	50,000	57,169
Kinder Morgan Energy Partners LP	BBB	4.30	05/01/24	105,000	111,390

					168,559

FINANCIALS (5.6%)
Alleghany Corp.	BBB+	4.95	06/27/22	40,000	40,757
Allstate Corp.	A-	0.75	12/15/25	175,000	170,525
American Express Co.	BBB	3.63	12/05/24	105,000	112,192
American International Group, Inc.	BBB+	3.75	07/10/25	105,000	112,352
Bank of America Corp.	A-	3.37	01/23/26	60,000	63,120
Bank of America Corp.	BBB+	3.95	04/21/25	105,000	112,235
Block Financial LLC	BBB	5.25	10/01/25	65,000	72,018
Block Financial LLC	BBB	5.50	11/01/22	45,000	45,637
Citigroup, Inc.	BBB	3.88	03/26/25	105,000	112,057
Fairfax U.S., Inc.†	BBB-	4.88	08/13/24	75,000	80,048
Fifth Third Bancorp	BBB	4.30	01/16/24	105,000	111,030
JPMorgan Chase & Co.	A-	1.47	09/22/27	75,000	73,517
JPMorgan Chase & Co.	BBB+	3.88	09/10/24	105,000	111,370
Kemper Corp.	BBB	4.35	02/15/25	40,000	42,687

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
CORPORATE DEBT (CONTINUED)
FINANCIALS (CONTINUED)
Lincoln National Corp.	A-	4.00	09/01/23	$85,000	$89,105
Old Republic International Corp.	BBB+	3.88	08/26/26	105,000	113,686
Reinsurance Group of America, Inc.	A	4.70	09/15/23	20,000	21,173
Signet UK Finance PLC	BB-	4.70	06/15/24	105,000	106,742
Stifel Financial Corp.	BBB-	4.25	07/18/24	30,000	31,945
Synchrony Financial	BBB-	3.70	08/04/26	55,000	58,408
Unum Group	BBB	4.00	03/15/24	155,000	163,641
Voya Financial, Inc.	BBB+	3.65	06/15/26	105,000	113,027
Wells Fargo & Co.	BBB	3.45	02/13/23	85,000	87,453
Wells Fargo & Co.	BBB	4.13	08/15/23	20,000	20,974
WR Berkley Corp.	BBB+	4.63	03/15/22	40,000	40,317

					2,106,016

HEALTH CARE (2.7%)
AbbVie, Inc.	BBB+	4.25	11/14/28	160,000	180,927
Anthem, Inc.	A	2.88	09/15/29	135,000	141,293
Anthem, Inc.	A	3.30	01/15/23	75,000	76,951
Biogen, Inc.	A-	4.05	09/15/25	50,000	54,306
Evernorth Health, Inc.	A-	3.50	06/15/24	40,000	41,897
Humana, Inc.	BBB+	3.85	10/01/24	65,000	68,999
Merck & Co., Inc.	A+	2.15	12/10/31	130,000	130,363
Owens & Minor, Inc.	BB-	4.38	12/15/24	60,000	63,600
Quest Diagnostics, Inc.	BBB+	3.50	03/30/25	15,000	15,831
Thermo Fisher Scientific, Inc.	BBB+	2.00	10/15/31	160,000	157,645
Zimmer Biomet Hldgs., Inc.	BBB	3.15	04/01/22	105,000	105,210

					1,037,022

INDUSTRIALS (1.0%)
Deere & Co.	A	2.75	04/15/25	125,000	130,578
General Dynamics Corp.	A-	3.25	04/01/25	65,000	68,704
Hexcel Corp.	BB+	4.95	08/15/25	80,000	87,243
Verisk Analytics, Inc.	BBB	4.00	06/15/25	105,000	112,815

					399,340

INFORMATION TECHNOLOGY (2.9%)
Apple, Inc.	AA+	2.05	09/11/26	140,000	143,816
Applied Materials, Inc.	A	3.90	10/01/25	205,000	223,341
Arrow Electronics, Inc.	BBB-	4.00	04/01/25	20,000	21,326
Arrow Electronics, Inc.	BBB-	4.50	03/01/23	25,000	25,720
Avnet, Inc.	BBB-	4.88	12/01/22	5,000	5,178
Global Payments, Inc.	BBB-	3.75	06/01/23	85,000	87,594
Intel Corp.	A+	3.40	03/25/25	100,000	106,295
Keysight Technologies, Inc.	BBB	4.55	10/30/24	105,000	113,525
Motorola Solutions, Inc.	BBB-	4.00	09/01/24	20,000	21,300
PayPal Hldgs., Inc.	A-	2.65	10/01/26	175,000	183,706
Teledyne Technologies, Inc.	BBB	2.75	04/01/31	175,000	177,465

					1,109,266

MATERIALS (1.4%)
Carpenter Technology Corp.	BB+	4.45	03/01/23	75,000	76,856
Ecolab, Inc.	A-	2.13	02/01/32	160,000	158,670
Sherwin-Williams Co.	BBB	3.95	01/15/26	105,000	114,260
Southern Copper Corp.	BBB+	3.50	11/08/22	85,000	86,700
Teck Resources Ltd.	BBB-	3.75	02/01/23	20,000	20,291
Teck Resources Ltd.	BBB-	4.75	01/15/22	65,000	65,049

					521,826

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC. — BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2021

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
CORPORATE DEBT (CONTINUED)
REAL ESTATE (1.1%)
Boston Properties LP	BBB+	3.25	01/30/31	$150,000	$157,155
Healthpeak Properties, Inc.	BBB+	3.40	02/01/25	80,000	83,933
Jones Lang LaSalle, Inc.	BBB+	4.40	11/15/22	85,000	86,782
Service Properties Trust	B+	5.00	08/15/22	95,000	94,894

					422,764

UTILITIES (0.2%)
Exelon Generation Co. LLC	BBB-	4.25	06/15/22	20,000	20,142
National Fuel Gas Co.	BBB-	5.20	07/15/25	40,000	43,828

					63,970

TOTAL CORPORATE DEBT					7,703,959

TOTAL LONG-TERM DEBT SECURITIES (Cost: $37,721,052) 99.1%					37,574,626

SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.3%)
U.S. Treasury Bill	A-1+	0.04	03/24/22	$100,000	$99,988

TOTAL SHORT-TERM DEBT SECURITIES
(Cost: $99,991) 0.3%					99,988

				Shares	Value
COMMON STOCKS:
ENERGY (0.1%)
Diamond Offshore Drilling, Inc.*				2,262	$8,483
Superior Energy Svcs., Inc.*				1,470	37,037	††
Valaris Ltd.*				380	13,680

					59,200

TOTAL COMMON STOCKS
(Cost: $212,509) 0.1%					59,200

		Rate(%)	Maturity	Face Amount	Value
TEMPORARY CASH INVESTMENT (0.1%)
Citibank, New York Time Deposit		0.01	01/03/22	$31,171	$31,171

TOTAL TEMPORARY CASH INVESTMENT (Cost: $31,171) 0.1%					31,171

TOTAL INVESTMENTS (Cost: $38,064,723) 99.6%					37,764,985

OTHER NET ASSETS 0.4%					147,444

NET ASSETS 100.0%					$37,912,429

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

FOOTNOTES TO PORTFOLIOS OF INVESTMENTS IN SECURITIES

December 31, 2021

Abbreviations:	FHLB = Federal Home Loan Bank
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
FRESB = Federal Home Loan Mortgage Corporation Multifamily Securitization Small Loan Balance
GNMA = Government National Mortgage Association
NR = Not Rated

*	Non-income producing security.

**	Ratings as per Standard & Poor’s Corporation (unaudited).

†

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, the aggregate values of these securities and their percentages of the respective Portfolios’ net assets were as follows:

Portfolio	Aggregate Market Value	Percentage of Net Assets
MONEY MARKET PORTFOLIO	$2,459,891	30.5%
INTERNATIONAL PORTFOLIO	$261,525	1.7%
MID-TERM BOND PORTFOLIO	$21,346	0.1%
BOND PORTFOLIO	$80,048	0.2%

††	Level 3 Security (Note 1).

(1)

This security, or a portion thereof, has been segregated to cover initial margin requirements on open futures contracts. Information on futures contracts outstanding in the Portfolios as of December 31, 2021, was as follows:

Portfolio	Number of Contracts	Contract Type	Purchased (P) or Sold (S)	Expiration Date	Underlying Face Amount at Value	Unrealized Gain(Loss)(a)	Face Value of Futures as a % of Total Investments
EQUITY INDEX PORTFOLIO	5	E-mini S&P 500 Stock Index	P	March 2022	$1,189,625	$24,675	1.0%
MID-CAP EQUITY INDEX PORTFOLIO	3	E-mini S&P MidCap 400 Stock Index	P	March 2022	$851,310	$28,642	1.4%

(a)

Includes the cumulative appreciation(depreciation) of futures contracts, which is included in Total Distributable Earnings (Loss) in the Components of Net Assets section of the Statements of Assets and Liabilities. The Receivable or Payable for Daily Variation on Futures Contracts in the Statements of Assets and Liabilities only includes the current day’s variation margin payable or receivable.

(2)	Percentage is less than 0.05%.

(3)	U.S. Government guaranteed security.

(This page has been left blank intentionally.)

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

	Equity Index Portfolio	All America Portfolio	Small Cap Value Portfolio	Small Cap Growth Portfolio	Small Cap Equity Index Portfolio
ASSETS
Investments at fair value

(Cost:  Equity Index Portfolio — $90,100,905

All America Portfolio — $13,178,691

Small Cap Value Portfolio — $11,308,256

Small Cap Growth Portfolio — $12,258,086

Small Cap Equity Index Portfolio — $6,595,304

Mid Cap Value Portfolio — $3,487,511

Mid-Cap Equity Index Portfolio — $48,070,487

International Portfolio — $15,173,246

Retirement Income Portfolio — $5,258,111

2015 Retirement Portfolio — $5,750,545

2020 Retirement Portfolio — $14,302,244

2025 Retirement Portfolio — $22,091,900

2030 Retirement Portfolio — $13,971,593)

(Notes 1 and 3)	$123,997,830	$17,910,603	$11,930,134	$15,621,022	$7,576,615
Cash	6	21,693	—	—	10,916
Interest and dividends receivable	73,976	12,653	7,234	4,893	8,350
Receivable for securities sold	—	47,230	240,552	73,933	5,083
Receivable for daily variation on future contracts	—	—	—	—	—
Shareholder subscriptions receivable	48,224	1,306	4,258	4,656	2,480
Due from the Adviser	196,640	43,629	54,855	44,823	57,547

TOTAL ASSETS	124,316,676	18,037,114	12,237,033	15,749,327	7,660,991

LIABILITIES
Due to custodian bank	—	—	—	—	—
Payable for securities purchased	166,080	50,528	231,260	69,519	11,155
Payable for daily variation on future contracts	3,487	—	—	—	—
Shareholder redemptions payable	—	20	—	—	—
Accrued expenses	264,723	69,551	69,524	64,324	62,737

TOTAL LIABILITIES:	434,290	120,099	300,784	133,843	73,892

NET ASSETS	$123,882,386	$17,917,015	$11,936,249	$15,615,484	$7,587,099

NUMBER OF SHARES OUTSTANDING (Note 4)	1,720,549	502,377	626,045	676,788	643,592

NET ASSET VALUES, offering and redemption price per share	$72.00	$35.66	$19.07	$23.07	$11.79

COMPONENTS OF NET ASSETS
Paid-in capital	$85,704,359	$12,353,874	$10,169,938	$10,260,926	$6,625,936
Total Distributable Earnings (Loss) (Notes 1 and 5)	38,178,027	5,563,141	1,766,311	5,354,558	961,163

NET ASSETS	$123,882,386	$17,917,015	$11,936,249	$15,615,484	$7,587,099

(a)	The Retirement and Allocation Portfolios are invested in affiliated investment companies of Mutual of America Variable Insurance Portfolios.

The accompanying notes are an integral part of these financial statements.

Mid Cap Value Portfolio	Mid-Cap Equity Index Portfolio	International Portfolio	Retirement Income Portfolio		2015 Retirement Portfolio		2020 Retirement Portfolio		2025 Retirement Portfolio		2030 Retirement Portfolio

$3,925,754	$59,433,116	$15,415,610	$5,335,755	(a)	$6,354,616	(a)	$16,243,828	(a)	$25,810,374	(a)	$16,672,833	(a)
—	—	—	100		100		100		100		100
3,288	49,116	19,995	—		—		—		—		—
63,709	—	53,421	—		—		—		—		—
—	300	—	—		—		—		—		—
5,308	24,118	18,363	—		—		—		—		—
37,163	106,523	49,147	35,692		35,447		34,057		38,446		38,810

4,035,222	59,613,173	15,556,536	5,371,547		6,390,163		16,277,985		25,848,920		16,711,743

—	—	29	—		—		—		—		—
61,221	40,931	92,818	—		—		—		—		—
—	—	—	—		—		—		—		—
—	—	—	—		—		—		—		—
41,602	146,953	56,558	29,485		29,381		31,063		34,348		33,039

102,823	187,884	149,405	29,485		29,381		31,063		34,348		33,039

$3,932,399	$59,425,289	$15,407,131	$5,342,062		$6,360,782		$16,246,922		$25,814,572		$16,678,704

175,973	1,898,109	1,441,403	387,161		519,947		1,086,595		1,520,096		898,476

$22.35	$31.31	$10.69	$13.80		$12.23		$14.95		$16.98		$18.56

$3,258,773	$44,885,293	$13,451,894	$4,956,861		$5,491,791		$13,532,728		$21,376,993		$13,988,073
673,626	14,539,996	1,955,237	385,201		868,991		2,714,194		4,437,579		2,690,631

$3,932,399	$59,425,289	$15,407,131	$5,342,062		$6,360,782		$16,246,922		$25,814,572		$16,678,704

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2021

	2035 Retirement Portfolio		2040 Retirement Portfolio		2045 Retirement Portfolio		2050 Retirement Portfolio		2055 Retirement Portfolio
ASSETS
Investments at fair value

(Cost:  2035 Retirement Portfolio — $6,993,610

2040 Retirement Portfolio — $6,671,260

2045 Retirement Portfolio — $3,231,261

2050 Retirement Portfolio — $3,244,064

2055 Retirement Portfolio — $748,544

2060 Retirement Portfolio — $666,526

Conservative Allocation Portfolio — $8,990,746

Moderate Allocation Portfolio — $20,032,677

Aggressive Allocation Portfolio — $4,044,387

Money Market Portfolio — $8,064,705

Mid-Term Bond Portfolio — $20,971,008

Bond Portfolio — $38,064,723)

(Notes 1 and 3)	$8,484,008	(a)	$8,164,373	(a)	$4,001,650	(a)	$3,981,628	(a)	$891,116	(a)
Cash	100		100		100		100		100
Interest and dividends receivable	—		—		—		—		—
Receivable for securities sold	—		—		—		—		—
Receivable for daily variation on future contracts	—		—		—		—		—
Shareholder subscriptions receivable			—		—		—		—
Due from the Adviser	36,416		36,722		37,126		36,906		37,267

TOTAL ASSETS	8,520,524		8,201,195		4,038,876		4,018,634		928,483

LIABILITIES
Due to custodian bank	—		—		—		—		—
Payable for securities purchased	—		—		—		—		—
Payable for daily variation on future contracts	—		—		—		—		—
Shareholder redemptions payable	—		—		—		—		—
Accrued expenses	30,481		30,595		29,986		29,778		29,211

TOTAL LIABILITIES	30,481		30,595		29,986		29,778		29,211

NET ASSETS	$8,490,043		$8,170,600		$4,008,890		$3,988,856		$899,272

NUMBER OF SHARES OUTSTANDING (Note 4)	437,126		415,674		205,380		167,012		49,382

NET ASSET VALUES, offering and redemption price per share	$19.42		$19.66		$19.52		$23.88		$18.21

COMPONENTS OF NET ASSETS
Paid-in capital	$6,733,819		$6,476,017		$3,132,094		$3,029,358		$775,010
Total Distributable Earnings (Loss) (Notes 1 and 5)	1,756,224		1,694,583		876,796		959,498		124,262

NET ASSETS	$8,490,043		$8,170,600		$4,008,890		$3,988,856		$899,272

(a)	The Retirement and Allocation Portfolios are invested in affiliated investment companies of Mutual of America Variable Insurance Portfolios.

The accompanying notes are an integral part of these financial statements.

2060 Retirement Portfolio		Conservative Allocation Portfolio		Moderate Allocation Portfolio		Aggressive Allocation Portfolio		Money Market Portfolio	Mid-Term Bond Portfolio	Bond Portfolio

$750,782	(a)	$9,845,279	(a)	$23,583,470	(a)	$5,049,507	(a)	$8,064,705	$20,834,116	$37,764,985
100		100		100		100		6,090	—	—
—		—		—		—		—	76,582	155,777
—		—		—		—		—	—	1,939
—		—		—		—		—	—	—
—		—		—		—		870	2,360	22,842
37,347		34,860		32,758		36,319		32,899	51,398	67,903

788,229		9,880,239		23,616,328		5,085,926		8,104,564	20,964,456	38,013,446

—		—		—		—		—	—	—
—		—		—		—		—	—	—
—		—		—		—		—	—	—
—		—		—		—		—	12	5
31,144		29,712		30,758		29,407		37,719	68,333	101,012

31,144		29,712		30,758		29,407		37,719	68,345	101,017

$757,085		$9,850,527		$23,585,570		$5,056,519		$8,066,845	$20,896,111	$37,912,429

49,700		656,990		1,190,092		216,316		655,221	1,941,203	2,515,539

$15.23		$14.99		$19.82		$23.38		$12.31	$10.76	$15.07

$672,192		$8,474,945		$18,791,653		$3,903,933		$8,067,323	$20,884,916	$37,754,822
84,893		1,375,582		4,793,917		1,152,586		(478)	11,195	157,607

$757,085		$9,850,527		$23,585,570		$5,056,519		$8,066,845	$20,896,111	$37,912,429

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2021

	Equity Index Portfolio		All America Portfolio		Small Cap Value Portfolio	Small Cap Growth Portfolio	Small Cap Equity Index Portfolio
INVESTMENT INCOME AND EXPENSES
INVESTMENT INCOME
Dividends	$1,557,803	(e)	$234,133	(e)	$217,072	$89,719	$105,535	(e)
Interest	41		5		22	13	—
Other Income	3,771		625		960	—	236

Total investment income	1,561,615		234,763		218,054	89,732	105,771

EXPENSES
Investment advisory fees (Note 2)	82,308		66,568		93,491	121,573	5,441

Other operating expenses
Accounting and recordkeeping expenses	417,889		106,454		85,826	98,872	72,133
Shareholders reports	8,282		12,205		4,441	4,525	8,922
Custodian expenses	37,885		17,174		5,306	4,459	50,489
Independent directors’ fees and expenses	5,263		798		598	778	348
Audit	22,689		20,707		20,708	20,708	22,831
Legal and Compliance	80,495		19,300		11,367	15,739	7,806
Administrative	134,610		20,407		15,281	19,880	8,905
Licenses	20,384		1,854		—	—	1,348
Fees and registration	43,268		10,761		16,165	17,625	14,995

Total operating expenses	770,765		209,660		159,692	182,586	187,777

Total expenses before reimbursement	853,073		276,228		253,183	304,159	193,218
Fee waiver and expense reimbursement (Note 2)	(710,404)		(189,690)		(152,213)	(172,860)	(183,061)

Net expenses	142,669		86,538		100,970	131,299	10,157

Net Investment Income (Loss)	1,418,946		148,225		117,084	(41,567)	95,614

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (Note 1)
Net realized gain (loss) on:
Investment securities	3,298,320		1,035,360		2,112,110	2,259,640	902,131
Futures contracts (Note 1)	63,624		—		—	—	—
Foreign currency translation	—		—		—	—	—
Gain distributions from Mutual of America Variable Insurance Portfolios	—		—		—	—	—

	3,361,944		1,035,360		2,112,110	2,259,640	902,131

Change in net unrealized appreciation (depreciation) of:
Investment securities	22,392,757		2,756,871		181,992	(729,349)	353,031
Futures contracts (Note 1)	24,675		—		—	—	—
Foreign currency translation	—		—		—	—	—

	22,417,432		2,756,871		181,992	(729,349)	353,031

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS	25,779,376		3,792,231		2,294,102	1,530,291	1,255,162

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$27,198,322		$3,940,456		$2,411,186	$1,488,724	$1,350,776

(a)	The Retirement and Allocation Portfolios are invested in affiliated Portfolios of Mutual of America Variable Insurance Portfolios and receive dividend income entirely from these affiliated Portfolios.
(b)

The Retirement and Allocation Portfolios incur direct investment management expenses of .05% and .00%, respectively. Certain operating expenses that can be attributed only to the Retirement and Allocation Portfolios were charged directly to those Portfolios, subject to the Adviser’s agreement to reimburse direct non-advisory operating expenses (see Note 2). The Retirement and Allocation Portfolios will also continue to bear their pro-rata share of the non-advisory operating expenses borne by each of the underlying Portfolios in which they invest.

(c)	Realized gains and losses for the Retirement and Allocation Portfolios result from the disposition of shares of the underlying Portfolios.

The accompanying notes are an integral part of these financial statements.

Mid Cap Value Portfolio		Mid-Cap Equity Index Portfolio	International Portfolio	Retirement Income Portfolio		2015 Retirement Portfolio		2020 Retirement Portfolio		2025 Retirement Portfolio		2030 Retirement Portfolio

$58,822	(e)	$789,819	$361,448 (e)	$58,239	(a)	$74,867	(a)	$196,528	(a)	$292,405	(a)	$177,595	(a)
5		25	—	—		—		—		—		—
687		1,890	226	75		91		112		155		214

59,514		791,734	361,674	58,314		74,958		196,640		292,560		177,809

15,081		42,403	10,770	2,097	(b)	3,175	(b)	8,171	(b)	11,758	(b)	7,006	(b)

52,957		237,209	91,583	48,439	(b)	48,582	(b)	49,046	(b)	49,369	(b)	48,924	(b)
4,465		7,200	3,559	3,136	(b)	3,219	(b)	3,219	(b)	3,219	(b)	3,219	(b)
4,379		23,466	6,651	6,999	(b)	8,296	(b)	11,451	(b)	11,462	(b)	11,909	(b)
131		2,711	689	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
20,354		22,690	24,612	18,584	(b)	18,443	(b)	18,443	(b)	18,443	(b)	18,443	(b)
3,178		45,177	847	832	(b)	1,261	(b)	3,243	(b)	4,685	(b)	2,796	(b)
3,360		69,341	17,611	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
—		10,500	—	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
13,061		30,745	11,781	11,837	(b)	11,913	(b)	14,807	(b)	17,817	(b)	15,191	(b)

101,885		449,039	157,333	89,827		91,714		100,209		104,995		100,482

116,966		491,442	168,103	91,924		94,889		108,380		116,753		107,488
(99,143)		(412,290)	(150,872)	(88,568)		(90,444)		(96,940)		(102,643)		(99,081)

17,823		79,152	17,231	3,356		4,445		11,440		14,110		8,407

41,691		712,582	344,443	54,958		70,513		185,200		278,450		169,402

291,238		4,943,848	1,878,313	240,402	(c)	186,722	(c)	654,766	(c)	563,762	(c)	211,063	(c)
—		17,575	—	—		—		—		—		—
—		—	3,134	—		—		—		—		—
—		—	—	16,148		17,564		37,993		43,633		22,955

291,238		4,961,423	1,881,447	256,550		204,286		692,759		607,395		234,018

354,635		6,147,087	(858,268)	(80,567	)(d)	175,832	(d)	608,590	(d)	1,763,159	(d)	1,557,537	(d)
—		28,642	—	—		—		—		—		—
—		—	51	—		—		—		—		—

354,635		6,175,729	(858,217)	(80,567)		175,832		608,590		1,763,159		1,557,537

645,873		11,137,152	1,023,230	175,983		380,118		1,301,349		2,370,554		1,791,555

$687,564		$11,849,734	$1,367,673	$230,941		$450,631		$1,486,549		$2,649,004		$1,960,957

(d)

The Retirement and Allocation Portfolios are invested in affiliated Portfolios of Mutual of America Variable Insurance Portfolios and derive unrealized gains and losses entirely from these affiliated Portfolios.

(e)	Net of foreign taxes as follows:

Equity Index Portfolio	$207
All America Portfolio	$221
Small Cap Equity Index Portfolio	$96
Mid Cap Value Portfolio	$50
International Portfolio	$6,946

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

STATEMENTS OF OPERATIONS (Continued)

For the Year Ended December 31, 2021

	2035 Retirement Portfolio		2040 Retirement Portfolio		2045 Retirement Portfolio		2050 Retirement Portfolio		2055 Retirement Portfolio
INVESTMENT INCOME AND EXPENSES
INVESTMENT INCOME
Dividends	$96,812	(a)	$90,777	(a)	$43,005	(a)	$45,409	(a)	$9,617	(a)
Interest	—		—		—		—		—
Other Income	233		260		263		270		270

Total investment income	97,045		91,037		43,268		45,679		9,887

EXPENSES
Investment advisory fees (Note 2)	3,661	(b)	3,461	(b)	1,750	(b)	1,779	(b)	371	(b)

Other operating expenses
Accounting and recordkeeping expenses	48,614	(b)	48,600	(b)	48,446	(b)	48,448	(b)	48,320	(b)
Shareholders reports	3,219	(b)	3,219	(b)	3,219	(b)	3,219	(b)	3,219	(b)
Custodian expenses	9,714	(b)	9,761	(b)	9,683	(b)	9,556	(b)	9,347	(b)
Independent directors’ fees and expenses	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Audit	18,443	(b)	18,443	(b)	18,443	(b)	18,443	(b)	18,443	(b)
Legal and Compliance	1,454	(b)	1,374	(b)	695	(b)	706	(b)	147	(b)
Administrative	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Licenses	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Fees and registration	13,231	(b)	13,014	(b)	12,129	(b)	11,980	(b)	11,110	(b)

Total operating expenses	94,675		94,411		92,615		92,352		90,586

Total expenses before reimbursement	98,336		97,872		94,365		94,131		90,957
Fee waiver and expense reimbursement (Note 2)	(93,210)		(93,027)		(91,915)		(91,640)		(90,586)

Net expenses	5,126		4,845		2,450		2,491		371

Net Investment Income (Loss)	91,919		86,192		40,818		43,188		9,516

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 1)
Net realized gain (loss) on:
Investment securities	200,898	(c)	171,846	(c)	119,395	(c)	192,134	(c)	21,355	(c)
Futures contracts (Note 1)	—		—		—		—		—
Foreign currency translation	—		—		—		—		—
Gain distributions from Mutual of America Variable Insurance Portfolios	12,899		23,517		8,515		13,633		2,188

	213,797		195,363		127,910		205,767		23,543

Change in net unrealized appreciation (depreciation) of:
Investment securities	822,167	(d)	853,967	(d)	439,273	(d)	370,243	(d)	87,795	(d)
Futures contracts (Note 1)	—		—		—		—		—
Foreign currency translation	—		—		—		—		—

	822,167		853,967		439,273		370,243		87,795

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS	1,035,964		1,049,330		567,183		576,010		111,338

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,127,883		$1,135,522		$608,001		$619,198		$120,854

(a)	The Retirement and Allocation Portfolios are invested in affiliated Portfolios of Mutual of America Variable Insurance Portfolios and receive dividend income entirely from these affiliated Portfolios.
(b)

The Retirement and Allocation Portfolios incur direct investment management expenses of .05% and .00%, respectively. Certain operating expenses that can be attributed only to the Retirement and Allocation Portfolios were charged directly to those Portfolios, subject to the Adviser’s agreement to reimburse direct non-advisory operating expenses (see Note 2). The Retirement and Allocation Portfolios will also continue to bear their pro-rata share of the non-advisory operating expenses borne by each of the underlying Portfolios in which they invest.

(c)	Realized gains and losses for the Retirement and Allocation Portfolios result from the disposition of shares of the underlying Portfolios.
(d)

The Retirement and Allocation Portfolios are invested in affiliated Portfolios of Mutual of America Variable Insurance Portfolios and derive unrealized gains and losses entirely from these affiliated Portfolios.

The accompanying notes are an integral part of these financial statements.

2060 Retirement Portfolio		Conservative Allocation Portfolio		Moderate Allocation Portfolio		Aggressive Allocation Portfolio		Money Market Portfolio	Mid-Term Bond Portfolio	Bond Portfolio

$4,816	(a)	$124,665	(a)	$275,430	(a)	$55,966	(a)	$—	$—	$—
—		—		—		—		5,392	246,483	535,140
293		94		188		238		—	—	—

5,109		124,759		275,618		56,204		5,392	246,483	535,140

214	(b)	—	(b)	—	(b)	—	(b)	11,778	80,065	137,228

48,305	(b)	48,649	(b)	49,129	(b)	48,457	(b)	57,688	118,517	175,637
3,219	(b)	3,169	(b)	3,256	(b)	3,256	(b)	3,592	8,917	6,346
9,344	(b)	7,803	(b)	10,345	(b)	9,330	(b)	3,454	1,487	3,854
—	(b)	—	(b)	—	(b)	—	(b)	376	960	1,688
18,443	(b)	18,584	(b)	18,584	(b)	18,584	(b)	20,708	25,804	25,804
84	(b)	1,948	(b)	4,510	(b)	920	(b)	6,623	3,804	8,560
—	(b)	—	(b)	—	(b)	—	(b)	9,627	24,553	43,170
—	(b)	—	(b)	—	(b)	—	(b)	—	—	—
10,697	(b)	13,186	(b)	16,853	(b)	11,743	(b)	12,562	14,126	18,423

90,092		93,339		102,677		92,290		114,630	198,168	283,482

90,306		93,339		102,677		92,290		126,408	278,233	420,710
(90,092)		(91,377)		(98,135)		(91,360)		(110,704)	(188,160)	(262,370)

214		1,962		4,542		930		15,704	90,073	158,340

4,895		122,797		271,076		55,274		(10,312)	156,410	376,800

19,066	(c)	405,718	(c)	1,528,642	(c)	175,320	(c)	(117)	(8,323)	80,545
—		—		—		—		—	—	—
—		—		—		—		—	—	—
2,477		35,870		30,988		124		—	—	—

21,543		441,588		1,559,630		175,444		(117)	(8,323)	80,545

45,450	(d)	200,484	(d)	1,323,216	(d)	534,284	(d)	—	(509,629)	(1,331,925)
—		—		—		—		—	—	—
—		—		—		—		—	—	—

45,450		200,484		1,323,216		534,284		—	(509,629)	(1,331,925)

66,993		642,072		2,882,846		709,728		(117)	(517,952)	(1,251,380)

$71,888		$764,869		$3,153,922		$765,002		$(10,429)	$(361,542)	$(874,580)

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Equity Index Portfolio		All America Portfolio
	For the Year Ended December 31, 2021	For the Period Ended December 31, 2020†	For the Year Ended December 31, 2021	For the Period Ended December 31, 2020†
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$1,418,946	$1,452,728	$148,225	$169,834
Net realized gain (loss) on investments and futures contracts	3,361,944	(574,578)	1,035,360	(373,308)
Change in net unrealized appreciation (depreciation) of investments and futures contracts	22,417,432	11,504,168	2,756,871	1,975,041

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	27,198,322	12,382,318	3,940,456	1,771,567

DISTRIBUTIONS (NOTES 1 AND 5)
From Distributable Earnings	(1,402,613)	—	(148,887)	—
Return of Capital	—	—	—	—

Total distributions	(1,402,613)	—	(148,887)	—

CAPITAL TRANSACTIONS (Note 4)
Cost of shares transferred in(a)	—	92,468,415	—	14,403,649
Net proceeds from sale of shares	19,837,370	17,183,123	1,054,449	788,337
Shares issued in reorganization(c)	—	—	—	—
Dividends reinvested	1,402,613	—	148,887	—
Cost of shares redeemed	(20,998,987)	(24,188,175)	(1,776,509)	(2,264,934)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS	240,996	85,463,363	(573,173)	12,927,052

INCREASE (DECREASE) IN NET ASSETS	26,036,705	97,845,681	3,218,396	14,698,619
NET ASSETS, BEGINNING OF YEAR	97,845,681	—	14,698,619	—

NET ASSETS, END OF YEAR	$123,882,386	$97,845,681	$17,917,015	$14,698,619

OTHER INFORMATION (Notes 4 and 8):
Shares outstanding at the beginning of year	1,724,876	—	519,203	—

Shares transferred in(a)(b)	—	1,891,242	—	585,510
Shares sold(b)	303,659	354,645	32,565	35,058
Shares issued in reorganization(b)(c)	—	—	—	—
Shares issued as reinvestment of dividends	21,417	—	4,522	—
Shares redeemed(b)	(329,403)	(521,011)	(53,913)	(101,365)

Net Increase (decrease)(b)	(4,327)	1,724,876	(16,826)	519,203

Shares outstanding at the end of year	1,720,549	1,724,876	502,377	519,203

†	For the period from January 24, 2020 (Commencement of Operations) to December 31, 2020.
(a)	Transfer of interests from non-qualified plans out of the Funds of Mutual of America Investment Corporation into the Mutual of America Variable Insurance Portfolios on January 24, 2020.
(b)

On September 25, 2020, the Mutual of America Variable Insurance Portfolios had a 1 for 10 reverse share split. Historical shares outstanding and share activity have been adjusted for periods shown in 2020 to reflect the split on a retroactive basis to the applicable Portfolios.

(c)	Reorganization of Mutual of America Variable Insurance Portfolios, Inc. 2010 Retirement Portfolio into the Retirement Income Portfolio on July 31, 2020.

The accompanying notes are an integral part of these financial statements.

Small Cap Value Portfolio		Small Cap Growth Portfolio		Small Cap Equity Index Portfolio		Mid Cap Value Portfolio		Mid-Cap Equity Index Portfolio
For the Year Ended December 31, 2021	For the Period Ended December 31, 2020†	For the Year Ended December 31, 2021	For the Period Ended December 31, 2020†	For the Year Ended December 31, 2021	For the Period Ended December 31, 2020†	For the Year Ended December 31, 2021	For the Period Ended December 31, 2020†	For the Year Ended December 31, 2021	For the Period Ended December 31, 2020†

$117,084	$133,728	$(41,567)	$(15,796)	$95,614	$44,415	$41,691	$48,993	$712,582	$647,628
2,112,110	(1,114,790)	2,259,640	(198,038)	902,131	86,791	291,238	(119,976)	4,961,423	(2,595,845)
181,992	439,886	(729,349)	4,092,285	353,031	628,280	354,635	83,608	6,175,729	5,215,542

2,411,186	(541,176)	1,488,724	3,878,451	1,350,776	759,486	687,564	12,625	11,849,734	3,267,325

(103,700)	—	(12,666)	—	(1,089,375)	(59,724)	(26,563)	—	(577,063)	—
—	—	—	—	—	—	—	—	—	—

(103,700)	—	(12,666)	—	(1,089,375)	(59,724)	(26,563)	—	(577,063)	—

—	9,394,805	—	12,583,395	—	701,461	—	2,053,847	—	50,110,836
10,206,876	552,252	2,837,004	2,048,374	4,462,368	3,955,313	2,551,128	153,448	8,621,708	7,745,024
—	—	—	—	—	—	—	—	—	—
103,700	—	12,666	—	1,089,375	59,724	26,563	—	577,063	—
(8,324,752)	(1,762,942)	(3,807,640)	(3,412,824)	(2,516,744)	(1,125,561)	(1,112,530)	(413,683)	(10,878,698)	(11,290,640)

1,985,824	8,184,115	(957,970)	11,218,945	3,034,999	3,590,937	1,465,161	1,793,612	(1,679,927)	46,565,220

4,293,310	7,642,939	518,088	15,097,396	3,296,400	4,290,699	2,126,162	1,806,237	9,592,744	49,832,545
7,642,939	—	15,097,396	—	4,290,699	—	1,806,237	—	49,832,545	—

$11,936,249	$7,642,939	$15,615,484	$15,097,396	$7,587,099	$4,290,699	$3,932,399	$1,806,237	$59,425,289	$49,832,545

525,025	—	720,986	—	394,084	—	107,166	—	1,961,739	—

—	632,185	—	840,821	—	70,992	—	125,775	—	2,228,498
556,861	45,344	124,236	121,116	348,743	427,143	122,133	10,984	291,681	370,391
—	—	—	—	—	—	—	—	—	—
5,810	—	562	—	94,480	5,571	1,289	—	19,655	—
(461,651)	(152,504)	(168,996)	(240,951)	(193,715)	(109,622)	(54,615)	(29,593)	(374,966)	(637,150)

101,020	525,025	(44,198)	720,986	249,508	394,084	68,807	107,166	(63,630)	1,961,739

626,045	525,025	676,788	720,986	643,592	394,084	175,973	107,166	1,898,109	1,961,739

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	International Portfolio		Retirement Income Portfolio
	For the Year Ended December 31, 2021	For the Period Ended December 31, 2020†	For the Year Ended December 31, 2021	For the Period Ended December 31, 2020†
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$344,443	$220,054	$54,958	$(547)
Net realized gain (loss) on investments and futures contracts	1,881,447	(513,069)	256,550	13,974
Change in net unrealized appreciation (depreciation) of investments and futures contracts	(858,217)	1,100,632	(80,567)	158,211

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,367,673	807,617	230,941	171,638

DISTRIBUTIONS (Notes 1 and 5)
From Distributable Earnings	(220,053)	—	(18,820)	—
Return of Capital	—	—	—	—

Total distributions	(220,053)	—	(18,820)	—

CAPITAL TRANSACTIONS (Note 4)
Cost of shares transferred in(a)	—	10,297,584	—	1,600,937
Net proceeds from sale of shares	3,457,019	4,413,290	2,332,842	1,638,875
Shares issued in reorganization(c)	—	—	—	312,727
Dividends reinvested	220,055	—	18,820	—
Cost of shares redeemed	(2,228,484)	(2,707,570)	(272,322)	(673,576)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS	1,448,590	12,003,304	2,079,340	2,878,963

INCREASE (DECREASE) IN NET ASSETS	2,596,210	12,810,921	2,291,461	3,050,601
NET ASSETS, BEGINNING OF YEAR	12,810,921	—	3,050,601	—

NET ASSETS, END OF YEAR	$15,407,131	$12,810,921	$5,342,062	$3,050,601

OTHER INFORMATION (Notes 4 and 8):
Shares outstanding at the beginning of year	1,304,758	—	233,634	—

Shares transferred in(a)(b)	—	1,137,466	—	131,012
Shares sold(b)	328,325	510,277	172,303	131,611
Shares issued in reorganization(b)(c)	—	—	—	24,918
Shares issued as reinvestment of dividends	21,261	—	1,392	—
Shares redeemed(b)	(212,941)	(342,985)	(20,168)	(53,907)

Net Increase (decrease)(b)	136,645	1,304,758	153,527	233,634

Shares outstanding at the end of year	1,441,403	1,304,758	387,161	233,634

†	For the period from January 24, 2020 (Commencement of Operations) to December 31, 2020.
(a)	Transfer of interests from non-qualified plans out of the Funds of Mutual of America Investment Corporation into the Mutual of America Variable Insurance Portfolios on January 24, 2020.
(b)

On September 25, 2020, the Mutual of America Variable Insurance Portfolios had a 1 for 10 reverse share split. Historical shares outstanding and share activity have been adjusted for periods shown in 2020 to reflect the split on a retroactive basis to the applicable Portfolios.

(c)	Reorganization of Mutual of America Variable Insurance Portfolios, Inc. 2010 Retirement Portfolio into the Retirement Income Portfolio on July 31, 2020.

The accompanying notes are an integral part of these financial statements.

2015 Retirement Portfolio		2020 Retirement Portfolio		2025 Retirement Portfolio		2030 Retirement Portfolio
For the Year Ended December 31, 2021	For the Period Ended December 31, 2020†	For the Year Ended December 31, 2021	For the Period Ended December 31, 2020†	For the Year Ended December 31, 2021	For the Period Ended December 31, 2020†	For the Year Ended December 31, 2021	For the Period Ended December 31, 2020†

$70,513	$(2,292)	$185,200	$(8,581)	$278,450	$(11,031)	$169,402	$(6,211)
204,286	(9,879)	692,759	(105,349)	607,395	(166,401)	234,018	(414,029)
175,832	428,239	608,590	1,332,994	1,763,159	1,955,315	1,557,537	1,143,703

450,631	416,068	1,486,549	1,219,064	2,649,004	1,777,883	1,960,957	723,463

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

—	5,666,011	—	17,111,295	—	21,099,651	—	13,441,633
351,660	549,428	1,085,973	1,499,232	3,443,116	2,254,744	3,333,233	1,839,604
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
(697,004)	(376,012)	(2,949,314)	(3,205,877)	(1,855,736)	(3,554,090)	(523,916)	(4,096,270)

(345,344)	5,839,427	(1,863,341)	15,404,650	1,587,380	19,800,305	2,809,317	11,184,967

105,287	6,255,495	(376,792)	16,623,714	4,236,384	21,578,188	4,770,274	11,908,430
6,255,495	—	16,623,714	—	21,578,188	—	11,908,430	—

$6,360,782	$6,255,495	$16,246,922	$16,623,714	$25,814,572	$21,578,188	$16,678,704	$11,908,430

549,386	—	1,217,769	—	1,425,412	—	741,651	—

—	534,169	—	1,361,444	—	1,527,977	—	928,119
29,626	50,446	75,758	118,599	212,428	165,705	186,925	124,214
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
(59,065)	(35,229)	(206,932)	(262,274)	(117,744)	(268,270)	(30,100)	(310,682)

(29,439)	549,386	(131,174)	1,217,769	94,684	1,425,412	156,825	741,651

519,947	549,386	1,086,595	1,217,769	1,520,096	1,425,412	898,476	741,651

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	2035 Retirement Portfolio		2040 Retirement Portfolio
	For the Year Ended December 31, 2021	For the Period Ended December 31, 2020†	For the Year Ended December 31, 2021	For the Period Ended December 31, 2020†
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$91,919	$(2,930)	$86,192	$(1,938)
Net realized gain (loss) on investments and futures contracts	213,797	(39,542)	195,363	(79,671)
Change in net unrealized appreciation (depreciation) of investments and futures contracts	822,167	668,231	853,967	639,146

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,127,883	625,759	1,135,522	557,537

DISTRIBUTIONS (Notes 1 and 5)
From Distributable Earnings	(15)	—	—	—
Return of Capital	—	—	—	—

Total distributions	(15)	—	—	—

CAPITAL TRANSACTIONS (Note 4)
Cost of shares transferred in(a)	—	5,614,307	—	4,867,389
Net proceeds from sale of shares	2,112,129	962,963	2,161,215	808,397
Shares issued in reorganization(c)	—	—	—	—
Dividends reinvested	15	—	—	—
Cost of shares redeemed	(753,311)	(1,199,687)	(329,844)	(1,029,616)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS	1,358,833	5,377,583	1,831,371	4,646,170

INCREASE (DECREASE) IN NET ASSETS	2,486,701	6,003,342	2,966,893	5,203,707
NET ASSETS, BEGINNING OF YEAR	6,003,342	—	5,203,707	—

NET ASSETS, END OF YEAR	$8,490,043	$6,003,342	$8,170,600	$5,203,707

OTHER INFORMATION (Notes 4 and 8):
Shares outstanding at the beginning of year	363,478	—	315,523	—

Shares transferred in(a)(b)	—	380,633	—	332,507
Shares sold(b)	115,523	67,005	118,607	58,164
Shares issued in reorganization(b)(c)	—	—	—	—
Shares issued as reinvestment of dividends	1	—	—	—
Shares redeemed(b)	(41,876)	(84,160)	(18,456)	(75,148)

Net Increase (decrease)(b)	73,648	363,478	100,151	315,523

Shares outstanding at the end of year	437,126	363,478	415,674	315,523

†	For the period from January 24, 2020 (Commencement of Operations) to December 31, 2020.
(a)	Transfer of interests from non-qualified plans out of the Funds of Mutual of America Investment Corporation into the Mutual of America Variable Insurance Portfolios on January 24, 2020.
(b)

On September 25, 2020, the Mutual of America Variable Insurance Portfolios had a 1 for 10 reverse share split. Historical shares outstanding and share activity have been adjusted for periods shown in 2020 to reflect the split on a retroactive basis to the applicable Portfolios.

(c)	Reorganization of Mutual of America Variable Insurance Portfolios, Inc. 2010 Retirement Portfolio into the Retirement Income Portfolio on July 31, 2020.
(d)

The Portfolio received a non-recurring capital contribution from Mutual of America Capital Management LLC of $1,590 during the year to reflect an increase in the value of a receivable owed to the Portfolio at year-end. Amount includes this contribution.

The accompanying notes are an integral part of these financial statements.

2045 Retirement Portfolio		2050 Retirement Portfolio		2055 Retirement Portfolio		2060 Retirement Portfolio		Conservative Allocation Portfolio
For the Year Ended December 31, 2021	For the Period Ended December 31, 2020†	For the Year Ended December 31, 2021	For the Period Ended December 31, 2020†	For the Year Ended December 31, 2021	For the Period Ended December 31, 2020†	For the Year Ended December 31, 2021	For the Period Ended December 31, 2020†	For the Year Ended December 31, 2021	For the Period Ended December 31, 2020†

$40,818	$(1,003)	$43,188	$(733)	$9,516	$(302)	$4,895	$(20)	$122,797	$(1,609)
127,910	(62,101)	205,767	(24,114)	23,543	(51,316)	21,543	(25,756)	441,588	(3,530)
439,273	331,116	370,243	367,321	87,795	54,777	45,450	38,806	200,484	654,049

608,001	268,012	619,198	342,474	120,854	3,159	71,888	13,030	764,869	648,910

—	—	(2,174)	—	—	—	(25)	—	(38,197)	—
—	—	—	—	—	—	—	—	—	—

—	—	(2,174)	—	—	—	(25)	—	(38,197)	—

—	2,384,789	—	2,190,996	—	543,138	—	343,594	—	8,257,233
732,318	389,615	979,957	642,011	355,455	31,691	462,166	105,999 (d)	2,582,479	2,740,216
—	—	—	—	—	—	—	—	—	—
—	—	2,174	—	—	—	25	—	38,197	—
(129,885)	(243,960)	(539,232)	(246,548)	(28,013)	(127,012)	(72,249)	(167,343)	(3,191,986)	(1,951,194)

602,433	2,530,444	442,899	2,586,459	327,442	447,817	389,942	282,250	(571,310)	9,046,255

1,210,434	2,798,456	1,059,923	2,928,933	448,296	450,976	461,805	295,280	155,362	9,695,165
2,798,456	—	2,928,933	—	450,976	—	295,280	—	9,695,165	—

$4,008,890	$2,798,456	$3,988,856	$2,928,933	$899,272	$450,976	$757,085	$295,280	$9,850,527	$9,695,165

171,508	—	147,036	—	29,781	—	23,277	—	697,397	—

—	164,848	—	124,196	—	40,433	—	30,646	—	642,045
40,997	27,638	42,993	37,977	21,267	2,445	32,031	9,746	178,463	206,669
—	—	—	—	—	—	—	—	—	—
—	—	96	—	—	—	2	—	2,620	—
(7,125)	(20,978)	(23,113)	(15,137)	(1,666)	(13,097)	(5,610)	(17,115)	(221,490)	(151,317)

33,872	171,508	19,976	147,036	19,601	29,781	26,423	23,277	(40,407)	697,397

205,380	171,508	167,012	147,036	49,382	29,781	49,700	23,277	656,990	697,397

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Moderate Allocation Portfolio		Aggressive Allocation Portfolio
	For the Year Ended December 31, 2021	For the Period Ended December 31, 2020†	For the Year Ended December 31, 2021	For the Period Ended December 31, 2020†
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$271,076	$(4,425)	$55,274	$(868)
Net realized gain (loss) on investments and futures contracts	1,559,630	(587,582)	175,444	(83,252)
Change in net unrealized appreciation (depreciation) of investments and futures contracts	1,323,216	2,227,577	534,284	470,836

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,153,922	1,635,570	765,002	386,716

DISTRIBUTIONS (Notes 1 and 5)
From Distributable Earnings	—	—	—	—
Return of Capital	—	—	—	—

Total distributions	—	—	—	—

CAPITAL TRANSACTIONS (Note 4)
Cost of shares transferred in(a)	—	25,557,770	—	4,887,000
Net proceeds from sale of shares	5,784,904	696,145	1,224,872	439,039
Shares issued in reorganization(c)	—	—	—	—
Dividends reinvested	—	—	—	—
Cost of shares redeemed	(8,553,395)	(4,689,346)	(858,816)	(1,787,294)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS	(2,768,491)	21,564,569	366,056	3,538,745

INCREASE (DECREASE) IN NET ASSETS	385,431	23,200,139	1,131,058	3,925,461
NET ASSETS, BEGINNING OF YEAR	23,200,139	—	3,925,461	—

NET ASSETS, END OF YEAR	$23,585,570	$23,200,139	$5,056,519	$3,925,461

OTHER INFORMATION (Notes 4 and 8):
Shares outstanding at the beginning of year	1,342,486	—	198,822	—

Shares transferred in(a)(b)	—	1,628,365	—	278,544
Shares sold(b)	309,707	44,789	56,162	26,238
Shares issued in reorganization(b)(c)	—	—	—	—
Shares issued as reinvestment of dividends	—	—	—	—
Shares redeemed(b)	(462,101)	(330,668)	(38,668)	(105,960)

Net Increase (decrease)(b)	(152,394)	1,342,486	17,494	198,822

Shares outstanding at the end of year	1,190,092	1,342,486	216,316	198,822

†	For the period from January 24, 2020 (Commencement of Operations) to December 31, 2020.
(a)	Transfer of interests from non-qualified plans out of the Funds of Mutual of America Investment Corporation into the Mutual of America Variable Insurance Portfolios on January 24, 2020.
(b)

On September 25, 2020, the Mutual of America Variable Insurance Portfolios had a 1 for 10 reverse share split. Historical shares outstanding and share activity have been adjusted for periods shown in 2020 to reflect the split on a retroactive basis to the applicable Portfolios.

(c)	Reorganization of Mutual of America Variable Insurance Portfolios, Inc. 2010 Retirement Portfolio into the Retirement Income Portfolio on July 31, 2020.

The accompanying notes are an integral part of these financial statements.

Money Market Portfolio		Mid-Term Bond Portfolio		Bond Portfolio
For the Year Ended December 31, 2021	For the Period Ended December 31, 2020†	For the Year Ended December 31, 2021	For the Period Ended December 31, 2020†	For the Year Ended December 31, 2021	For the Period Ended December 31, 2020†

$(10,312)	$17,863	$156,410	$202,752	$376,800	$429,225
(117)	(361)	(8,323)	227,688	80,545	131,780
—	—	(509,629)	372,737	(1,331,925)	1,032,187

(10,429)	17,502	(361,542)	803,177	(874,580)	1,593,192

—	(17,863)	(430,440)	—	(561,005)	—
—	(360)	—	—	—	—

—	(18,223)	(430,440)	—	(561,005)	—

—	1,531,926	—	16,985,523	—	30,405,919
1,311,106	6,941,932	5,120,726	6,631,981	11,681,546	9,659,449
—	—	—	—	—	—
—	18,223	430,440	—	561,005	—
(780,407)	(944,785)	(4,166,322)	(4,117,432)	(7,064,637)	(7,488,460)

530,699	7,547,296	1,384,844	19,500,072	5,177,914	32,576,908

520,270	7,546,575	592,862	20,303,249	3,742,329	34,170,100
7,546,575	—	20,303,249	—	34,170,100	—

$8,066,845	$7,546,575	$20,896,111	$20,303,249	$37,912,429	$34,170,100

612,144	—	1,813,650	—	2,176,997	—

—	124,293	—	1,584,305	—	2,032,530
106,420	562,837	465,213	601,940	763,246	625,976
—	—	—	—	—	—
—	1,478	39,709	—	37,128	—
(63,343)	(76,464)	(377,369)	(372,595)	(461,832)	(481,509)

43,077	612,144	127,553	1,813,650	338,542	2,176,997

655,221	612,144	1,941,203	1,813,650	2,515,539	2,176,997

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

FINANCIAL HIGHLIGHTS

Income from investment operations and distributions per share for a Portfolio share outstanding for the year ended December 31, 2021 and for the period from January 24, 2020 (commencement of operations) through December 31, 2020 and other supplementary data with respect to each Portfolio are presented below and in the pages following:

	Equity Index Portfolio			All America Portfolio
	Year Ended December 31, 2021	Period Ended December 31, 2020†		Year Ended December 31, 2021	Period Ended December 31, 2020†

Net Asset Value, Beginning of Year	$56.73	$48.89		$28.31	$24.60

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	0.82	0.84		0.31	0.33
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	15.26	7.00		7.34	3.38

Total From Investment Operations	16.08	7.84		7.65	3.71

Less Distributions
From Net Investment Income	(0.81)	—		(0.30)	—
From Net Realized Gains	—	—		—	—

Total Distributions	(0.81)	—		(0.30)	—

Net Asset Value, End of Year	$72.00	$56.73		$35.66	$28.31

Total Return (%)(f)	28.51	16.01	(b)	27.10	15.08	(b)
Net Assets, End of Year ($ millions)	123.9	97.8		17.9	14.7
Ratio of Net Income (Loss) to Average Net Assets (%)	1.29	1.80	(c)	0.89	1.42	(c)
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.78	0.98	(c)	1.66	1.93	(c)
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.13	0.14	(c)	0.52	0.52	(c)
Portfolio Turnover Rate (%)(a)	21.48	39.64	(b)	25.92	45.10	(b)

†

For the period January 24, 2020 (commencement of operations) through December 31, 2020. On September 25, 2020, the Mutual of America Variable Insurance Portfolios had a 1 for 10 reverse share split. Historical net asset value per share and per share activity have been adjusted to reflect the split on a retroactive basis (Note 4).

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Portfolios exclude expenses of the underlying Portfolios.

(e)	Amount is less than $0.005 per share.

(f)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any, and does not reflect the effect of fees and charges associated with your variable annuity contract or variable life insurance policy. Total return does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. Past performance is no guarantee of future results. Total returns for periods less than one full year are not annualized.

(g)	International Portfolio excludes the expenses of its ETF investments.

NA = Not Applicable.

The accompanying notes are an integral part of these financial statements.

Small Cap Value Portfolio			Small Cap Growth Portfolio			Small Cap Equity Index Portfolio
Year Ended December 31, 2021	Period Ended December 31, 2020†		Year Ended December 31, 2021	Period Ended December 31, 2020†		Year Ended December 31, 2021	Period Ended December 31, 2020†

$14.56	$14.86		$20.94	$14.97		$10.89	$9.88

0.11	0.25		(0.06)	(0.02)		0.17	0.10
4.52	(0.55)		2.21	5.99		2.65	1.03

4.63	(0.30)		2.15	5.97		2.82	1.13

(0.12)	—		(0.02)	—		(0.15)	(0.08)
—	—		—	—		(1.77)	(0.04)

(0.12)	—		(0.02)	—		(1.92)	(0.12)

$19.07	$14.56		$23.07	$20.94		$11.79	$10.89

31.86	(2.02	)(b)	10.26	39.92	(b)	26.57	11.52	(b)
11.9	7.6		15.6	15.1		7.6	4.3
0.94	2.11	(c)	(0.26)	(0.15	)(c)	1.32	1.57	(c)
2.03	2.29	(c)	1.88	2.06	(c)	2.66	2.61	(c)
0.81	0.81	(c)	0.81	0.81	(c)	0.14	0.15	(c)
79.96	49.88	(b)	60.11	96.43	(b)	66.71	69.92	(b)

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

FINANCIAL HIGHLIGHTS (Continued)

	Mid Cap Value Portfolio			Mid-Cap Equity Index Portfolio
	Year Ended December 31, 2021	Period Ended December 31, 2020†		Year Ended December 31, 2021	Period Ended December 31, 2020†

Net Asset Value, Beginning of Year	$16.85	$16.33		$25.40	$22.49

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	0.17	0.46		0.39	0.33
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	5.53	0.06		5.83	2.58

Total From Investment Operations	5.70	0.52		6.22	2.91

Less Distributions
From Net Investment Income	(0.20)	—		(0.31)	—
From Net Realized Gains	—	—		—	—

Total Distributions	(0.20)	—		(0.31)	—

Net Asset Value, End of Year	$22.35	$16.85		$31.31	$25.40

Total Return (%)(f)	33.91	3.19	(b)	24.56	12.96	(b)
Net Assets, End of Year ($ millions)	3.9	1.8		59.4	49.8
Ratio of Net Income (Loss) to Average Net Assets (%)	1.52	3.17	(c)	1.26	1.68	(c)
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)(g)	4.26	4.25	(c)	0.87	1.07	(c)
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)(g)	0.65	0.65	(c)	0.14	0.14	(c)
Portfolio Turnover Rate (%)(a)	51.57	27.14	(b)	39.89	53.83	(b)

†

For the period January 24, 2020 (commencement of operations) through December 31, 2020. On September 25, 2020, the Mutual of America Variable Insurance Portfolios had a 1 for 10 reverse share split. Historical net asset value per share and per share activity have been adjusted to reflect the split on a retroactive basis (Note 4).

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Portfolios exclude expenses of the underlying Portfolios.

(e)	Amount is less than $0.005 per share.

(f)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any, and does not reflect the effect of fees and charges associated with your variable annuity contract or variable life insurance policy. Total return does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. Past performance is no guarantee of future results. Total returns for periods less than one full year are not annualized.

(g)	International Portfolio excludes the expenses of its ETF investments.

NA = Not Applicable.

The accompanying notes are an integral part of these financial statements.

International Portfolio			Retirement Income Portfolio			2015 Retirement Portfolio
Year Ended December 31, 2021	Period Ended December 31, 2020†		Year Ended December 31, 2021	Period Ended December 31, 2020†		Year Ended December 31, 2021	Period Ended December 31, 2020†

$9.82	$9.05		$13.06	$12.22		$11.39	$10.61

0.23	0.17		0.14	—	(e)	0.14	—	(e)
0.80	0.60		0.65	0.84		0.70	0.78

1.03	0.77		0.79	0.84		0.84	0.78

(0.16)	—		—	—		—	—
—	—		(0.05)	—		—	—

(0.16)	—		(0.05)	—		—	—

$10.69	$9.82		$13.80	$13.06		$12.23	$11.39

10.53	8.47	(b)	6.05	6.88	(b)	7.37	7.38	(b)
15.4	12.8		5.3	3.1		6.4	6.3
2.40	2.30	(c)	1.31	(0.03	)(c)	1.11	(0.04	)(c)
1.17	1.19	(c)	2.19	2.50	(c)	1.49	1.10	(c)
0.12	0.13	(c)	0.08	0.08	(c)	0.07	0.07	(c)
101.67	27.23	(b)	13.95	34.72	(b)	16.48	14.67	(b)

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

FINANCIAL HIGHLIGHTS (Continued)

	2020 Retirement Portfolio			2025 Retirement Portfolio
	Year Ended December 31, 2021	Period Ended December 31, 2020†		Year Ended December 31, 2021	Period Ended December 31, 2020†

Net Asset Value, Beginning of Year	$13.65	$12.57		$15.14	$13.81

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	0.17	(0.01)		0.18	(0.01)
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	1.13	1.09		1.66	1.34

Total From Investment Operations	1.30	1.08		1.84	1.33

Less Distributions
From Net Investment Income	—	—		—	—
From Net Realized Gains	—	—		—	—

Total Distributions	—	—		—	—

Net Asset Value, End of Year	$14.95	$13.65		$16.98	$15.14

Total Return (%)(f)	9.52	8.60	(b)	12.15	9.64	(b)
Net Assets, End of Year ($ millions)	16.2	16.6		25.8	21.6
Ratio of Net Income (Loss) to Average Net Assets (%)	1.13	(0.06	)(c)	1.18	(0.06	)(c)
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)	0.66	0.51	(c)	0.50	0.44	(c)
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)	0.07	0.07	(c)	0.06	0.06	(c)
Portfolio Turnover Rate (%)(a)	18.50	18.95	(b)	14.62	22.54	(b)

†

For the period January 24, 2020 (commencement of operations) through December 31, 2020. On September 25, 2020, the Mutual of America Variable Insurance Portfolios had a 1 for 10 reverse share split. Historical net asset value per share and per share activity have been adjusted to reflect the split on a retroactive basis (Note 4).

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Portfolios exclude expenses of the underlying Portfolios.

(e)	Amount is less than $0.005 per share.

(f)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any, and does not reflect the effect of fees and charges associated with your variable annuity contract or variable life insurance policy. Total return does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. Past performance is no guarantee of future results. Total returns for periods less than one full year are not annualized.

(g)	International Portfolio excludes the expenses of its ETF investments.

NA = Not Applicable.

The accompanying notes are an integral part of these financial statements.

2030 Retirement Portfolio			2035 Retirement Portfolio				2040 Retirement Portfolio
Year Ended December 31, 2021	Period Ended December 31, 2020†		Year Ended December 31, 2021		Period Ended December 31, 2020†		Year Ended December 31, 2021	Period Ended December 31, 2020†

$16.06	$14.48		$16.52		$14.75		$16.49	$14.64

0.19	(0.01)		0.21		(0.01)		0.21	(0.01)
2.31	1.59		2.69		1.78		2.96	1.86

2.50	1.58		2.90		1.77		3.17	1.85

—	—		—		—		—	—
—	—		—	(e)	—		—	—

—	—		—		—		—	—

$18.56	$16.06		$19.42		$16.52		$19.66	$16.49

15.57	10.89	(b)	17.55		12.00	(b)	19.22	12.65	(b)
16.7	11.9		8.5		6.0		8.2	5.2
1.21	(0.06	)(c)	1.25		(0.06	)(c)	1.24	(0.05	)(c)
0.77	0.65	(c)	1.34		1.18	(c)	1.41	1.40	(c)
0.06	0.06	(c)	0.07		0.07	(c)	0.07	0.07	(c)
7.79	26.71	(b)	15.23		29.41	(b)	12.32	32.08	(b)

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

FINANCIAL HIGHLIGHTS (Continued)

	2045 Retirement Portfolio			2050 Retirement Portfolio
	Year Ended December 31, 2021	Period Ended December 31, 2020†		Year Ended December 31, 2021	Period Ended December 31, 2020†

Net Asset Value, Beginning of Year	$16.32	$14.47		$19.92	$17.64

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	0.20	(0.01)		0.26	—	(e)
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	3.00	1.86		3.71	2.28

Total From Investment Operations	3.20	1.85		3.97	2.28

Less Distributions
From Net Investment Income	—	—		—	—
From Net Realized Gains	—	—		(0.01)	—

Total Distributions	—	—		(0.01)	—

Capital Contribution from Adviser	—	—		—	—

Net Asset Value, End of Year	$19.52	$16.32		$23.88	$19.92

Total Return (%)(f)	19.61	12.81	(b)	19.95	12.92	(b)
Net Assets, End of Year ($ millions)	4.0	2.8		4.0	2.9
Ratio of Net Income (Loss) to Average Net Assets (%)	1.17	(0.05	)(c)	1.21	(0.04	)(c)
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)	2.70	2.51	(c)	2.64	2.51	(c)
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)	0.07	0.07	(c)	0.07	0.07	(c)
Portfolio Turnover Rate (%)(a)	12.43	21.26	(b)	23.80	21.92	(b)

†

For the period January 24, 2020 (commencement of operations) through December 31, 2020. On September 25, 2020, the Mutual of America Variable Insurance Portfolios had a 1 for 10 reverse share split. Historical net asset value per share and per share activity have been adjusted to reflect the split on a retroactive basis (Note 4).

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Portfolios exclude expenses of the underlying Portfolios.

(e)	Amount is less than $0.005 per share.

(f)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any, and does not reflect the effect of fees and charges associated with your variable annuity contract or variable life insurance policy. Total return does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. Past performance is no guarantee of future results. Total returns for periods less than one full year are not annualized.

(g)	International Portfolio excludes the expenses of its ETF investments.

(h)

The Portfolio received a non-recurring capital contribution from Mutual of America Capital Management LLC, the Adviser, of $1,590 during the year to reflect an increase in the value of receivables owed to the Portfolio at year-end.

(i)

The Portfolio received a non-recurring capital contribution from Mutual of America Capital Management LLC, the Adviser, during the year. The corresponding impact to the total return was an increase of 0.62% for the period shown.

NA = Not Applicable.

The accompanying notes are an integral part of these financial statements.

2055 Retirement Portfolio			2060 Retirement Portfolio				Conservative Allocation Portfolio
Year Ended December 31, 2021	Period Ended December 31, 2020†		Year Ended December 31, 2021		Period Ended December 31, 2020†		Year Ended December 31, 2021	Period Ended December 31, 2020†

$15.14	$13.43		$12.69		$11.21		$13.90	$12.86

0.19	(0.01)		0.10		—	(e)	0.19	—	(e)
2.88	1.72		2.44		1.41		0.96	1.04

3.07	1.71		2.54		1.41		1.15	1.04

—	—		—	(e)	—		—	—
—	—		—		—		(0.06)	—

—	—		—		—		(0.06)	—

—	—		—		0.07	(h)	—	—

$18.21	$15.14		$15.23		$12.69		$14.99	$13.90

20.28	12.71	(b)	20.02		13.18	(b)(i)	8.28	8.08	(b)
0.9	0.5		0.8		0.3		9.9	9.7
1.28	(0.08	)(c)	1.14		(0.01	)(c)	1.25	(0.02	)(c)
12.24	13.49	(c)	21.07		21.39	(c)	0.95	0.77	(c)
0.05	0.11	(c)	0.05		0.05	(c)	0.02	0.02	(c)
13.07	17.48	(b)	26.75		52.71	(b)	31.80	25.55	(b)

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

FINANCIAL HIGHLIGHTS (Continued)

	Moderate Allocation Portfolio			Aggressive Allocation Portfolio
	Year Ended December 31, 2021	Period Ended December 31, 2020†		Year Ended December 31, 2021	Period Ended December 31, 2020†

Net Asset Value, Beginning of Year	$17.28	$15.70		$19.74	$17.54

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	0.23	—	(e)	0.26	—	(e)
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	2.31	1.58		3.38	2.20

Total From Investment Operations	2.54	1.58		3.64	2.20

Less Distributions
From Net Investment Income	—	—		—	—
From Net Realized Gains	—	—		—	—
Return of Capital	—	—		—	—

Total Distributions	—	—		—	—

Net Asset Value, End of Year	$19.82	$17.28		$23.38	$19.74

Total Return (%)(f)	14.70	10.10	(b)	18.44	12.51	(b)
Net Assets, End of Year ($ millions)	23.6	23.2		5.1	3.9
Ratio of Net Income (Loss) to Average Net Assets (%)	1.19	(0.02	)(c)	1.19	(0.02	)(c)
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)	0.45	0.37	(c)	1.99	1.39	(c)
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)	0.02	0.02	(c)	0.02	0.02	(c)
Portfolio Turnover Rate (%)(a)	32.02	24.94	(b)	19.40	13.94	(b)

†

For the period January 24, 2020 (commencement of operations) through December 31, 2020. On September 25, 2020, the Mutual of America Variable Insurance Portfolios had a 1 for 10 reverse share split. Historical net asset value per share and per share activity have been adjusted to reflect the split on a retroactive basis (Note 4).

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Portfolios exclude expenses of the underlying Portfolios.

(e)	Amount is less than $0.005 per share.

(f)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any, and does not reflect the effect of fees and charges associated with your variable annuity contract or variable life insurance policy. Total return does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. Past performance is no guarantee of future results. Total returns for periods less than one full year are not annualized.

(g)	International Portfolio excludes the expenses of its ETF investments.

NA = Not Applicable.

The accompanying notes are an integral part of these financial statements.

Money Market Portfolio			Mid-Term Bond Portfolio			Bond Portfolio
Year Ended December 31, 2021	Period Ended December 31, 2020†		Year Ended December 31, 2021	Period Ended December 31, 2020†		Year Ended December 31, 2021	Period Ended December 31, 2020†

$12.3281	$12.3251		$11.19	$10.72		$15.70	$14.96

(0.0157)	0.0292		0.08	0.11		0.13	0.20
(0.0008)	0.0036		(0.27)	0.36		(0.53)	0.54

(0.0165)	0.0328		(0.19)	0.47		(0.40)	0.74

—	(0.0292)		(0.11)	—		(0.23)	—
—	—		(0.13)	—		— (e)	—
—	(0.0006)		—	—		—	—

—	(0.0298)		(0.24)	—		(0.23)	—

$12.3116	$12.3281		$10.76	$11.19		$15.07	$15.70

(0.16)	0.28	(b)	(1.74)	4.37	(b)	(2.52)	4.95	(b)
8.1	7.5		20.9	20.3		37.9	34.2
(0.13)	0.27	(c)	0.78	1.14	(c)	1.07	1.37	(c)
1.61	0.85	(c)	1.39	1.40	(c)	1.20	1.32	(c)
0.20	0.20	(c)	0.45	0.45	(c)	0.45	0.45	(c)
NA	NA		16.55	32.55	(b)	30.27	21.69	(b)

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2021

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

Mutual of America Variable Insurance Portfolios, Inc. (the “Investment Company”) is a diversified, open-end management investment company — a type of company commonly known as a “mutual fund”. It is registered as such under the Investment Company Act of 1940 (the “Investment Company Act”). The Investment Company was formed on April 19, 2019 as a Maryland corporation and principally offers its shares exclusively to separate accounts of Mutual of America Life Insurance Company (“Mutual of America Life”) and a former affiliate that offers the Portfolios through its separate accounts. As a “series” type mutual fund, the Investment Company issues separate classes (or series) of capital stock, each of which represents a separate Portfolio of investments. At December 31, 2021, there were 25 active portfolios (collectively, “the Funds or Portfolios”): Equity Index Portfolio, All America Portfolio, Small Cap Value Portfolio, Small Cap Growth Portfolio, Small Cap Equity Index Portfolio, Mid Cap Value Portfolio, Mid-Cap Equity Index Portfolio, International Portfolio, Money Market Portfolio, Mid-Term Bond Portfolio, Bond Portfolio; Retirement Income Portfolio, 2015 Retirement Portfolio, 2020 Retirement Portfolio, 2025 Retirement Portfolio, 2030 Retirement Portfolio, 2035 Retirement Portfolio, 2040 Retirement Portfolio, 2045 Retirement Portfolio, 2050 Retirement Portfolio, 2055 Retirement Portfolio and 2060 Retirement Portfolio (collectively, “Retirement Portfolios”); a Conservative Allocation Portfolio, a Moderate Allocation Portfolio and an Aggressive Allocation Portfolio (collectively, “Allocation Portfolios”). The Portfolios commenced operations on January 24, 2020 with transfers from the Mutual of America Investment Corporation (the “Investment Corporation”), a registered management investment company affiliated with Mutual of America Life. This transfer was made in order to allow the funds of the Investment Corporation to be offered to additional retail investors starting on December 14, 2020.

On January 24, 2020, after the close of trading on the New York Stock Exchange, funds of the Investment Corporation with investments from non-qualified plans, including flexible premium annuities and variable universal life plans, were transferred into mutual fund portfolios with similar investment styles issued by the Investment Company. Total assets moved in this transfer were valued at $354.9 million, including $103.6 million of assets in the Retirement Funds and Allocation Funds that resulted in additional redemptions out of the underlying funds of the Investment Corporation. These transfers also included $358 thousand from the Investment Corporation 2010 Retirement Fund into the Investment Company 2010 Retirement Portfolio.

Investment Company shares are issued to Mutual of America Life and, on a limited basis, to Wilton Reassurance Life Company of New York (formerly The American Life Insurance Company of New York), for allocation to their Separate Accounts as a funding medium for variable accumulation annuity contracts and variable life insurance policies. In addition, shares of selected equity and fixed income portfolios of the Investment Company are directly issued to one or more of the Investment Company’s Retirement Portfolios and Allocation Portfolios.

The Portfolios follow investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Codification Topic 946 Financial Services — Investment Companies. The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

The following is a summary of the significant accounting policies consistently followed by the Investment Company, which are in conformity with GAAP:

Fair Value — The Investment Company values its investments at fair value. Fair value is an estimate of the price the Portfolio would receive upon selling a security in an orderly arms-length transaction. Investments are categorized based on a three-level valuation hierarchy for measurement and disclosure of fair value. The valuation hierarchy is based upon the transparency of inputs used to measure fair value. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities.

•	Level 2 — other significant observable inputs (including yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds, trading characteristics, etc.).

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments).

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

As of December 31, 2021, management determined that the fair value inputs for all equity securities were considered Level 1, with the exception of two securities in the Small Cap Equity Index, Mid-Term Bond and Bond Portfolios (see Note 1 below) which were considered Level 3 and securities listed on foreign exchanges which were considered Level 2. In addition, non-registered securities under Rule 144A of the Securities Act of 1933 were considered Level 2. Furthermore, certain Rule 144A securities not actively traded are considered Level 3; however, there were no such 144A securities as of December 31, 2021. Fair value inputs for all debt securities and temporary cash investments were considered Level 2. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolios’ investments and other financial instruments as of December 31, 2021:

Portfolio	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Significant Unobservable Inputs		Total

Investments at Fair Value: *
Equity Index Portfolio
Common Stock-Indexed	$121,836,498	—	—		$121,836,498
Short-Term Debt Securities	—	$99,999	—		$99,999
Warrants	$4,653	—	—		$4,653
Temporary Cash Investment	—	$2,056,680	—		$2,056,680

	$121,841,151	$2,156,679	—		$123,997,830
All America Portfolio
Common Stock-Indexed	$10,873,933	—	—		$10,873,933
Common Stock-Active	$6,910,471	—	—		$6,910,471
Temporary Cash Investment	—	$126,199	—		$126,199

	$17,784,404	$126,199	—		$17,910,603
Small Cap Value Portfolio
Common Stock	$11,697,712	—	—		$11,697,712
Temporary Cash Investment	—	$232,422	—		$232,422

	$11,697,712	$232,422	—		$11,930,134
Small Cap Growth Portfolio
Common Stock	$15,395,784	—	—		$15,395,784
Temporary Cash Investment	—	$225,238	—		$225,238

	$15,395,784	$225,238	—		$15,621,022
Small Cap Equity Index Portfolio
Common Stock-Indexed	$7,576,540	—	—	(1)	$7,576,540
Warrants	$75	—	—		$75

	$7,576,615	—	—		$7,576,615
Mid Cap Value Portfolio
Common Stock	$3,787,005	—	—		$3,787,005
Temporary Cash Investment	—	$138,749	—		$138,749

	$3,787,005	$138,749	—		$3,925,754
Mid-Cap Equity Index Portfolio
Common Stock-Indexed	$58,175,474	—	—		$58,175,474
Short-Term Debt Securities	—	$99,999	—		$99,999
Temporary Cash Investment	—	$1,157,643	—		$1,157,643

	$58,175,474	$1,257,642	—		$59,433,116
International Portfolio
Common Stock	$1,468,561	$13,258,157	—		$14,726,718
Temporary Cash Investment	—	$688,892	—		$688,892

	$1,468,561	$13,947,049	—		$15,415,610

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

Portfolio	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Significant Unobservable Inputs		Total
Retirement Income Portfolio
Common Stock	$5,335,755	—	—		$5,335,755
2015 Retirement Portfolio
Common Stock	$6,354,616	—	—		$6,354,616
2020 Retirement Portfolio
Common Stock	$16,243,828	—	—		$16,243,828
2025 Retirement Portfolio
Common Stock	$25,810,374	—	—		$25,810,374
2030 Retirement Portfolio
Common Stock	$16,672,833	—	—		$16,672,833
2035 Retirement Portfolio
Common Stock	$8,484,008	—	—		$8,484,008
2040 Retirement Portfolio
Common Stock	$8,164,373	—	—		$8,164,373
2045 Retirement Portfolio
Common Stock	$4,001,650	—	—		$4,001,650
2050 Retirement Portfolio
Common Stock	$3,981,628	—	—		$3,981,628
2055 Retirement Portfolio
Common Stock	$891,116	—	—		$891,116
2060 Retirement Portfolio
Common Stock	$750,782	—	—		$750,782
Conservative Allocation Portfolio
Common Stock	$9,845,279	—	—		$9,845,279
Moderate Allocation Portfolio
Common Stock	$23,583,470	—	—		$23,583,470
Aggressive Allocation Portfolio
Common Stock	$5,049,507	—	—		$5,049,507

Money Market Portfolio
U.S. Government Agency Debt	—	$3,084,919	—		$3,084,919
U.S. Government Agency Short-Term Debt	—	$1,269,973	—		$1,269,973
Commercial Paper	—	$3,709,813	—		$3,709,813

	—	$8,064,705	—		$8,064,705
Mid-Term Bond Portfolio
U.S. Government Debt	—	$10,268,160	—		$10,268,160
U.S. Government Agency Non-Mortgage-Backed Obligations	—	$5,892,015	—		$5,892,015
Long-Term Corporate Debt	—	$4,588,722	—		$4,588,722
Common Stock	$14,040	—	$23,381	(1)	$37,421
Temporary Cash Investment	—	$47,798	—		$47,798

	$14,040	$20,796,695	$23,381		$20,834,116
Bond Portfolio
U.S. Government Debt	—	$18,646,615	—		$18,646,615
U.S. Government Agency Residential Mortgage-Backed Obligations	—	$11,224,052	—		$11,224,052
Long-Term Corporate Debt	—	$7,703,959	—		$7,703,959
Short-Term Debt Securities	—	$99,988	—		$99,988
Common Stock	$22,163	—	$37,037	(1)	$59,200
Temporary Cash Investment	—	$31,171	—		$31,171

	$22,163	$37,705,785	$37,037		$37,764,985

Other Financial Instruments: **

Equity Index Portfolio	$24,675	—	—		$24,675
Mid-Cap Equity Index Portfolio	$28,642	—	—		$28,642

*	See Portfolios of Investments for more details on industry or country classifications, as applicable.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

**	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.
(1)

Includes securities fair valued using methods determined in good faith by the Adviser and reviewed by the Investment Company Valuation Committee, in accordance with procedures adopted by the Board of Directors of the Investment Company.

	Fair Value Measurement Using Significant Unobservable Inputs (Level 3) for the Year Ended December 31, 2021
	Balance December 31, 2020	Change in Unrealized Gains (Losses)	Transfers Into Level 3	Transfers Out of Level 3	Purchases	Sales	Balance December 31, 2021(a)		Net Change in Unrealized Gains/(Losses) of Level 3 Assets Held as of December 31, 2021
Small Cap Equity Index Portfolio — Common Stock	—	—	—	—	—	—	$—	(b)	—
Mid-Term Bond Portfolio — Common Stock	—	$(31,956)	$55,337	—	—	—	$23,381	(c)	$(31,956)
Bond Portfolio —Common Stock	—	$(50,580)	$87,617	—	—	—	$37,037	(d)	$(50,580)

(a)

Includes securities fair valued using methods determined in good faith by the Adviser and reviewed by the Investment Company Valuation Committee, in accordance with procedures adopted by the Board of Directors of the Investment Company.

(b)	Level 3 security, Contra Progenics Pharmaceuticals, Inc. – contingent value rights with $0 fair value.
(c)	Level 3 security, Superior Energy Svcs., Inc. is a result of a corporate action from SESI LLC transferred into level 3 with $23,381 fair value.
(d)	Level 3 security, Superior Energy Svcs., Inc. is a result of a corporate action from SESI LLC transferred into level 3 with $37,037 fair value.

Security Valuation — Investment securities are carried at fair value as follows:

The Portfolios’ investments are fair valued as of the close of trading on the New York Stock Exchange (“Exchange”) on each day the Exchange is open for trading. The Exchange usually closes at 4:00 pm Eastern Time but sometimes closes earlier. For Portfolios that invest in securities listed on foreign exchanges, the value of the securities may change on days when there is no possibility to purchase or redeem shares of the Portfolios. The Board of Directors of the Investment Company (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to the Adviser. Pursuant to the Board’s delegation, the Adviser has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities. The valuation procedures permit the Portfolios to utilize independent pricing vendor services, quotations from market makers and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval and ratification at its next regularly scheduled quarterly meeting. For fiscal reporting year-end, securities were fair valued at the close of the last business day.

Exchange-traded equity securities are valued at the last reported sales price on the principal exchange on which the security is traded. If there is no trading volume for a particular valuation day, the last bid price is used. For equity securities traded in the over-the-counter market, the security is valued at the last sale price, or if no sale, at the latest bid price available.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

Short-term debt securities with a maturity of 60 days or less are valued at amortized cost, which approximates fair value for such securities.

Debt securities, including short-term debt securities maturing in excess of 60 days, are valued on the basis of prices obtained from an independent pricing source. The pricing source may utilize various pricing methodologies that incorporate both models (which consider factors such as yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds and trading characteristics) and dealer-supplied valuations to derive a valuation.

Temporary cash investments are amounts on deposit with financial institutions that are swept daily into an overnight investment and returned the next business day. Cash equivalents such as short-term temporary cash investments are valued at amortized cost.

In the rare instance when a price is not available from an independent pricing source or when prices may not reflect fair value, such as when the price provided by the pricing source is not based on a recent trade, a calculated fair value is used, as determined in good faith by the Adviser and reviewed by a Valuation Committee, in accordance with procedures adopted by the Board of Directors of the Investment Company.

Mutual of America Capital Management LLC (“the Adviser”) uses a market approach to calculate fair value for equity securities which are categorized as Level 3. The Adviser’s valuation is primarily based on information regarding the specific equity issuer, such as the last trade price, financial statements, the relationship of per-share book value to the last trade price, operating information and any corporate actions, such as dividends or returns of capital, that may have occurred since the last trade. The Adviser also considers industry-specific conditions and overall market conditions, to determine whether the last trade price reflects fair value or needs to be adjusted. Generally, absent any significant contrary indications, the last trade price will be used as the calculated fair value.

The Retirement Portfolios and the Allocation Portfolios value their investments in the underlying Portfolios of the Investment Company at their respective net asset values.

Investment Transactions — Investment transactions are accounted for as of the trade date. Realized gains and losses on the sale of short and long-term debt securities are computed on the basis of amortized cost at the time of sale. Realized gains and losses on the sale of equity securities are based on the identified cost basis of the security, determined on the first-in, first-out (“FIFO”) basis.

Futures Contracts — The Equity Index Portfolio and Mid-Cap Equity Index Portfolio each maintain indexed asset portfolios which are subject to equity price risk. In order to remain more fully invested in the equity markets while minimizing transaction costs, the funds purchase stock index futures contracts. These purchases of futures contracts allow the funds to invest available cash to attempt to efficiently and cost effectively keep the funds fully invested on a daily basis in an attempt to minimize deviation from the performance of the indices.

An initial cash margin deposit (represented by cash or Treasury bills) is made upon entering into a futures contract and serves as collateral for the contract. This initial margin, maintained in a segregated account, is equal to approximately 5%-6% of the contract amount, and does not involve the borrowing of funds to finance the transaction. During the period the futures contract is outstanding, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each trading day. The accumulated unrealized appreciation or depreciation on the contract is included in Total Distributable Earnings (Loss) in the Components of Net Assets section of the Statements of Assets and Liabilities. Futures contracts are valued at the settlement price established each day by the exchange on which traded. Depending upon whether unrealized appreciation or depreciation are incurred, variation margin payments are received or made daily. The net change in unrealized appreciation or depreciation of futures contracts is recorded in the Statements of Operations. When the contract is closed, a realized gain or loss from futures transactions is recorded in the Statements of Operations, equal to the net variation margin received or paid over the period the contract was outstanding.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

The “Underlying Face Amount at Value” (appearing in the “Footnotes to Portfolios of Investments in Securities”) representing the aggregate of outstanding contractual amounts under futures contracts reflects the extent of a Portfolio’s exposure to off-balance sheet risk. The use of futures transactions involves the risk of imperfect correlation in the price movements of the contract and the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The following table presents the financial statement impacts resulting from the funds’ use of futures contracts at their fair values as of December 31, 2021 and for the year ended December 31, 2021:

Derivatives not accounted for as hedging instruments	Risk Type	Location on Statements of Assets andLiabilities	Equity Index Portfolio	Mid-Cap Equity Index Portfolio
Futures Contracts	Equity	Total Distributable Earnings (Loss)	$24,675	$28,642

Derivatives not accounted for as hedging instruments	Risk Type	Location on Statements of Operations	Equity Index Portfolio	Mid-Cap Equity Index Portfolio
Futures Contracts	Equity	Net realized gain (loss) on Futures contracts	$63,624	$17,575

Futures Contracts	Equity	Change in net unrealized appreciation (depreciation) of Futures contracts	$24,675	$28,642

During the year ended December 31, 2021, the Equity Index Portfolio and Mid-Cap Equity Index Portfolio held futures contracts with average notional amounts of $1,069,056 and $556,455, respectively.

Warrants — A warrant is an option to purchase common stock of an issuer and is issued in conjunction with another security, such as a debt obligation. A warrant specifies the price at which the holder may purchase shares of common stock and usually expires after a period of time. A warrant holder generally may pay cash for the common stock to be purchased or may surrender the principal amount of the related debt security the warrant holder owns equal to the purchase price for the stock.

The common stock underlying a warrant may not increase in value after the date the warrant was issued, or may not increase up to the warrant exercise price. In this case, the warrant generally would have little value and could expire unexercised.

Retirement Portfolios — Each of the Retirement Portfolios invests in equity (stock) Portfolios and fixed income (bond) Portfolios and targets different percentages to these asset classes. The targets reflect varying emphases on achieving capital appreciation and gains versus preserving capital and producing income, depending on the specific Portfolio’s time horizon.

The Retirement Portfolios target their investments in the following underlying Portfolios of the Investment Company in accordance with the percentage allocations noted (unaudited):

	Equity Index Portfolio	Mid-Cap Equity Index Portfolio	Small Cap Growth Portfolio	Small Cap Value Portfolio	Small Cap Equity Index Portfolio	International Portfolio	Bond Portfolio	Mid-Term Bond Portfolio	Money Market Portfolio
Retirement Income Portfolio	20%	5%	—	—	—	—	35%	25%	15%
2015 Retirement Portfolio	22%	6%	—	—	—	5%	37%	20%	10%
2020 Retirement Portfolio	23%	8%	2%	2%	—	8%	37%	15%	5%
2025 Retirement Portfolio	27%	12%	2%	2%	—	10%	32%	10%	5%
2030 Retirement Portfolio	33%	15%	2%	2%	1%	12%	25%	5%	5%
2035 Retirement Portfolio	37%	16%	3%	3%	1%	15%	25%	—	—
2040 Retirement Portfolio	41%	17%	3%	3%	2%	17%	17%	—	—
2045 Retirement Portfolio	42%	17%	4%	4%	1%	18%	14%	—	—
2050 Retirement Portfolio	41%	18%	4%	4%	2%	19%	12%	—	—
2055 Retirement Portfolio	40%	19%	5%	5%	1%	20%	10%	—	—
2060 Retirement Portfolio	39%	20%	5%	5%	2%	21%	8%	—	—

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

Generally, rebalancing of the Retirement Portfolios’ holdings is performed on a periodic basis and the mix of underlying Portfolios is reviewed annually.

Allocation Portfolios — The Allocation Portfolios target their investments in the following underlying Portfolios of the Investment Company in accordance with the percentage allocations noted (unaudited):

	Equity Index Portfolio	Mid-Cap Equity Index Portfolio	Small Cap Growth Portfolio	Small Cap Value Portfolio	International Portfolio	Bond Portfolio	Mid-Term Bond Portfolio
Conservative Allocation	25%	5%	—	—	5%	30%	35%
Moderate Allocation	35%	15%	—	—	10%	25%	15%
Aggressive Allocation	35%	20%	5%	5%	15%	20%	—

Generally, rebalancing of the Allocation Portfolios’ holdings is performed on a periodic basis.

Change in Target Investments — During the year, the Retirement Portfolios listed below had changes to their target investments. Overall increases (decreases) to the target percentages were as follows (unaudited):

	Equity Index Portfolio		Mid-Cap Equity Index Portfolio		Small Cap Growth Portfolio		Small Cap Value Portfolio		Small Cap Equity Index Portfolio		International Portfolio		Bond Portfolio	Mid-Term Bond Portfolio		Money Market Portfolio
Retirement Income Portfolio	—		—		—		—		—		—		5%	(5%	)	—
2015 Retirement Portfolio	—		(2%	)	—		—		—		—		7%	(5%	)	—
2020 Retirement Portfolio	(2%	)	(2%	)	1%		1%		—		—		9%	(7%	)	—
2025 Retirement Portfolio	(2%	)	—		—		—		—		—		5%	(8%	)	5%
2030 Retirement Portfolio	—		(1%	)	(1%	)	(1%	)	1%		—		2%	(5%	)	5%
2035 Retirement Portfolio	2%		(2%	)	(1%	)	(1%	)	—		—		2%	—		—
2040 Retirement Portfolio	6%		(4%	)	(1%	)	(1%	)	—		(1%	)	1%	—		—
2045 Retirement Portfolio	7%		(4%	)	(1%	)	(1%	)	(1%	)	—		—	—		—
2050 Retirement Portfolio	7%		(4%	)	(1%	)	(1%	)	(1%	)	—		—	—		—
2055 Retirement Portfolio	6%		(3%	)	(1%	)	(1%	)	(2%	)	1%		—	—		—
2060 Retirement Portfolio	6%		(3%	)	(1%	)	(1%	)	(2%	)	1%		—	—		—

Change in International Portfolio Investments - unaudited. — Previously, the International Portfolio was invested mainly in exchange traded funds that reflect, replicate or follow the country weightings of the MSCI EAFE® Index. The Portfolio had also invested a small percentage of assets in exchange traded funds that provide exposure to emerging markets and to companies with small market capitalizations in developed market countries. The Securities and Exchange Commission revoked the exemptive orders that allowed these investments effective on January 19, 2022. As of that date, the International Portfolio is invested directly in the stocks of companies represented in the MSCI EAFE® Index, except to the extent that it is permissible to invest in exchange traded funds within the general limitations of the Investment Company Act.

Investment Income — Interest income, accretion of discount and amortization of premium are recorded daily on an accrual basis using the effective interest method. A debt obligation may cease accrual of income and result in a reduction to interest income when the collection of all or a portion of current and past due interest is in doubt. Dividend income is recorded on the ex-dividend date. Foreign source tax withheld from dividends is recorded as a reduction from dividend income. Should reclamation efforts succeed, such amounts are recorded as income upon collection.

Foreign Currency Translations — The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized gains and losses arise from the sales of portfolio securities, sales of foreign currencies, currency gains or

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. The effect of changes in foreign exchange rates on foreign denominated securities is reflected in the net realized gain (loss) on foreign currency translations and change in net unrealized appreciation (depreciation) of foreign currency translations within the Statement of Operations.

Distributions to Shareholders (“Dividends”) — Distributions to shareholders are recorded on the ex-dividend date and are made at least annually. It is the Investment Company’s policy to make distributions of its net investment income and net realized gains, if any, in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Accordingly, periodic reclassifications (which do not impact the Portfolios’ net asset values) are made within the Portfolios’ capital accounts to reflect income and gains available for distribution under Federal income tax regulations.

Federal Income Taxes — Each Portfolio in the Investment Company intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.

GAAP requires the evaluation of tax positions taken in the course of preparing a portfolio’s tax return to determine whether it is “more-likely-than-not” that tax positions taken in the portfolio’s tax return will be ultimately sustained, and, if not, a tax liability and expense is recorded.

As of December 31, 2021, management has evaluated the tax positions taken on the Portfolios’ filed tax returns for all open tax years and has concluded that no tax provision is required in any of the Portfolios’ financial statements. Generally, the statute of limitations is open for 3 years after the tax returns are filed. Each Portfolio’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

As of December 31, 2021, the following Mutual of America Variable Insurance Portfolios had capital loss carry-forwards available to offset net realized capital gains generated after December 31, 2021.

	Retirement Income Portfolio	2030 Retirement Portfolio	2055 Retirement Portfolio	2060 Retirement Portfolio
Capital loss carry-forward (short-term)	$(1,754)	$(125,568)	$(26,365)	$(980)
(long-term)	$—	$—	$—	$—

	Money Market Portfolio	Mid-Term Bond Portfolio	Bond Portfolio
Capital loss carry-forward (short-term)	$(478)	$(8)	$(69,547)
(long-term)	$—	$(8,315)	$—

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

2.	EXPENSES

The Investment Company has an Investment Advisory Agreement with Mutual of America Capital Management LLC (“the Adviser”), an indirect wholly-owned subsidiary of Mutual of America Life. For providing investment management services to each of the Portfolios of the Investment Company, the Adviser receives a fee, calculated as a daily charge of the value of the net assets of each portfolio, at the following annual rates:

Portfolio	Annual Investment Management Fee
Retirement Portfolios	.05%
Equity Index, Mid-Cap Equity Index, Small Cap Equity Index, International Portfolios	.075%
Money Market Portfolio	.15%
Bond Portfolio	.39%
All America, Mid-Term Bond Portfolios	.40%
Mid Cap Value Portfolio	.55%
Small Cap Value, Small Cap Growth Portfolios	.75%

The Retirement and Allocation Portfolios incur direct investment management expenses of .05% and .00%, respectively. Shareholders in the Allocation and Retirement Portfolios indirectly bear their pro-rata share of the investment management fees incurred by the underlying Portfolios in which they invest.

The total expenses of each Portfolio are subject to expense limitations as stated in the exemptive order issued by the Securities and Exchange Commission on October 29, 2019 (the “Substitution Order”) arising out of the substitution of the Mutual of America Investment Corporation Funds for Investment Company Funds in certain contracts and policies issued by the separate accounts of Mutual of America Life and Wilton Reassurance Life Company of New York.

In accordance with the Substitution Order, effective January 24, 2020, the Adviser agreed to reimburse the Portfolios’ expenses to the extent that the Total Annual Operating Expenses exceed the Total Annual Operating Expenses of the replaced funds for the most recent fiscal year preceding the date of the Substitution Order (excluding any Acquired Fund Fees, as applicable, and any extraordinary expenses that may arise and charges incurred in trading portfolio securities) from inception of the Portfolios through April 30, 2023. In accordance with a reimbursement agreement between the Adviser and the Investment Company, from May 1, 2023 through the termination of the agreement, the Adviser will reimburse Other Expenses to the extent that Other Expenses exceed 0.15%. This contractual obligation may not be terminated before April 30, 2030, and will continue for succeeding 12 month periods thereafter, unless terminated by either the Investment Company or the Adviser upon proper notice.

Total Annual Portfolio Operating Expenses after Expense Reimbursement through April 30, 2023

Equity Index Portfolio	0.13%
All America Portfolio	0.52%
Small Cap Value Portfolio	0.81%
Small Cap Growth Portfolio	0.81%
Small Cap Equity Index Portfolio	0.14%
Mid Cap Value Portfolio	0.65%
Mid-Cap Equity Index Portfolio	0.14%
International Portfolio	0.12%
Retirement Income Portfolio	0.08%
2015 Retirement Portfolio	0.07%
2020 Retirement Portfolio	0.07%
2025 Retirement Portfolio	0.06%
2030 Retirement Portfolio	0.06%
2035 Retirement Portfolio	0.07%
2040 Retirement Portfolio	0.07%
2045 Retirement Portfolio	0.07%
2050 Retirement Portfolio	0.07%
2055 Retirement Portfolio	0.05%

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

2.	EXPENSES (CONTINUED)

Total Annual Portfolio Operating Expenses after Expense Reimbursement through April 30, 2023
2060 Retirement Portfolio	0.05%
Conservative Allocation Portfolio	0.02%
Moderate Allocation Portfolio	0.02%
Aggressive Allocation Portfolio	0.02%
Money Market Portfolio	0.20%
Mid-Term Bond Portfolio	0.45%
Bond Portfolio	0.45%

Commencing January 1, 2021, the operating expense reimbursement for the Equity Index, Small Cap Equity Index, International and 2055 Retirement Portfolios was further modified to reflect the expense limitations stated in the Substitution Order, resulting in lower operating expenses as reflected in the table above.

3.	INVESTMENTS

The cost of investment purchases and proceeds from sales of investments, excluding short-term securities and futures contracts, for the year ended December 31, 2021 were as follows:

	Equity Index Portfolio	All America Portfolio	Small Cap Value Portfolio	Small Cap Growth Portfolio	Small Cap Equity Index Portfolio
Cost of investment purchases	$23,331,420	$4,249,366	$11,199,171	$9,514,464	$7,006,693

Proceeds from sales of investments	$25,238,012	$4,808,407	$9,359,883	$10,367,786	$4,728,699

	Mid Cap Value Portfolio	Mid-Cap Equity Index Portfolio	International Portfolio	Retirement Income Portfolio	2015 Retirement Portfolio
Cost of investment purchases	$2,788,894	$22,175,367	$15,212,121	$2,707,222	$1,044,073

Proceeds from sales of investments	$1,360,090	$24,011,856	$14,258,345	$582,281	$1,308,164

	2020 Retirement Portfolio	2025 Retirement Portfolio	2030 Retirement Portfolio	2035 Retirement Portfolio	2040 Retirement Portfolio
Cost of investment purchases	$3,020,484	$5,329,150	$4,083,779	$2,571,836	$2,775,505

Proceeds from sales of investments	$4,665,451	$3,425,449	$1,088,771	$1,114,835	$841,154

	2045 Retirement Portfolio	2050 Retirement Portfolio	2055 Retirement Portfolio	2060 Retirement Portfolio	Conservative Allocation Portfolio
Cost of investment purchases	$1,073,834	$1,328,992	$425,246	$510,756	$3,122,999

Proceeds from sales of investments	$429,574	$838,954	$94,338	$112,454	$3,579,666

	Moderate Allocation Portfolio	Aggressive Allocation Portfolio	Mid-Term Bond Portfolio	Bond Portfolio
Cost of investment purchases	$7,241,318	$1,308,450	$4,422,912	$15,627,563

Proceeds from sales of investments	$9,711,683	$894,291	$3,284,643	$10,522,177

The cost of short-term security purchases for the Money Market Portfolio for the year ended December 31, 2021, was $77,132,071. Proceeds from sales for the same period were $76,594,870.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

3.	INVESTMENTS (CONTINUED)

The components of net unrealized appreciation (depreciation) of investments for federal income tax purposes and the cost of investments for federal income tax purposes at December 31, 2021 for each of the Portfolios were as follows:

	Equity Index Portfolio	All America Portfolio	Small Cap Value Portfolio	Small Cap Growth Portfolio	Small Cap Equity Index Portfolio
Unrealized Appreciation	$35,898,506	$5,084,496	$1,277,794	$4,049,678	$1,359,548
Unrealized Depreciation	(2,314,122)	(459,332)	(697,934)	(728,539)	(502,302)

Net	$33,584,384	$4,625,164	$579,860	$3,321,139	$857,246

Tax Cost of Investments	$90,413,446	$13,285,439	$11,350,274	$12,299,883	$6,719,369

	Mid Cap Value Portfolio	Mid-Cap Equity Index Portfolio	International Portfolio	Retirement Income Portfolio	2015 Retirement Portfolio
Unrealized Appreciation	$506,681	$13,157,019	$488,638	$346,291	$625,971
Unrealized Depreciation	(82,773)	(2,234,916)	(248,355)	(268,418)	(26,872)

Net	$423,908	$10,922,103	$240,283	$77,873	$599,099

Tax Cost of Investments	$3,501,846	$48,511,013	$15,175,327	$5,257,882	$5,755,517

	2020 Retirement Portfolio	2025 Retirement Portfolio	2030 Retirement Portfolio	2035 Retirement Portfolio	2040 Retirement Portfolio
Unrealized Appreciation	$2,006,725	$3,820,694	$2,753,216	$1,519,335	$1,503,730
Unrealized Depreciation	(142,480)	(269,329)	(123,432)	(68,827)	(83,679)

Net	$1,864,245	$3,551,365	$2,629,784	$1,450,508	$1,420,051

Tax Cost of Investments	$14,379,583	$22,259,009	$14,043,049	$7,033,500	$6,744,322

	2045 Retirement Portfolio	2050 Retirement Portfolio	2055 Retirement Portfolio	2060 Retirement Portfolio	Conservative Allocation Portfolio
Unrealized Appreciation	$788,181	$743,466	$142,822	$84,930	$941,149
Unrealized Depreciation	(38,802)	(31,593)	(2,545)	(4,815)	(130,011)

Net	$749,379	$711,873	$140,277	$80,115	$811,138

Tax Cost of Investments	$3,252,271	$3,269,755	$750,839	$670,667	$9,034,141

	Moderate Allocation Portfolio	Aggressive Allocation Portfolio	Money Market Portfolio	Mid-Term Bond Portfolio	Bond Portfolio
Unrealized Appreciation	$3,576,655	$1,008,266	$—	$149,720	$405,503
Unrealized Depreciation	(92,652)	(68,482)	—	(286,612)	(705,241)

Net	$3,484,003	$939,784	$—	$(136,892)	$(299,738)

Tax Cost of Investments	$20,099,467	$4,109,723	$8,064,705	$20,971,008	$38,064,723

The difference between the components of distributable earnings for income tax purposes and the amounts reflected in the statements of assets and liabilities arise primarily from federal income tax treatment of wash sales, REITs, PFICs, partnerships, corporate actions, and futures contracts.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

3.	INVESTMENTS (CONTINUED)

Investments in affiliated investment companies during the year ended December 31, 2021 were as follows:

Affiliated Investment Company	Value as of December 31, 2020	Purchases	Realized Gain (Loss) on Investment Securities	Change in Unrealized Appreciation (Depreciation) of Investment Securities	Sales	Value as of December 31, 2021	Dividends	Realized Gain, Distributions
Retirement Income Portfolio
Bond Portfolio	$873,980	$1,086,707	$1,846	$(58,542)	$(93,244)	$1,810,747	$26,174	$287
Equity Index Portfolio	675,294	481,222	53,734	166,370	(188,007)	1,188,613	14,655	—
Mid-Cap Equity Index Portfolio	184,314	119,927	3,486	45,079	(14,236)	338,570	3,286	—
Mid-Term Bond Portfolio	878,914	634,440	1,865	(53,142)	(70,947)	1,391,130	14,124	15,861
Money Market Portfolio	438,477	384,926	179,471	(180,332)	(215,847)	606,695	—	—

Total	$3,050,979	$2,707,222	$240,402	$(80,567)	$(582,281)	$5,335,755	$58,239	$16,148

2015 Retirement Portfolio
Bond Portfolio	$1,758,992	$651,496	$5,264	$(82,952)	$(238,069)	$2,094,731	$32,130	$351
Equity Index Portfolio	1,500,521	95,547	92,155	264,320	(412,400)	1,540,143	18,184	—
International Portfolio	340,119	22,951	4,381	24,742	(34,849)	357,344	5,368	—
Mid-Cap Equity Index Portfolio	591,457	28,120	80,766	33,937	(348,817)	385,463	3,856	—
Mid-Term Bond Portfolio	1,476,059	210,794	4,202	(63,377)	(154,331)	1,473,347	15,329	—
Money Market Portfolio	589,005	35,165	(46)	(838)	(119,698)	503,588	—	17,213

Total	$6,256,153	$1,044,073	$186,722	$175,832	$(1,308,164)	$6,354,616	$74,867	$17,564

2020 Retirement Portfolio
Bond Portfolio	$4,279,056	$1,841,579	$16,698	$(208,519)	$(915,103)	$5,013,711	$76,726	$840
Equity Index Portfolio	4,443,783	307,632	346,839	656,419	(1,578,807)	4,175,866	49,464	—
International Portfolio	1,419,442	108,115	30,430	90,508	(235,944)	1,412,551	21,237	—
Mid-Cap Equity Index Portfolio	1,921,586	109,551	222,176	158,220	(978,372)	1,433,161	14,275	—
Mid-Term Bond Portfolio	3,385,310	562,529	18,083	(148,880)	(631,547)	3,185,495	33,084	37,153
Money Market Portfolio	767,432	54,296	(85)	(959)	(247,464)	573,220	—	—
Small Cap Growth Portfolio	209,841	17,696	13,970	8,052	(39,107)	210,452	177	—
Small Cap Value Portfolio	198,989	19,086	6,655	53,749	(39,107)	239,372	1,565	—

Total	$16,625,439	$3,020,484	$654,766	$608,590	$(4,665,451)	$16,243,828	$196,528	$37,993

2025 Retirement Portfolio
Bond Portfolio	$5,252,937	$2,300,241	$17,844	$(248,350)	$(551,700)	$6,770,972	$95,251	$1,043
Equity Index Portfolio	6,574,508	1,034,653	346,689	1,313,684	(1,581,460)	7,688,074	85,873	—
International Portfolio	2,261,346	381,995	22,913	176,331	(185,573)	2,657,012	37,684	—
Mid-Cap Equity Index Portfolio	2,934,965	444,092	151,122	482,933	(726,382)	3,286,730	30,920	—
Mid-Term Bond Portfolio	3,518,974	701,393	9,664	(154,304)	(259,567)	3,816,160	37,925	42,590
Money Market Portfolio	—	324,300	(4)	(201)	(46,540)	277,555	—	—
Small Cap Growth Portfolio	533,240	69,347	11,984	41,559	(37,114)	619,016	483	—
Small Cap Value Portfolio	503,782	73,129	3,550	151,507	(37,113)	694,855	4,269	—

Total	$21,579,752	$5,329,150	$563,762	$1,763,159	$(3,425,449)	$25,810,374	$292,405	$43,633

2030 Retirement Portfolio
Bond Portfolio	$2,421,199	$1,115,523	$3,421	$(112,157)	$(130,302)	$3,297,684	$43,735	$479
Equity Index Portfolio	4,031,407	1,163,980	100,326	1,051,227	(383,091)	5,963,849	64,022	—
International Portfolio	1,460,841	579,010	8,654	128,407	(62,869)	2,114,043	29,024	—
Mid-Cap Equity Index Portfolio	2,105,768	530,339	92,008	377,849	(432,334)	2,673,630	24,355	—
Mid-Term Bond Portfolio	1,059,034	221,393	1,082	(45,297)	(34,133)	1,202,079	11,651	13,084
Money Market Portfolio	—	236,663	(3)	(129)	(18,258)	218,273	—	—

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

3.	INVESTMENTS (CONTINUED)

Affiliated Investment Company	Value as of December 31, 2020	Purchases	Realized Gain (Loss) on Investment Securities	Change in Unrealized Appreciation (Depreciation) of Investment Securities	Sales	Value as of December 31, 2021	Dividends	Realized Gain, Distributions
Small Cap Equity Index Portfolio	$—	$87,523	$(49)	$(7,811)	$(3,652)	$76,011	$790	$9,392
Small Cap Growth Portfolio	427,843	73,076	4,027	39,142	(12,066)	532,022	413	—
Small Cap Value Portfolio	403,133	76,272	1,597	126,306	(12,066)	595,242	3,605	—

Total	$11,909,225	$4,083,779	$211,063	$1,557,537	$(1,088,771)	$16,672,833	$177,595	$22,955

2035 Retirement Portfolio
Bond Portfolio	$1,193,953	$793,974	$3,330	$(64,577)	$(180,749)	$1,745,931	$25,739	$282
Equity Index Portfolio	2,113,708	857,488	63,795	562,385	(279,190)	3,318,186	36,086	—
International Portfolio	902,444	384,731	13,443	67,010	(112,996)	1,254,632	17,914	—
Mid-Cap Equity Index Portfolio	1,174,607	362,011	73,046	195,291	(330,586)	1,474,369	13,985	—
Small Cap Equity Index Portfolio	66,764	34,792	2,466	2,112	(7,533)	98,601	1,049	12,617
Small Cap Growth Portfolio	281,955	68,639	25,452	1,055	(76,890)	300,211	238	—
Small Cap Value Portfolio	270,511	70,201	19,366	58,891	(126,891)	292,078	1,801	—

Total	$6,003,942	$2,571,836	$200,898	$822,167	$(1,114,835)	$8,484,008	$96,812	$12,899

2040 Retirement Portfolio
Bond Portfolio	$710,055	$419,559	$1,897	$(33,743)	$(55,903)	$1,041,865	$15,195	$166
Equity Index Portfolio	1,813,768	1,244,941	29,499	575,157	(135,559)	3,527,806	38,083	—
International Portfolio	928,362	450,639	7,560	82,944	(57,520)	1,411,985	20,022	—
Mid-Cap Equity Index Portfolio	1,167,249	433,916	93,515	172,740	(412,891)	1,454,529	13,684	—
Small Cap Equity Index Portfolio	113,362	68,532	2,605	3,544	(6,597)	181,446	1,956	23,351
Small Cap Growth Portfolio	241,884	78,262	20,135	3,430	(61,344)	282,367	222	—
Small Cap Value Portfolio	229,529	79,656	16,635	49,895	(111,340)	264,375	1,615	—

Total	$5,204,209	$2,775,505	$171,846	$853,967	$(841,154)	$8,164,373	$90,777	$23,517

2045 Retirement Portfolio
Bond Portfolio	$333,653	$108,455	$422	$(15,182)	$(18,804)	$408,544	$5,869	$64
Equity Index Portfolio	967,115	539,976	14,303	295,663	(62,067)	1,754,990	18,745	—
International Portfolio	496,554	191,847	3,478	46,863	(23,379)	715,363	10,031	—
Mid-Cap Equity Index Portfolio	625,223	145,977	52,201	91,617	(223,205)	691,813	6,431	—
Small Cap Equity Index Portfolio	60,449	20,244	31,934	(25,452)	(21,443)	65,732	707	8,451
Small Cap Growth Portfolio	162,641	33,200	8,385	7,885	(25,338)	186,773	142	—
Small Cap Value Portfolio	153,087	34,135	8,672	37,879	(55,338)	178,435	1,080	—

Total	$2,798,722	$1,073,834	$119,395	$439,273	$(429,574)	$4,001,650	$43,005	$8,515

2050 Retirement Portfolio
Bond Portfolio	$298,975	$123,020	$584	$(13,959)	$(65,348)	$343,272	$5,368	$59
Equity Index Portfolio	979,518	646,629	64,420	233,486	(228,804)	1,695,249	19,288	—
International Portfolio	547,344	247,303	15,225	36,463	(102,453)	743,882	11,111	—
Mid-Cap Equity Index Portfolio	681,180	191,836	73,298	78,517	(298,081)	726,750	7,195	—
Small Cap Equity Index Portfolio	95,068	36,364	12,301	(2,500)	(35,900)	105,333	1,128	13,574
Small Cap Growth Portfolio	168,135	41,413	14,682	2,238	(41,684)	184,784	151	—
Small Cap Value Portfolio	158,993	42,427	11,624	35,998	(66,684)	182,358	1,168	—

Total	$2,929,213	$1,328,992	$192,134	$370,243	$(838,954)	$3,981,628	$45,409	$13,633

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

3.	INVESTMENTS (CONTINUED)

Affiliated Investment Company	Value as of December 31, 2020	Purchases	Realized Gain (Loss) on Investment Securities	Change in Unrealized Appreciation (Depreciation) of Investment Securities	Sales	Value as of December 31, 2021	Dividends	Realized Gain, Distributions
2055 Retirement Portfolio
Bond Portfolio	$38,145	$36,593	$84	$(1,914)	$(2,943)	$69,965	$1,039	$11
Equity Index Portfolio	149,776	182,199	4,007	56,198	(18,962)	373,218	4,076	—
International Portfolio	83,748	76,765	799	8,440	(5,545)	164,207	2,352	—
Mid-Cap Equity Index Portfolio	104,380	77,190	8,794	18,253	(37,594)	171,023	1,627	—
Small Cap Equity Index Portfolio	14,544	11,266	3,459	(2,069)	(10,389)	16,811	185	2,177
Small Cap Growth Portfolio	31,007	20,485	2,458	989	(7,450)	47,489	38	—
Small Cap Value Portfolio	29,458	20,748	1,754	7,898	(11,455)	48,403	300	—

Total	$451,058	$425,246	$21,355	$87,795	$(94,338)	$891,116	$9,617	$2,188

2060 Retirement Portfolio
Bond Portfolio	$19,339	$37,943	$240	$(1,159)	$(5,859)	$50,504	$392	$4
Equity Index Portfolio	92,514	206,545	5,208	30,134	(32,427)	301,974	1,975	—
International Portfolio	56,122	100,594	1,413	4,902	(14,533)	148,498	1,212	—
Mid-Cap Equity Index Portfolio	69,014	99,893	6,704	9,757	(35,420)	149,948	847	—
Small Cap Equity Index Portfolio	12,423	15,244	2,291	(2,122)	(7,717)	20,119	216	2,473
Small Cap Growth Portfolio	19,962	25,206	2,389	(820)	(7,251)	39,486	19	—
Small Cap Value Portfolio	18,590	25,331	821	4,758	(9,247)	40,253	155	—

Total	$287,964	$510,756	$19,066	$45,450	$(112,454)	$750,782	$4,816	$2,477

Conservative Allocation Portfolio
Bond Portfolio	$2,807,511	$816,273	$15,909	$(132,250)	$(957,593)	$2,549,850	$41,081	$450
Equity Index Portfolio	2,645,091	682,991	304,409	379,375	(1,185,683)	2,826,183	37,379	—
International Portfolio	534,638	137,691	21,569	24,578	(159,598)	558,878	8,567	—
Mid-Cap Equity Index Portfolio	508,221	135,215	37,599	79,179	(159,598)	600,616	6,094	—
Mid-Term Bond Portfolio	3,200,283	1,350,829	26,232	(150,398)	(1,117,194)	3,309,752	31,544	35,420

Total	$9,695,744	$3,122,999	$405,718	$200,484	$(3,579,666)	$9,845,279	$124,665	$35,870

Moderate Allocation Portfolio
Bond Portfolio	$5,308,688	$2,013,402	$44,827	$(250,823)	$(2,138,348)	$4,977,746	$66,450	$728
Equity Index Portfolio	8,552,203	2,132,292	890,538	1,233,110	(3,701,980)	9,106,163	107,582	—
International Portfolio	2,419,767	612,766	120,175	89,490	(855,338)	2,386,860	34,276	—
Mid-Cap Equity Index Portfolio	3,734,728	907,916	433,381	401,825	(1,733,009)	3,744,841	40,178
Mid-Term Bond Portfolio	3,186,591	1,574,942	39,721	(150,386)	(1,283,008)	3,367,860	26,944	30,260

Total	$23,201,977	$7,241,318	$1,528,642	$1,323,216	$(9,711,683)	$23,583,470	$275,430	$30,988

Aggressive Allocation Portfolio
Bond Portfolio	$690,171	$283,999	$4,035	$(32,702)	$(171,762)	$773,741	$11,402	$124
Equity Index Portfolio	1,400,251	450,463	79,458	324,259	(308,567)	1,945,864	21,761	—
International Portfolio	588,521	194,135	19,668	34,329	(128,821)	707,832	10,406	—
Mid-Cap Equity Index Portfolio	795,501	255,425	49,760	142,685	(199,262)	1,044,109	10,452	—
Small Cap Growth Portfolio	263,343	61,494	15,022	13,273	(42,939)	310,193	251	—
Small Cap Value Portfolio	187,956	62,934	7,377	52,440	(42,939)	267,768	1,694	—

Total	$3,925,743	$1,308,450	$175,320	$534,284	$(894,290)	$5,049,507	$55,966	$124

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

4.	CAPITAL SHARE ACTIVITY

The Investment Company has registered an indefinite number of its capital shares pursuant to Rule 24f-2 under the Investment Company Act of 1940. As of December 31, 2021, shares authorized at par value $0.01 per share were allocated into the 25 series of Portfolios as follows:

Authorized No. of Shares
Total Shares Allocated
Equity Index Portfolio	30,000,000
All America Portfolio	10,000,000
Small Cap Value Portfolio	10,000,000
Small Cap Growth Portfolio	15,000,000
Small Cap Equity Index Portfolio	10,000,000
Mid Cap Value Portfolio	5,000,000
Mid-Cap Equity Index Portfolio	40,000,000
International Portfolio	25,000,000
Retirement Income Portfolio	5,000,000
2015 Retirement Portfolio	10,000,000
2020 Retirement Portfolio	25,000,000
2025 Retirement Portfolio	25,000,000
2030 Retirement Portfolio	15,000,000
2035 Retirement Portfolio	10,000,000
2040 Retirement Portfolio	10,000,000
2045 Retirement Portfolio	10,000,000
2050 Retirement Portfolio	10,000,000
2055 Retirement Portfolio	10,000,000
2060 Retirement Portfolio	10,000,000
Conservative Allocation Portfolio	10,000,000
Moderate Allocation Portfolio	25,000,000
Aggressive Allocation Portfolio	10,000,000
Money Market Portfolio	10,000,000
Mid-Term Bond Portfolio	35,000,000
Bond Portfolio	40,000,000

Sub-Total	415,000,000
Shares to be allocated at the discretion of the Board of Directors	135,000,000

Total	550,000,000

On September 25, 2020, after the close of trading on the New York Stock Exchange, the Portfolios listed below effected a 1 for 10 reverse split, and post-split shares began trading on September 28, 2020. As a result of the reverse split, every ten pre-split shares were automatically exchanged for one post-split share. The effect of the reverse split transaction was to reduce the number of shares outstanding by the reverse split factor and resulted in a proportionate increase in the net asset value per share. These transactions had not changed the net assets or the value of a shareholder’s investment. Shares issued and outstanding immediately prior to and after the reverse share split, not accounting for fractional shares, are listed below.

	Pre-split		Post-split
Portfolio	Shares Outstanding	NAV	Shares Outstanding	NAV
Equity Index Portfolio	17,004,903	$4.96	1,700,490	$49.63
All America Portfolio	5,256,558	$2.38	525,656	$23.83
Small Cap Value Portfolio	5,400,452	$1.10	540,045	$11.04
Small Cap Growth Portfolio	6,765,883	$1.60	676,588	$16.01
Small Cap Equity Index Portfolio	3,931,560	$0.82	393,156	$8.21
Mid Cap Value Portfolio	1,092,225	$1.37	109,222	$13.66

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

4.	CAPITAL SHARE ACTIVITY (CONTINUED)

	Pre-split		Post-split
Portfolio	Shares Outstanding	NAV	Shares Outstanding	NAV
Mid-Cap Equity Index Portfolio	19,325,613	$1.99	1,932,561	$19.95
International Portfolio	12,902,585	$0.84	1,290,259	$8.38
Retirement Income Portfolio	2,483,647	$1.25	248,365	$12.55
2015 Retirement Portfolio	5,405,404	$1.07	540,540	$10.74
2020 Retirement Portfolio	12,222,000	$1.26	1,222,200	$12.62
2025 Retirement Portfolio	14,112,315	$1.37	1,411,231	$13.73
2030 Retirement Portfolio	7,253,464	$1.42	725,346	$14.22
2035 Retirement Portfolio	3,473,571	$1.43	347,357	$14.34
2040 Retirement Portfolio	3,007,567	$1.41	300,757	$14.11
2045 Retirement Portfolio	1,683,211	$1.39	168,321	$13.89
2050 Retirement Portfolio	1,386,056	$1.69	138,606	$16.86
2055 Retirement Portfolio	288,405	$1.27	28,840	$12.75
2060 Retirement Portfolio	219,155	$1.06	21,916	$10.61
Conservative Allocation Portfolio	6,319,065	$1.32	631,906	$13.17
Moderate Allocation Portfolio	13,702,383	$1.56	1,370,238	$15.64
Aggressive Allocation Portfolio	2,127,908	$1.70	212,791	$17.05
Money Market Portfolio	6,096,389	$1.24	609,639	$12.36
Mid-Term Bond Portfolio	17,837,532	$1.12	1,783,753	$11.19
Bond Portfolio	21,793,694	$1.58	2,179,369	$15.78

5.	DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION

The Portfolios of Mutual of America Variable Insurance Portfolios, Inc. commenced operations on January 24, 2020. On December 21, 2020, required dividend distributions from net investment income, in the amount of $17,863 and $58,585, respectively, were declared and paid by the Money Market Portfolio and the Small Cap Equity Index Portfolio. The Small Cap Equity Index Portfolio also declared and paid $1,139 of long-term capital gains, and the Money Market Portfolio distributed $360 of return of capital.

On October 5, 2021 and October 7, 2021, required distributions of net investment income and, as applicable, net realized gains were declared and paid for the applicable portfolios as follows: Equity Index Portfolio, All America Portfolio, Small Cap Value Portfolio, Small Cap Growth Portfolio, Small Cap Equity Index Portfolio, Mid Cap Value Portfolio, Mid-Cap Equity Index Portfolio, International Portfolio, Retirement Income Portfolio, 2035 Retirement Portfolio, 2050 Retirement Portfolio, 2060 Retirement Portfolio, Conservative Allocation Portfolio, Mid-Term Bond Portfolio and Bond Portfolio.

On December 14, 2021, required dividend distributions from net investment income, short-term gains and long-term capital gains, were declared and paid by the Small Cap Equity Index Portfolio.

Pursuant to shareholders’ instructions, substantially all dividend distributions throughout 2021 and 2020 were immediately reinvested into their respective portfolios. The tax character of the distributions paid during 2021 was as follows:

	Equity Index Portfolio	All America Portfolio	Small Cap Value Portfolio	Small Cap Growth Portfolio	Small Cap Equity Index Portfolio
Ordinary Income (a)
2021	$1,402,613	$148,887	$103,700	$12,666	$464,595
Long-Term Capital Gains
2021	$—	$—	$—	$—	$624,780

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

5.	DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION (CONTINUED)

	Mid Cap Value Portfolio	Mid-Cap Equity Index Portfolio	International Portfolio	Retirement Income Portfolio	2015 Retirement Portfolio
Ordinary Income (a)
2021	$26,563	$577,063	$220,053	$18,820	$—
Long-Term Capital Gains
2021	$—	$—	$—	$—	$—

	2020 Retirement Portfolio	2025 Retirement Portfolio	2030 Retirement Portfolio	2035 Retirement Portfolio	2040 Retirement Portfolio
Ordinary Income (a)
2021	$—	$—	$—	$—	$—
Long-Term Capital Gains
2021	$—	$—	$—	$15	$—

	2045 Retirement Portfolio	2050 Retirement Portfolio	2055 Retirement Portfolio	2060 Retirement Portfolio	Conservative Allocation Portfolio
Ordinary Income (a)
2021	$—	$2,154	$—	$25	$38,197
Long-Term Capital Gains
2021	$—	$20	$—	$—	$—

	Moderate Allocation Portfolio	Aggressive Allocation Portfolio	Money Market Portfolio	Mid-Term Bond Portfolio	Bond Portfolio
Ordinary Income (a)
2021	$—	$—	$—	$430,440	$561,005
Long-Term Capital Gains
2021	$—	$—	$—	$—	$—

Notes:

(a)	Includes distributions from Portfolio-level net short-term capital gains.

Undistributed net income and gains (losses) — As of December 31, 2021, undistributed net income and undistributed accumulated gain (loss) for federal income tax purposes were as follows:

	Equity Index Portfolio	All America Portfolio	Small Cap Value Portfolio	Small Cap Growth Portfolio	Small Cap Equity Index Portfolio
Accumulated undistributed net investment income	$1,487,449	$210,388	$90,818	$353,432	$37,644
Accumulated undistributed net realized gain/(loss) on investments	$3,106,194	$727,589	$1,095,633	$1,679,987	$66,273
Net unrealized appreciation (depreciation) of investments	$33,584,384	$4,625,164	$579,860	$3,321,139	$857,246

	Mid Cap Value Portfolio	Mid-Cap Equity Index Portfolio	International Portfolio	Retirement Income Portfolio	2015 Retirement Portfolio
Accumulated undistributed net investment income	$48,246	$655,120	$348,798	$71,106	$88,077
Accumulated undistributed net realized gain/(loss) on investments	$201,472	$2,962,773	$1,366,105	$236,222	$181,815
Net unrealized appreciation (depreciation) of investments	$423,908	$10,922,103	$240,334	$77,873	$599,099

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

5.	DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION (CONTINUED)

	2020 Retirement Portfolio	2025 Retirement Portfolio	2030 Retirement Portfolio	2035 Retirement Portfolio	2040 Retirement Portfolio
Accumulated undistributed net investment income	$223,193	$372,193	$186,415	$98,551	$104,111
Accumulated undistributed net realized gain/(loss) on investments	$626,756	$514,021	$(125,568)	$207,165	$170,421
Net unrealized appreciation (depreciation) of investments	$1,864,245	$3,551,365	$2,629,784	$1,450,508	$1,420,051

	2045 Retirement Portfolio	2050 Retirement Portfolio	2055 Retirement Portfolio	2060 Retirement Portfolio	Conservative Allocation Portfolio
Accumulated undistributed net investment income	$44,067	$48,489	$10,350	$5,758	$177,860
Accumulated undistributed net realized gain/(loss) on investments	$83,350	$199,136	$(26,365)	$(980)	$386,584
Net unrealized appreciation (depreciation) of investments	$749,379	$711,873	$140,277	$80,115	$811,138

	Moderate Allocation Portfolio	Aggressive Allocation Portfolio	Money Market Portfolio	Mid-Term Bond Portfolio	Bond Portfolio
Accumulated undistributed net investment income	$302,064	$55,398	$—	$156,410	$526,892
Accumulated undistributed net realized gain/(loss) on investments	$1,007,850	$157,404	$(478)	$(8,323)	$(69,547)
Net unrealized appreciation (depreciation) of investments	$3,484,003	$939,784	$—	$(136,892)	$(299,738)

The difference between the components of distributable earnings for income tax purposes and the amounts reflected in the statements of assets and liabilities arise primarily from federal income tax treatment of wash sales, REITs, PFICs, partnerships, corporate actions, and futures contracts.

Reclassifications: U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. For the year ended December 31, 2021, the Portfolios reclassified amounts primarily relating to tax treatment of paydowns, REITs, PFICs, and prior year post financial statement adjustments. These reclassifications have no effect on net assets or net asset values per share.

6.	RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the FASB issued ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Portfolio’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Funds have complied with ASU 2018-13 for the year ended December 31, 2021, resulting in i) disclosures for the total unrealized gain or loss attributable to fair value changes in Level 3 securities, and ii) the elimination of the disclosure of the reasons and amounts of transfers between Level 1 and Level 2, and the Funds’ valuation processes for Level 3 securities.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

6.	RECENT ACCOUNTING PRONOUNCEMENTS (CONTINUED)

In March 2020, the FASB issued ASU No. 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments that will undergo reference rate-related modifications as a result of the reference rate reform.

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule will become effective 60 days after publication in the Federal Register, and will have a compliance date 18 months following the effective date. Management is currently evaluating the Rule and its impact to the Funds.

7.	OTHER MATTERS

During 2020, the COVID-19 outbreak was declared a pandemic by the World Health Organization. The situation is dynamic with various cities and countries around the world responding in different ways to address the outbreak. The rapid development and fluidity of this situation precludes any prediction as to its ultimate impact, which may have a continued adverse impact on economic and market conditions and trigger a period of global economic slowdown.

Management is still monitoring developments relating to COVID-19 and are coordinating its operational response based on existing business continuity plans and on guidance from global health organizations, relevant governments and general pandemic response best practices.

8.	REORGANIZATIONS

On July 31, 2020, the Investment Company 2010 Retirement Portfolio (“Transferor Fund”), was reorganized into the Retirement Income Portfolio, (“Surviving Fund”) in accordance with an Agreement and Plan of Reorganization (the “Agreement”) made on February 28, 2020. The Agreement provided for the transfer of all assets of the Transferor Fund for shares of the Surviving Fund and the assumption of the liabilities of the Transferor Fund by the Surviving Fund. The Transferor Fund then ceased operations.

On the reorganization date, the Transferor Fund had the following total investment cost and value, representing the principal assets acquired by the Surviving Fund:

Transferor Fund	Total Investment Value	Total Investment Cost	Unrealized Gain on Investments
2010 Retirement Portfolio	$312,786	$305,159	$7,627

The purpose of the transaction was to combine two portfolios with substantially similar investment objectives and policies.

The acquisition was accomplished by a tax-free exchange , for tax purposes only, of the following shares on July 31, 2020:

Transferor Fund	Shares(a)	Surviving Fund	Shares(a)	Value
2010 Retirement Portfolio	30,333	Retirement Income Portfolio	24,918	$312,727

a)	Shares adjusted for the 1 for 10 reverse share split on September 25, 2020.

For financial reporting purposes, assets received and shares issued by the Surviving Fund, including the associated cost basis of the acquired investments, were recorded at fair value.

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2021

8.	REORGANIZATIONS (CONTINUED)

The net assets and net unrealized appreciation immediately before the acquisition were as follows:

Transferor Fund	Net Assets	Unrealized Appreciation on Investments	Surviving Fund	Net Assets
2010 Retirement Portfolio	$312,727	$7,627	Retirement Income Portfolio	$2,038,735

Assuming the acquisition had been completed on January 1, 2020, the Surviving Fund’s unaudited pro forma results of operations for the year ended December 31, 2020 would have been as follows:

Surviving Fund	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain on Investments(b)	Net Increase in Net Assets Resulting from Operations
Retirement Income Portfolio	$(648)	$173,627	$172,979

a)

Net investment income (loss) as reported in the Statement of Operations (Year ended December 31, 2020) of the Surviving Fund, plus net investment income from the Transferor Fund pre-merger were as follows:

Transferor Fund	Net Investment Income (Loss)
2010 Retirement Portfolio	$(101)

b)

Net realized and unrealized gain (loss) on investments as reported in the Statement of Operations (Year ended December 31, 2020) of the Surviving Fund, plus net realized and unrealized gain (loss) on investments from the Transferor Fund pre-merger were as follows:

Transferor Fund	Net Realized and Change in Unrealized Gain (Loss) on Investments
2010 Retirement Portfolio	$1,442

Since both the Transferor Fund and the Surviving Fund sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Since the combined investment fund had been managed as a single integrated fund since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Transferor Fund that have been included in the Surviving Fund’s Statement of Operations since July 31, 2020.

9.	SUBSEQUENT EVENTS

On September 7, 2021, Brown Brothers Harriman & Co. (“BBH”), the Funds’ administration and accounting agent, custodian and securities lending agent, announced that it had entered into an agreement with State Street Bank and Trust Company (“State Street”) to sell BBH’s Investor Services business to State Street (the “Transaction”). The Transaction is subject to certain closing conditions, including regulatory and customary approvals and is expected to be consummated during the first calendar quarter of 2022 (the “Closing Date”). Consequently, upon consummation of the Transaction, it is expected that State Street will replace BBH as the Funds’ administration and accounting agent and custodian effective as of the Closing Date.

Management, on behalf of the Investment Company, has evaluated the need for disclosures and/or adjustments to the financial statements from subsequent events. As a result of this evaluation, except as noted above, no additional subsequent events require disclosure and/or adjustment to the financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Funds and Board of Directors

Mutual of America Variable Insurance Portfolios, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the funds listed in the Appendix, each a fund comprising Mutual of America Variable Insurance Portfolios, Inc. (the Funds or Portfolios), including the portfolios of investments in securities, as of December 31, 2021, the related statements of operations for the year then ended and changes in net assets for the year or period listed in the Appendix, and the related notes (collectively, the financial statements), and the financial highlights for the year or period indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of its operations for the year listed in the Appendix, the changes in its net assets, and the financial highlights for the year or period listed in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Mutual of America investment companies since 2002.

New York, New York

March 1, 2022

Appendix

Equity Index Portfolio

All America Portfolio

Small Cap Value Portfolio

Small Cap Growth Portfolio

Mid Cap Value Portfolio

Mid-Cap Equity Index Portfolio

International Portfolio

Money Market Portfolio

Mid-Term Bond Portfolio

Bond Portfolio

Small Cap Equity Index Portfolio

Retirement Income Portfolio

2015 Retirement Portfolio

2020 Retirement Portfolio

2025 Retirement Portfolio

2030 Retirement Portfolio

2035 Retirement Portfolio

2040 Retirement Portfolio

2045 Retirement Portfolio

2050 Retirement Portfolio

2055 Retirement Portfolio

2060 Retirement Portfolio

Conservative Allocation Portfolio

Moderate Allocation Portfolio

Aggressive Allocation Portfolio

Statement of operations for the year ended December 31, 2021

Statement of changes in net assets for the year ended December 31, 2021 and for the period from January 24, 2020 (commencement of operations) through December 31, 2020

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.

ADDITIONAL INFORMATION

Directors and Officers — unaudited

The tables below show information about the Directors and officers of the Investment Company. The address of each Director and officer is c/o Mutual of America Variable Insurance Portfolios, Inc., 320 Park Avenue, New York, New York 10022. The Investment Company does not hold regular annual meetings of shareholders, and each Director has been elected by shareholders to serve until a successor is duly elected at a meeting of shareholders called for the purpose of electing directors. Each officer of the Investment Company has been elected by the Board of Directors to serve until a successor is duly elected. The Independent Directors do not serve as directors of any other investment companies advised by or affiliated with the Adviser or Mutual of America with the exception of serving on the Board of Directors of Mutual of America Investment Corporation, an affiliated registered management investment company, which also receives investment advice from the Adviser. The Interested Directors and officers of the Investment Company do not receive compensation from the Investment Company for their service. Mr. Roth serves as director of another investment company advised by or affiliated with the Adviser, Mutual of America Investment Corporation.

The Investment Company’s Statement of Additional Information (“SAI”), filed with the Securities and Exchange Commission, contains additional information about the Investment Company’s Directors and Officers. A copy of the latest SAI can be obtained, without charge, by writing to Mutual of America Variable Insurance Portfolios, Inc. at 320 Park Avenue, New York, NY 10022-6839 or by calling 800.468.3785 or through the following websites: mutualofamerica.com or sec.gov.

Independent Directors
Name and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Director

Carolyn N. Dolan, age 74	Since April 2011	Executive Vice President, Head of Direct Client Investments, Fiera Capital Inc.; prior thereto Founding Principal and Portfolio Manager, Samson Capital Advisors LLC	Director, Market Street Trust Company; Trustee, Fordham University; Mutual of America Investment Corporation

Stanley E. Grayson, age 71	Since November 2017	Vice Chairman and Chief Operating Officer, M.R. Beal & Company (Retired 2014)	Director, TD Bank, N.A.; Director, YMCA of Greater New York; Trustee, College of the Holy Cross; Director, Mother Cabrini Health Foundation; Mutual of America Investment Corporation

LaSalle D. Leffall, III, age 58	Since April 2011	President and Founder, LDL Financial, LLC	Advisory Board member, Cabot Properties; Mutual of America Investment Corporation

John W. Sibal, age 69	Since April 2011	President & Chief Executive Officer, Eustis Commercial Mortgage Corporation	Director, Eustis Commercial Mortgage Corporation; Director, New Orleans Recreation Development Foundation; Mutual of America Investment Corporation

Independent Directors
Name and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Director

Margaret M. Smyth, age 58	Since February 2007	U.S. Chief Financial Officer, National Grid; prior thereto Vice President of Finance, Con Edison; prior thereto Vice President, Chief Financial Officer, Hamilton Sundstrand, a United Technologies Company	Director, Lilium N.V.; Director, Remitly, Inc.; Director, Frontier Communications; Director, Etsy, Inc.; Director, CenTrio; Board of Trustees, Concern Worldwide, USA; Executive Committee, Fordham University President’s Council; Mutual of America Investment Corporation

William E. Whiston, age 67	Since February 2011	Chief Financial Officer, the Archdiocese of New York; Adjunct Professor in Finance, Fordham University Graduate School of Business; prior thereto Executive Vice President and member, United States Management Board at Allied Irish Bank	Director, Sterling National Bank; Trustee and Treasurer, Trustees of St. Patrick’s Cathedral in New York City; Trustee, St. Joseph’s Seminary; Mutual of America Investment Corporation

Interested Director
Name and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Director

James J. Roth, Chairman, President and Chief Executive Officer, age 72	Since August 2015	Senior Executive Vice President and General Counsel, Mutual of America Life Insurance Company since March 2013; Chairman of the Board, President and Chief Executive Officer, Mutual of America Investment Corporation and Mutual of America Institutional Funds, Inc. since August 2015 and of Mutual of America Variable Insurance Portfolios, Inc. since April 2019	Mutual of America Life Insurance Company; Mutual of America Investment Corporation; Mutual of America Holding Company LLC; Mutual of America Foundation

Mr. Roth is an “interested person” as an officer of the Adviser and of affiliates of the Adviser.

Officers
Name, Position and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Officer

Chris W. Festog, Senior Executive Vice President, Chief Financial Officer and Treasurer, age 60	Since April 2013	Senior Executive Vice President and Chief Financial Officer, Mutual of America Life Insurance Company since March 2017; prior thereto Executive Vice President and Chief Financial Officer, Mutual of America Life Insurance Company since March 2015; prior thereto Executive Vice President and Deputy Treasurer, Mutual of America Life Insurance Company	Mutual of America Holding Company LLC; Mutual of America Securities LLC

Vincent R. FitzPatrick III, Vice President, Associate General Counsel and Corporate Secretary, age 49	Since April 2021	Vice President, Associate General Counsel and Corporate Secretary, Mutual of America Investment Corporation and Mutual of America Variable Insurance Portfolios since 2021; prior thereto Vice President, Associate General Counsel and Assistant Corporate Secretary, Mutual of America Life Insurance Company since 2019; prior thereto Vice President, Associate General Counsel, Mutual of America Life Insurance Company	None

Kathryn A. Lu, Executive Vice President and Chief Compliance Officer, age 61	Since July 2008	Executive Vice President and Chief Compliance Officer, Mutual of America Life Insurance Company; Executive Vice President and Chief Compliance Officer, Mutual of America Investment Corporation, Mutual of America Institutional Funds, Inc. and Mutual of America Variable Insurance Portfolios, Inc.	None

Christopher M. Miseo, Senior Vice President and Chief Accounting Officer, age 65	Since March 2013	Senior Vice President and Director of Accounting and Financial Reporting, Mutual of America Life Insurance Company	None

Officers
Name, Position and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Officer

Michelle A. Rozich, Executive Vice President, Enterprise Risk Management and Internal Auditor, age 48	Since March 2018	Executive Vice President, Enterprise Risk Management and Internal Auditor, since November 2020; prior thereto Senior Vice President and Internal Auditor, Mutual of America Life Insurance Company as of March 2018; Senior Vice President and Internal Auditor, Mutual of America Investment Corporation, Mutual of America Institutional Funds, Inc., and Mutual of America Variable Insurance Portfolios, Inc.; formerly Audit Senior Manager, KPMG LLP	None

Quarterly Portfolio Schedules

Included in this Annual Report are schedules of Mutual of America Variable Insurance Portfolios, Inc.’s (“Investment Company”) portfolio holdings as of December 31, 2021. The Investment Company files complete schedules of portfolio holdings, excluding the Money Market Portfolio, with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Investment Company portfolio holdings are also available for the first and third quarters of the most recent fiscal year through the website, mutualofamerica.com.

The Money Market Portfolio files its complete schedule of portfolio holdings with the SEC each month on Form N-MFP. The portfolio holdings for the prior six months are also available through the website, mutualofamerica.com.

The Form N-PORT and N-MFP are available on the SEC’s website at sec.gov.

Proxy Voting Policies and Procedures

A copy of the Investment Company’s proxy voting policies and procedures can be obtained free of charge by calling 800.468.3785. It is also available on the SEC’s website at sec.gov.

Information regarding how the Investment Company voted proxies relating to portfolio securities during the 12-month period ended June 30, 2021 is available without charge by calling 800.468.3785. It is also available on the SEC website.

Code of Ethics

The Investment Company has adopted a Code of Ethics that complies with Rule 17j-1 of the Investment Company Act of 1940 and with the requirements of the Sarbanes-Oxley Act of 2002. A copy of the Code of Ethics is available free of charge, upon request. To obtain a free copy of the Code of Ethics, please call 212.224.1568 or write to:

Ms. Kathryn A. Lu

Executive Vice President and Chief Compliance Officer

Mutual of America Variable Insurance Portfolios, Inc.

320 Park Avenue

New York, NY 10022-6839

Supplemental Dividend Information — Unaudited

Dividends from the Money Market, Mid-Term Bond and Bond Portfolios do not qualify for the corporate dividends received deduction. The following are the percentages of the ordinary dividends distributed in 2021 by the other Variable Insurance Portfolios that qualify for the corporate dividends received deduction:

	Equity Index Portfolio	All America Portfolio	Small Cap Value Portfolio	Small Cap Growth Portfolio	Small Cap Equity Index Portfolio
Ordinary dividend qualifying percentage	99.92%	100.00%	100.00%	100.00%	18.95%

	Mid Cap Value Portfolio	Mid-Cap Equity Index Portfolio	International Portfolio	Retirement Income Portfolio	2015 Retirement Portfolio
Ordinary dividend qualifying percentage	100.00%	89.72%	0.01%	0.00%	0.00%

	2020 Retirement Portfolio	2025 Retirement Portfolio	2030 Retirement Portfolio	2035 Retirement Portfolio	2040 Retirement Portfolio
Ordinary dividend qualifying percentage	0.00%	0.00%	0.00%	0.00%	0.00%

	2045 Retirement Portfolio	2050 Retirement Portfolio	2055 Retirement Portfolio	2060 Retirement Portfolio	Conservative Allocation Portfolio
Ordinary dividend qualifying percentage	0.00%	9.33%	0.00%	100.00%	0.00%

	Moderate Allocation Portfolio	Aggressive Allocation Portfolio
Ordinary dividend qualifying percentage	0.00%	0.00%

Important tax information — Unaudited: Long-term capital gains of $624,780, $15 and $20, distributed by Small Cap Equity Index Portfolio, 2035 Retirement Portfolio, and 2050 Retirement Portfolio, respectively, have been designated as capital gain dividends.

Renewal of Investment Advisory Agreements

At its meeting held on November 11, 2021, the Board of Directors of the Investment Company renewed for a one year period the investment advisory agreement with Mutual of America Capital Management Corporation (the “Adviser”). The Board determined that the agreement with the Adviser was in the best interest of the Investment Company based on the following considerations which are further enumerated below. The Board concluded that Mutual of America Capital Management Corporation would be performing extensive services for the Investment Company and has demonstrated satisfactory performance in its performance of such services for similar investment companies, that its fee is reasonable in comparison to fees charged for similar services to similar funds by other advisers, that the method of calculating the fee is reasonable, that the Adviser will not make excessive profits from the contract and the fee levels reflect that the Portfolios will appropriately benefit from economies of scale.

Nature, Extent and Quality of Services

The Board considered the depth of experience and organizational structure of the Adviser. At September 30, 2021, the Adviser had approximately $20 billion of assets under management. The individual portfolio managers that oversee the investment performance of each of the Investment Company’s Portfolios have extensive experience and knowledge of the specific markets in which they participate. The Adviser adheres to a strict best execution policy which requires it to select broker/dealers based on their ability to execute trades at a favorable and reasonable price. All else being equal, the Advisor will also consider any research that the broker/dealers may provide. The Adviser maintains a highly qualified staff of research analysts and quantitative analysts who assist in the implementation of the disciplined investment policies employed by the portfolio managers to enhance stock selection and manage risk in the portfolios. The Adviser’s quantitative analysts have developed proprietary models that result in daily risk and attribution reports as well as information on stock movements, to enable the portfolio managers to make fully informed decisions on stock selection and to constantly evaluate the structure of each portfolio. When purchasing research and other services, the Adviser uses its own funds to purchase such services from recognized firms that are utilized by the research staff. The Adviser also receives research services from broker/dealers which are utilized to benefit the Portfolios. The Board was aware of the receipt of these research services when it considered renewing the advisory agreement with the Adviser. The Adviser, at no cost, provides services beyond those set forth in the advisory agreement, such as assistance in the preparation of marketing materials and attendance at client and prospect meetings.

Investment Performance

Although the Portfolios commenced operations in 2020, the Board considered the short- and long-term performance of other investment companies managed by the Adviser, which it determined were favorable due to the Adviser’s investment process and personnel, including the quantitative research group mentioned above.

Cost and Profit

The Board compared the advisory fees charged to each Portfolio by the Adviser with fees of numerous similar funds. In the case of each Portfolio, the Adviser’s fee compared favorably with fees charged by other advisers. Finally, the Adviser has not shown excessively high profits from the fees it is paid by similar investment companies.

Economies of Scale

The Board concluded that the reasonableness of the Adviser’s fees, particularly when compared to fees of similar funds that, in most cases, are many times the asset size of the Portfolios of the Investment Company demonstrates the fact that the Portfolios are benefiting from economies of scale. The Adviser utilizes the resources at its disposal efficiently. Its fees reflect cost savings and expense discounts, if any, that it realizes from volume increases.

MUTUAL OF AMERICA

LIFE INSURANCE COMPANY

320 PARK AVENUE

NEW YORK, NY 10022-6839

www.mutualofamerica.com

320 PARK AVENUE

NEW YORK NY 10022-6839

ADDRESS SERVICE REQUESTED

ITEM 2.	CODE OF ETHICS.

Mutual of America Variable Insurance Portfolios, Inc. (the “Variable Insurance Portfolios”) has adopted a Code of Ethics that applies to its principal executive and financial officers, as well as all Access Persons as defined under Rule 17j-1 of the Investment Company Act of 1940. The Code of Ethics consists of two sections. The first section, designated as Section A, is the Code of Ethics required under Rule 17j-1. Section A requires those subject to it to submit periodic reports detailing their securities holdings and transactions (subject to several exemptions contained in the rules) and requires pre-approval for certain securities transactions by such persons, including purchases and sales of reportable securities, investments in initial public offerings and private placements.

The second section, designated as Section B, is to assure compliance with the Code of Ethics requirements of Section 406 of the Sarbanes-Oxley Act of 2002. It applies specifically to the Variable Insurance Portfolios’ principal executive and financial officers.

The two sections are not mutually exclusive and must be observed independently by each person to whom they are intended to apply. Section A applies to all individuals while Section B applies to the individuals designated in Section B. Both Sections explicitly require those individuals subject to the provisions of the Code of Ethics to promptly report violations of the Code of Ethics to the Chief Compliance Officer.

There have been no amendments to Section A or B during the period covered by this report.

The Annual Report to Shareholders includes information on how to obtain a copy of the Code of Ethics at no charge.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a)	(1) Mutual of America Variable Insurance Portfolios, Inc.’s Board of Directors has determined that one audit committee financial expert serves on its Audit Committee.

(a)

(2) The audit committee financial expert is Margaret M. Smyth. She is a Certified Public Accountant and is currently a Senior Adviser at Global Infrastructure, an ESG-themed infrastructure investment company, and a member of Deloitte’s Finance Advisory Council. She was formerly U.S. Chief Financial Officer at National Grid. Her experience also includes previously held senior finance positions at Con Edison, Hamilton Sundstrand and United Technologies, and was a partner at Deloitte Touche and Arthur Andersen. Ms. Smyth is considered an independent director.

(a)	(3) Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Aggregate Audit Fees:

      2021: $506,381

      2020: $229,500

(b), (c), (d) There were no Audit-Related, Tax or Other Fees.

(e) All non-audit fees are pre-approved by the Audit Committee in advance.

(f), (g), (h) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

(a) Not applicable. The complete Schedules of Investment are included as part of the Reports to Stockholders in Item 1.

(b) Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported in a timely and accurate manner.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

Attached hereto:

(a) (1) Not applicable.

(2) Exhibit 99.CERT	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940.

(3) Not applicable.

(b) Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual of America Variable Insurance Portfolios, Inc.

By:	/s/ JAMES J. ROTH

James J. Roth
Chairman of the Board,
President and Chief Executive Officer of
Mutual of America Variable Insurance Portfolios, Inc.

Date: March 10, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ JAMES J. ROTH

James J. Roth
Chairman of the Board,
President and Chief Executive Officer of
Mutual of America Variable Insurance Portfolios, Inc.

Date: March 10, 2022

By:	/s/ CHRIS W. FESTOG

Chris W. Festog
Senior Executive Vice President,
Chief Financial Officer and Treasurer of
Mutual of America Variable Insurance Portfolios, Inc.

Date: March 10, 2022